                               Nations Separate
                                 Account Trust

                               Semiannual Report
                                 June 30, 2005

                            [GRAPHIC APPEARS HERE]

     THIS REPORT IS FOR THE GENERAL INFORMATION OF CONTRACT OWNERS OF THE POLARISAMERICA, POLARIS CHOICE, POLARIS CHOICE /II/ AND THE POLARIS PLATINUM
              /II/ VARIABLE ANNUITY SOLD THROUGH BANK OF AMERICA.

A description of the policies and procedures that the portfolios use to determine how to vote proxies and a copy of the portfolios' voting record are available (i) at www.nationsfunds.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-321-7854. Information regarding how the portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available from the SEC's website. Information regarding how the portfolios voted proxies relating to portfolio securities is also available from the funds' website.

The portfolios file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The portfolios Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC member NASD, SIPC.

Nations Funds are distributed by BACAP Distributors, LLC until on or about August 22, 2005, when BACAP Distributors, LLC and Columbia Funds Distributor, Inc., members NASD, SIPC, will merge to form Columbia Management Distributors, Inc. Nations Funds will then be distributed by Columbia Management Distributors, Inc., which will be part of Columbia Management and an affiliate of Bank of America Corporation.

Banc of America Capital Management, LLC will undergo a name change to Columbia Management Advisors, LLC on or about September 30, 2005. The advisor will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management. Marsico Capital Management, LLC (Marsico) is an SEC-registered investment advisor and wholly owned subsidiary of Bank of America, N.A.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios.

     Not FDIC Insured           May Lose Value          No Bank Guarantee

Table of contents

     Disclosure of Portfolio expenses
     Nations Separate Account Trust Marsico International Opportunities
       Portfolio                                                         2
     Nations Separate Account Trust International Value Portfolio        3
     Nations Separate Account Trust Marsico Focused Equities Portfolio   4
     Nations Separate Account Trust Small Company Portfolio              5
     Nations Separate Account Trust Marsico 21st Century Portfolio       6
     Nations Separate Account Trust Marsico Growth Portfolio             7
     Nations Separate Account Trust Marsico MidCap Growth Portfolio      8
     Nations Separate Account Trust Value Portfolio                      9
     Nations Separate Account Trust Asset Allocation Portfolio          10
     Nations Separate Account Trust High Yield Bond Portfolio           11
     Financial statements
     Schedules of investments                                           12
     Statements of assets and liabilities                               56
     Statements of operations                                           58
     Statements of changes in net assets                                60
     Schedules of capital stock activity                                64
     Financial highlights                                               66
     Notes to financial statements                                      70

Nations Marsico International Opportunities Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Expenses paid
                  Beginning       Ending       during period*
                account value  account value January 1, 2005 to
               January 1, 2005 June 30, 2005   June 30, 2005
               --------------- ------------- ------------------
Actual........    $1,000.00      $  964.40         $7.16
Hypothetical**    $1,000.00      $1,017.50         $7.35

--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.
** Assumed 5% return per year before expenses.

Nations International Value Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Expenses paid
                  Beginning       Ending       during period*
                account value  account value January 1, 2005 to
               January 1, 2005 June 30, 2005   June 30, 2005
               --------------- ------------- ------------------
Actual........    $1,000.00      $  964.10         $6.09
Hypothetical**    $1,000.00      $1,018.60         $6.26

--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.
** Assumed 5% return per year before expenses.

Nations Marsico Focused Equities Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Expenses paid
                  Beginning       Ending       during period*
                account value  account value January 1, 2005 to
               January 1, 2005 June 30, 2005   June 30, 2005
               --------------- ------------- ------------------
Actual........    $1,000.00      $  985.22         $5.27
Hypothetical**    $1,000.00      $1,019.49         $5.36

--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.
** Assumed 5% return per year before expenses.

Nations Small Company Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Expenses paid
                  Beginning       Ending       during period*
                account value  account value January 1, 2005 to
               January 1, 2005 June 30, 2005   June 30, 2005
               --------------- ------------- ------------------
Actual........    $1,000.00      $  984.88         $5.95
Hypothetical**    $1,000.00      $1,018.79         $6.06

--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.
** Assumed 5% return per year before expenses.

Nations Marsico 21st Century Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Expenses paid
                  Beginning       Ending       during period*
                account value  account value January 1, 2005 to
               January 1, 2005 June 30, 2005   June 30, 2005
               --------------- ------------- ------------------
Actual........    $1,000.00      $  947.09         $5.31
Hypothetical**    $1,000.00      $1,019.34         $5.51

--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.
** Assumed 5% return per year before expenses.

Nations Marsico Growth Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Expenses paid
                  Beginning       Ending       during period*
                account value  account value January 1, 2005 to
               January 1, 2005 June 30, 2005   June 30, 2005
               --------------- ------------- ------------------
Actual........    $1,000.00      $  997.62         $5.35
Hypothetical**    $1,000.00      $1,019.44         $5.41

--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.
** Assumed 5% return per year before expenses.

Nations Marsico MidCap Growth Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Expenses paid
                  Beginning       Ending       during period*
                account value  account value January 1, 2005 to
               January 1, 2005 June 30, 2005   June 30, 2005
               --------------- ------------- ------------------
Actual........    $1,000.00      $  953.09         $4.84
Hypothetical**    $1,000.00      $1,019.84         $5.01

--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.
** Assumed 5% return per year before expenses.

Nations Value Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Expenses paid
                  Beginning       Ending       during period*
                account value  account value January 1, 2005 to
               January 1, 2005 June 30, 2005   June 30, 2005
               --------------- ------------- ------------------
Actual........    $1,000.00      $1,023.01         $4.82
Hypothetical**    $1,000.00      $1,020.03         $4.81

--------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.
** Assumed 5% return per year before expenses.

Nations Asset Allocation Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Expenses paid
                  Beginning       Ending       during period*
                account value  account value January 1, 2005 to
               January 1, 2004 June 30, 2005   June 30, 2005
               --------------- ------------- ------------------
Actual........    $1,000.00      $1,009.92         $4.98
Hypothetical**    $1,000.00      $1,019.84         $5.01

--------
* Expenses are equal to the Portfolio's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.
** Assumed 5% return per year before expenses.

Nations High Yield Bond Portfolio

Shareholder expense example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees, where applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2005 to June 30, 2005).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, including sales charges (loads) or redemption fees, where applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Expenses paid
                  Beginning       Ending       during period*
                account value  account value January 1, 2005 to
               January 1, 2005 June 30, 2005   June 30, 2005
               --------------- ------------- ------------------
Actual........    $1,000.00      $  997.22         $4.80
Hypothetical**    $1,000.00      $1,019.98         $4.86

--------
* Expenses are equal to the Portfolio's annualized expense ratio of 0.97%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.
** Assumed 5% return per year before expenses.

Nations Funds

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

              Investment portfolio      June 30, 2005 (unaudited)

       Shares                                                     Value
       ------                                                  -----------
                Common Stocks -- 94.4%
                CONSUMER DISCRETIONARY -- 22.6%
                Automobiles -- 2.0%
         21,520 Hyundai Motor Co.............................. $ 1,189,821
         14,664 Renault SA....................................   1,289,198
                                                               -----------
                Automobiles Total.............................   2,479,019
                                                               -----------
                Hotels, Restaurants & Leisure -- 10.9%
        340,882 Enterprise Inns PLC...........................   5,079,811
        238,450 InterContinental Hotels Group PLC.............   3,000,894
         31,464 Kerzner International Ltd. (a)................   1,791,875
      1,598,878 Shangri-La Asia Ltd...........................   2,469,179
         27,848 Wynn Resorts Ltd. (a).........................   1,316,375
                                                               -----------
                Hotels, Restaurants & Leisure Total...........  13,658,134
                                                               -----------
                Household Durables -- 2.4%
        126,905 Thomson.......................................   3,021,890
                                                               -----------
                Household Durables Total......................   3,021,890
                                                               -----------
                Media -- 4.9%
        402,848 EMI Group PLC.................................   1,825,634
         40,695 Grupo Televisa SA, ADR........................   2,526,753
         73,728 JC Decaux SA (a)..............................   1,866,827
                                                               -----------
                Media Total...................................   6,219,214
                                                               -----------
                Specialty Retail -- 2.4%
         53,200 Yamada Denki Co., Ltd.........................   3,046,798
                                                               -----------
                Specialty Retail Total........................   3,046,798
                                                               -----------
                CONSUMER DISCRETIONARY TOTAL..................  28,425,055
                                                               -----------
                CONSUMER STAPLES -- 7.3%
                Beverages -- 2.5%
        214,370 Diageo PLC....................................   3,151,340
                                                               -----------
                Beverages Total...............................   3,151,340
                                                               -----------
                Household Products -- 2.5%
        107,945 Reckitt Benckiser PLC.........................   3,172,947
                                                               -----------
                Household Products Total......................   3,172,947
                                                               -----------
                Personal Products -- 2.3%
         28,584 Natura Cosmeticos SA..........................     906,482
         57,458 Shoppers Drug Mart Corp.......................   1,993,766
                Personal Products Total.......................   2,900,248
                                                               -----------
                CONSUMER STAPLES TOTAL........................   9,224,535
                                                               -----------
                ENERGY -- 6.7%
                Energy Equipment & Services -- 1.0%
         31,462 Precision Drilling Corp.(a)...................   1,240,448
                                                               -----------
                Energy Equipment & Services Total.............   1,240,448
                                                               -----------
                Oil, Gas & Consumable Fuels -- 5.7%
         27,637 CNOOC Ltd., ADR...............................   1,639,427
         27,302 Petroleo Brasileiro SA, ADR...................   1,423,253
         50,787 Sasol Ltd.....................................   1,370,547
         40,995 Talisman Energy, Inc..........................   1,536,308
          5,404 Total SA......................................   1,266,042
                                                               -----------
                Oil, Gas & Consumable Fuels Total.............   7,235,577
                                                               -----------
                ENERGY TOTAL..................................   8,476,025
                                                               -----------
                FINANCIALS -- 20.0%
                Capital Markets -- 4.0%
         64,585 UBS AG, Registered Shares.....................   5,027,794
                                                               -----------
                Capital Markets Total.........................   5,027,794
                                                               -----------
                Commercial Banks -- 11.5%
        158,997 Anglo Irish Bank Corp. PLC....................   1,967,380
        411,250 Banca Intesa S.p.A............................   1,876,789
         48,803 Erste Bank Der oesterreichischen Sparkassen AG   2,442,043
         85,720 ForeningsSparbanken AB........................   1,878,421
         57,206 ICICI Bank Ltd., ADR..........................   1,249,951
            297 Mitsubishi Tokyo Financial Group, Inc.........   2,509,341
            371 Sumitomo Mitsui Financial Group, Inc..........   2,501,774
                                                               -----------
                Commercial Banks Total........................  14,425,699
                                                               -----------
                Real Estate -- 4.5%
      1,550,000 CapitaLand Ltd................................   2,182,628
        867,533 Hang Lung Properties Ltd......................   1,274,216
         32,951 Leopalace21 Corp..............................     545,966
        151,000 Sumitomo Realty & Development Co., Ltd........   1,683,732
                                                               -----------
                Real Estate Total.............................   5,686,542
                                                               -----------
                FINANCIALS TOTAL..............................  25,140,035
                                                               -----------
                HEALTH CARE -- 11.3%
                Pharmaceuticals -- 11.3%
         81,800 Astellas Pharma, Inc..........................   2,794,053
         26,069 Novartis AG...................................   1,238,585
         50,393 Roche Holding AG, Genusschein.................   6,357,018
         45,748 Sanofi-Aventis................................   3,746,871
                                                               -----------
                Pharmaceuticals Total.........................  14,136,527
                                                               -----------
                HEALTH CARE TOTAL.............................  14,136,527
                                                               -----------

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

     Shares                                                       Value
     ------                                                    ------------
              INDUSTRIALS -- 7.3%
              Construction & Engineering -- 4.2%
       63,672 Vinci SA........................................ $  5,298,840
                                                               ------------
              Construction & Engineering Total................    5,298,840
                                                               ------------
              Electrical Equipment -- 1.0%
       20,133 Fanuc Ltd.......................................    1,277,016
                                                               ------------
              Electrical Equipment Total......................    1,277,016
                                                               ------------
              Road & Rail -- 2.1%
       45,341 Canadian National Railway Co....................    2,613,908
                                                               ------------
              Road & Rail Total...............................    2,613,908
                                                               ------------
              INDUSTRIALS TOTAL...............................    9,189,764
                                                               ------------
              INFORMATION TECHNOLOGY -- 9.0%
              Communications Equipment -- 2.3%
       88,473 Telefonaktiebolaget LM Ericsson, ADR............    2,826,713
                                                               ------------
              Communications Equipment Total..................    2,826,713
                                                               ------------
              Electronic Equipment & Instruments-- 2.4%
        5,400 Keyence Corp....................................    1,203,231
       36,200 Murata Manufacturing Co., Ltd...................    1,831,532
                                                               ------------
              Electronic Equipment & Instruments Total........    3,034,763
                                                               ------------
              Office Electronics -- 1.0%
       23,200 Canon, Inc......................................    1,216,296
                                                               ------------
              Office Electronics Total........................    1,216,296
                                                               ------------
              Semiconductors & Semiconductor Equipment -- 2.3%
      799,005 ARM Holdings PLC................................    1,615,208
        2,790 Samsung Electronics Co., Ltd....................    1,323,160
                                                               ------------
              Semiconductors & Semiconductor Equipment Total..    2,938,368
                                                               ------------
              Software -- 1.0%
       37,000 Trend Micro, Inc................................    1,308,895
                                                               ------------
              Software Total..................................    1,308,895
                                                               ------------
              INFORMATION TECHNOLOGY TOTAL....................   11,325,035
                                                               ------------
              MATERIALS -- 5.6%
              Chemicals -- 3.8%
       57,896 Lonza Group AG..................................    3,197,706
       49,134 Reliance Industries Ltd., GDR...................    1,430,291
        5,356 Reliance Industries Ltd., GDR (b)...............      155,913
                                                               ------------
              Chemicals Total.................................    4,783,910
                                                               ------------
              Construction Materials -- 1.8%
       51,646 Cemex SA de CV, ADR, COP........................    2,190,823
                                                               ------------
              Construction Materials Total....................    2,190,823
                                                               ------------
              MATERIALS TOTAL.................................    6,974,733
                                                               ------------
              TELECOMMUNICATION SERVICES --3.4%
              Wireless Telecommunication Services -- 3.4%
       41,494 America Movil SA de CV, ADR.....................    2,473,457
        9,913 SK Telecom Co. Ltd..............................    1,744,254
                                                               ------------
              Wireless Telecommunication Services Total.......    4,217,711
                                                               ------------
              TELECOMMUNICATION SERVICES TOTAL................    4,217,711
                                                               ------------
              UTILITIES -- 1.2%
              Electric Utilities -- 1.2%
      207,053 British Energy Group PLC(a).....................    1,506,700
                                                               ------------
              Electric Utilities Total........................    1,506,700
                                                               ------------
              UTILITIES TOTAL.................................    1,506,700
                                                               ------------
              Total Common Stocks
                (cost of $107,598,666)........................  118,616,120
                                                               ------------
              Investment Company -- 2.2%
    2,758,820 SSgA Prime Money Market Fund....................    2,758,820
                                                               ------------
              Total Investment Company
                (cost of $2,758,820)..........................    2,758,820
                                                               ------------
              Preferred Stock -- 2.0%
              HEALTH CARE -- 2.0%
       21,889 Fresenius AG....................................    2,508,523
                                                               ------------
              HEALTH CARE TOTAL...............................    2,508,523
                                                               ------------
              Total Preferred Stock
                (cost of $2,340,575)..........................    2,508,523
                                                               ------------
              Total Investments -- 98.6%
                (cost of $112,698,061)(c).....................  123,883,463
                                                               ------------
              Other Assets & Liabilities, Net -- 1.4%.........    1,761,397
                                                               ------------
              Net Assets -- 100.0%............................ $125,644,860
                                                               ============
--------
Notes to Investment Portfolio:

(a) Non-income producing security.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of this security represents 0.1% of net assets.
(c) Cost for federal income tax purposes is $112,698,061.

                     Acronym Name
                     ------- ----
                       ADR   American Depositary Receipt
                       COP   Certificates of Participation
                       GDR   Global Depositary Receipt

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Marsico International Opportunities Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

                                              % of Total
Summary of Securities by Country    Value     Investments
-------------------------------- ------------ -----------
         Japan.................. $ 19,918,636     16.1%
         United Kingdom.........   19,352,534     15.6
         France.................   16,489,667     13.3
         Switzerland............   15,821,103     12.8
         Canada.................    7,384,431      6.0
         Mexico.................    7,191,033      5.8
         Hong Kong..............    5,382,822      4.3
         Sweden.................    4,705,133      3.8
         South Korea............    4,257,235      3.4
         United States*.........    4,075,195      3.3
         India..................    2,836,155      2.3
         Germany................    2,508,523      2.0
         Austria................    2,442,043      2.0
         Brazil.................    2,329,735      1.9
         Singapore..............    2,182,627      1.8
         Ireland................    1,967,380      1.6
         Italy..................    1,876,789      1.5
         Bahamas................    1,791,875      1.4
         South Africa...........    1,370,547      1.1
                                 ------------    -----
                                 $123,883,463    100.0%
                                 ============    =====

--------
*  Includes Investment Company.

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- International Value Portfolio

              Investment portfolio      June 30, 2005 (unaudited)

        Shares                                                 Value
        ------                                               ----------
                Common Stocks -- 97.6%
                CONSUMER DISCRETIONARY -- 10.2%
                Automobiles -- 4.6%
          7,400 DaimlerChrysler AG.......................... $  299,774
          2,715 Regie National Usines Renault...............    238,692
         55,100 Volkswagen AG, ADR..........................    503,636
                                                             ----------
                Automobiles Total...........................  1,042,102
                                                             ----------
                Household Durables -- 1.0%
         15,700 Matsushita Electric.........................
                Industrial Co., Ltd., ADR...................    238,326
                                                             ----------
                Household Durables Total....................    238,326
                                                             ----------
                Leisure Equipment & Products -- 1.1%
          7,400 Fuji Photo Film Co., Ltd., ADR..............    241,166
                                                             ----------
                Leisure Equipment & Products Total..........    241,166
                                                             ----------
                Media -- 1.4%
         17,123 Wolters Kluwer NV, ADR......................    327,948
                                                             ----------
                Media Total.................................    327,948
                                                             ----------
                Multiline Retail -- 2.1%
         12,064 Marks & Spencer Group PLC, ADR..............    467,726
                                                             ----------
                Multiline Retail Total......................    467,726
                                                             ----------
                CONSUMER DISCRETIONARY TOTAL................  2,317,268
                                                             ----------
                CONSUMER STAPLES -- 19.0%
                Food & Staples Retailing -- 8.5%
          7,800 Carrefour SA................................    376,551
         19,112 J. Sainsbury PLC, ADR.......................    390,873
         72,800 Koninklijke Ahold NV, ADR (a)...............    595,504
        172,100 Wm. Morrison Supermarkets PLC...............    571,200
                                                             ----------
                Food & Staples Retailing Total..............  1,934,128
                                                             ----------
                Food Products -- 8.7%
         14,100 Nestle SA, ADR, Registered Shares...........    902,506
         11,000 Unilever NV, NY Registered Shares...........    713,130
          9,000 Unilever PLC, ADR...........................    349,650
                                                             ----------
                Food Products Total.........................  1,965,286
                                                             ----------
                Tobacco -- 1.8%
             31 Japan Tobacco, Inc..........................    413,521
                                                             ----------
                Tobacco Total...............................    413,521
                                                             ----------
                CONSUMER STAPLES TOTAL                        4,312,935
                                                             ----------
                ENERGY -- 0.8%
                Oil, Gas & Consumable Fuels -- 0.8%
          5,000 Lukoil, ADR.................................    183,900
                                                             ----------
                Oil, Gas & Consumable Fuels Total...........    183,900
                                                             ----------
                ENERGY TOTAL................................    183,900
                                                             ----------
                FINANCIALS -- 23.9%
                Commercial Banks -- 13.2%
         18,488 ABN AMRO Holding NV.........................    453,511
         83,640 Banca Intesa S.p.A..........................    381,701
         14,870 Banco Bilboa Vizcaya Argentaria SA..........    228,403
         17,630 Bayerische Hypo Vereinsbank AG, ADR (a).....    458,893
         10,410 DBS Group Holdings Ltd., ADR................    352,902
         51,380 Mitsubishi Tokyo Financial Group, Inc., ADR.    435,703
         32,000 Overseas-Chinese Banking Corp., Ltd.........    219,813
         68,200 Sumitomo Mitsui Financial Group, Inc., ADR..    461,598
                                                             ----------
                Commercial Banks Total......................  2,992,524
                                                             ----------
                Diversified Financial Services -- 0.8%
          6,135 ING Groep NV, ADR...........................    172,087
                                                             ----------
                Diversified Financial Services Total            172,087
                                                             ----------
                Insurance -- 9.5%
         15,844 Aegon NV, American Registered Shares........    203,912
          7,400 Millea Holdings, Inc., ADR..................    498,094
         37,000 Mitsui Sumitomo Insurance Co., Ltd..........    331,968
          3,200 Muenchener Rueckversicherungs-
                  Gesellschaft AG, Registered Shares........    340,868
         90,600 Royal & Sun Alliance Insurance Group PLC....    135,640
         90,600 Royal & Sun Alliance Insurance Group PLC (b)    135,640
         29,800 Zurich Financial Services AG, ADR (a).......    513,609
                                                             ----------
                Insurance Total                               2,159,731
                                                             ----------
                Thrifts & Mortgage Finance -- 0.4%
          2,112 Hypo Real Estate Holding AG, ADR............     80,363
                                                             ----------
                Thrifts & Mortgage Finance Total                 80,363
                                                             ----------
                FINANCIALS TOTAL............................  5,404,705
                                                             ----------
                HEALTH CARE -- 5.8%
                Pharmaceuticals -- 5.8%
         10,200 Daiichi Pharmaceutical Co., Ltd.............    225,160
         11,590 GlaxoSmithKline PLC, ADR....................    562,231
          3,700 Ono Pharmaceutical Co., Ltd.................    174,971
         18,000 Sankyo Co., Ltd.............................    344,802
                                                             ----------
                Pharmaceuticals Total.......................  1,307,164
                                                             ----------
                HEALTH CARE TOTAL...........................  1,307,164
                                                             ----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- International Value Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

   Shares                                                           Value
   ------                                                        -----------
           INDUSTRIALS -- 5.0%
           Aerospace & Defense -- 2.1%
    17,120 BAE Systems PLC, ADR................................. $   352,282
    55,200 Bombardier, Inc., Class B............................     117,629
                                                                 -----------
           Aerospace & Defense Total............................     469,911
                                                                 -----------
           Electrical Equipment -- 1.0%
     5,500 Nexans SA............................................     222,784
                                                                 -----------
           Electrical Equipment Total                                222,784
                                                                 -----------
           Machinery -- 1.9%
    45,050 Invensys PLC (a).....................................      16,957
   161,000 Mitsubishi Heavy Industries Ltd......................     420,295
                                                                 -----------
           Machinery Total......................................     437,252
                                                                 -----------
           INDUSTRIALS TOTAL....................................   1,129,947
                                                                 -----------
           INFORMATION TECHNOLOGY -- 5.8%
           Communications Equipment -- 1.4%
    29,510 Alcatel SA, ADR (a)..................................     321,954
                                                                 -----------
           Communications Equipment Total.......................     321,954
                                                                 -----------
           Electronic Equipment & Instruments -- 2.6%
     9,610 Hitachi Ltd., ADR....................................     582,558
                                                                 -----------
           Electronic Equipment & Instruments Total.............     582,558
                                                                 -----------
           Semiconductors & Semiconductor Equipment -- 1.8%
     1,800 Rohm Co., Ltd........................................     172,849
    15,300 STMicroelectronics NV................................     243,612
                                                                 -----------
           Semiconductors & Semiconductor Equipment Total            416,461
                                                                 -----------
           INFORMATION TECHNOLOGY TOTAL.........................   1,320,973
                                                                 -----------
           MATERIALS -- 1.4%
           Chemicals -- 1.1%
     6,120 Akzo Nobel NV, ADR...................................     240,455
                                                                 -----------
           Chemicals Total......................................     240,455
                                                                 -----------
           Metals & Mining -- 0.3%
     9,930 Corus Group PLC, ADR (a).............................      74,177
                                                                 -----------
           Metals & Mining Total................................      74,177
                                                                 -----------
           MATERIALS TOTAL......................................     314,632
                                                                 -----------
           TELECOMMUNICATION SERVICES -- 22.0%
           Diversified Telecommunication Services-- 21.9%
     8,812 BT Group PLC, ADR....................................     366,579
    11,443 Compania Anonima Nacional Telefonos de Venezuela, ADR     216,730
    42,890 Deutsche Telekom AG, ADR.............................     790,034
     1,190 KT Corp..............................................      48,231
    14,250 KT Corp., ADR........................................     306,375
    14,700 Nippon Telegraph & Telephone Corp., ADR..............     315,609
    41,292 Portugal Telecom SGPS SA, ADR........................     394,752
     9,330 Swisscom AG, ADR.....................................     304,345
    21,100 Tele Norte Leste Participacoes SA, ADR...............     351,315
     9,760 Telecom Corp. of New Zealand, ADR....................     327,838
     9,754 Telecom Italia S.p.A., ADR...........................     305,398
     2,080 Telecomunicacoes Brasileiras SA, ADR.................      63,440
    16,215 Telefonica SA, ADR...................................     792,913
    20,180 Telefonos de Mexico SA de CV, ADR....................     381,200
                                                                 -----------
           Diversified Telecommunication Services Total.........   4,964,759
                                                                 -----------
           Wireless Telecommunication Services -- 0.1%
       309 Tele Centro Oeste Celular Participacoes SA, ADR......       3,112
        24 Tele Leste Celular Participacoes SA, ADR(a)..........         191
       291 Telesp Celular Participacoes SA, ADR(a)..............       1,242
       192 Tim Participacoes SA, ADR............................       3,034
                                                                 -----------
           Wireless Telecommunication Services Total............       7,579
                                                                 -----------
           TELECOMMUNICATION SERVICES TOTAL.....................   4,972,338
                                                                 -----------
           UTILITIES -- 3.7%
           Electric Utilities -- 3.7%
    53,700 Centrais Electricas Brasileiras SA, ADR..............     369,520
     4,330 Korea Electric Power Corp............................     132,975
    21,810 Korea Electric Power Corp., ADR......................     341,763
                                                                 -----------
           Electric Utilities Total.............................     844,258
                                                                 -----------
           UTILITIES TOTAL......................................     844,258
                                                                 -----------
           Total Common Stocks
             (cost of $18,998,060)..............................  22,108,120
                                                                 -----------
   Units
   -----
           Rights -- 0.1%
           FINANCIALS -- 0.1%
           Commercial Banks -- 0.1%
     6,400 Overseas-Chinese Banking Corp., Ltd..................      24,465
                                                                 -----------
           Commercial Banks Total...............................      24,465
                                                                 -----------
           FINANCIALS TOTAL.....................................      24,465
                                                                 -----------
           Total Rights
             (cost of $0).......................................      24,465
                                                                 -----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- International Value Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

    Shares                                                         Value
    ------                                                      -----------
            Investment Company -- 1.7%
    381,000 Nations Cash Reserves, Capital Class Shares(c)..... $   381,000
                                                                -----------
            Total Investment Company (cost of $ 381,000).......     381,000
                                                                -----------
            Total Investments -- 99.4% (cost of $19,379,060)(d)  22,513,585
                                                                -----------
            Other Assets & Liabilities, Net -- 0.6%                 125,297
                                                                -----------
            Net Assets -- 100.0%                                $22,638,882
                                                                ===========
--------
Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of this security represents 0.6% of net assets.
(c) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.
(d) Cost for federal income tax purposes is $19,379,060.

                      Acronym Name
                      ------- ----
                        ADR   American Depositary Receipt

                                                         % of Total
            Summary of Securities by Country    Value    Investments
            -------------------------------- ----------- -----------
                     Japan.................. $ 4,856,620     21.6%
                     United Kingdom.........   3,422,955     15.2
                     Netherlands............   2,950,159     13.1
                     Germany................   2,473,568     11.0
                     Switzerland............   1,720,460      7.6
                     France.................   1,159,981      5.1
                     Spain..................   1,021,316      4.5
                     South Korea............     829,344      3.7
                     Brazil.................     791,854      3.5
                     Italy..................     687,099      3.1
                     Singapore..............     597,180      2.7
                     Portugal...............     394,752      1.7
                     Mexico.................     381,200      1.7
                     United States*.........     381,000      1.7
                     New Zealand............     327,838      1.5
                     Venezuela..............     216,730      1.0
                     Russia.................     183,900      0.8
                     Canada.................     117,629      0.5
                                             -----------    -----
                                             $22,513,585    100.0%
                                             ===========    =====

--------
*  Includes Investment Company.

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Marsico Focused Equities Portfolio

              Investment portfolio      June 30, 2005 (unaudited)

         Shares                                               Value
         ------                                            -----------
                 Common Stocks -- 95.1%
                 CONSUMER DISCRETIONARY -- 19.5%
                 Hotels, Restaurants & Leisure --10.4%
          56,211 Carnival Corp............................ $ 3,066,310
          47,167 Four Seasons Hotels, Inc.................   3,117,739
         119,480 MGM Mirage(a)............................   4,729,018
          89,997 Starbucks Corp.(a).......................   4,649,245
          92,391 Wynn Resorts Ltd.(a).....................   4,367,323
                                                           -----------
                 Hotels, Restaurants & Leisure Total......  19,929,635
                                                           -----------
                 Household Durables -- 2.0%
          61,599 Lennar Corp., Class A....................   3,908,456
                                                           -----------
                 Household Durables Total.................   3,908,456
                                                           -----------
                 Specialty Retail -- 5.5%
         179,472 Lowe's Companies, Inc....................  10,448,860
                                                           -----------
                 Specialty Retail Total...................  10,448,860
                                                           -----------
                 Textiles, Apparel & Luxury Goods --1.6%
          35,220 NIKE, Inc., Class B......................   3,050,052
                                                           -----------
                 Textiles, Apparel & Luxury Goods Total...   3,050,052
                                                           -----------
                 CONSUMER DISCRETIONARY TOTAL.............  37,337,003
                                                           -----------
                 CONSUMER STAPLES -- 5.4%
                 Household Products -- 5.4%
         196,692 Procter & Gamble Co......................  10,375,503
                                                           -----------
                 Household Products Total.................  10,375,503
                                                           -----------
                 CONSUMER STAPLES TOTAL...................  10,375,503
                                                           -----------
                 FINANCIALS -- 18.7%
                 Capital Markets -- 7.4%
          87,508 Goldman Sachs Group, Inc.................   8,927,566
          67,028 UBS AG, Registered Shares................   5,218,130
                                                           -----------
                 Capital Markets Total....................  14,145,696
                                                           -----------
                 Consumer Finance -- 4.5%
         167,787 SLM Corp.................................   8,523,580
                                                           -----------
                 Consumer Finance Total...................   8,523,580
                                                           -----------
                 Diversified Financial Services -- 2.9%
          19,068 Chicago Mercantile Exchange..............   5,634,594
                                                           -----------
                 Diversified Financial Services Total.....   5,634,594
                                                           -----------
                 Thrifts & Mortgage Finance -- 3.9%
         194,623 Countrywide Financial Corp...............   7,514,394
                                                           -----------
                 Thrifts & Mortgage Finance Total.........   7,514,394
                                                           -----------
                 FINANCIALS TOTAL.........................  35,818,264
                                                           -----------
                 HEALTH CARE -- 27.7%
                 Biotechnology -- 7.8%
         185,936 Genentech, Inc.(a).......................  14,926,942
                                                           -----------
                 Biotechnology Total......................  14,926,942
                                                           -----------
                 Health Care Equipment & Supplies --5.1%
         129,549 Zimmer Holdings, Inc.(a).................   9,867,747
                                                           -----------
                 Health Care Equipment & Supplies Total...   9,867,747
                                                           -----------
                 Health Care Providers & Services -- 10.6%
         387,707 UnitedHealth Group, Inc..................  20,215,043
                                                           -----------
                 Health Care Providers & Services Total...  20,215,043
                                                           -----------
                 Pharmaceuticals -- 4.2%
          91,991 Johnson & Johnson........................   5,979,415
          72,082 Pfizer, Inc..............................   1,988,022
                                                           -----------
                 Pharmaceuticals Total....................   7,967,437
                                                           -----------
                 HEALTH CARE TOTAL........................  52,977,169
                                                           -----------
                 INDUSTRIALS -- 13.1%
                 Air Freight & Logistics -- 4.0%
          93,478 FedEx Corp...............................   7,572,653
                                                           -----------
                 Air Freight & Logistics Total............   7,572,653
                                                           -----------
                 Industrial Conglomerates -- 6.0%
         332,307 General Electric Co......................  11,514,437
                                                           -----------
                 Industrial Conglomerates Total...........  11,514,437
                                                           -----------
                 Machinery -- 3.1%
          63,349 Caterpillar, Inc.........................   6,037,793
                                                           -----------
                 Machinery Total..........................   6,037,793
                                                           -----------
                 INDUSTRIALS TOTAL........................  25,124,883
                                                           -----------
                 INFORMATION TECHNOLOGY -- 7.2%
                 Communications Equipment -- 3.8%
         220,647 QUALCOMM, Inc............................   7,283,557
                                                           -----------
                 Communications Equipment Total...........   7,283,557
                                                           -----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Marsico Focused Equities Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

 Shares                                              Value
 ------                                           ------------
          Internet Software & Services -- 3.4%
   22,140 Google, Inc., Class A(a)............... $  6,512,481
                                                  ------------
          Internet Software & Services Total.....    6,512,481
                                                  ------------
          INFORMATION TECHNOLOGY TOTAL...........   13,796,038
                                                  ------------
          UTILITIES -- 3.5%
          Electric Utilities -- 3.5%
   80,630 TXU Corp...............................    6,699,547
                                                  ------------
          Electric Utilities Total...............    6,699,547
                                                  ------------
          UTILITIES TOTAL........................    6,699,547
                                                  ------------
          Total Common Stocks
            (cost of $134,534,276)...............  182,128,407
                                                  ------------
          Investment Company -- 4.5%
8,687,194 SSgA Prime Money Market Fund...........    8,687,194
                                                  ------------
          Total Investment Company
            (cost of $8,687,194).................    8,687,194
                                                  ------------
          Total Investments -- 99.6%
            (cost of $143,221,470)(b)............  190,815,601
                                                  ------------
          Other Assets & Liabilities, Net -- 0.4%      695,020
                                                  ------------
          Net Assets -- 100.0%                    $191,510,621
                                                  ============
--------
Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $143,221,470.

At June 30, 2005, the Portfolio held investments in the following sectors:

                                   % of
Sector                          Net Assets
------                          ----------
Health Care....................    27.7%
Consumer Discretionary.........    19.5
Financials.....................    18.7
Industrials....................    13.1
Information Technology.........     7.2
Consumer Staples...............     5.4
Utilities......................     3.5
Investment Company.............     4.5
Other Assets & Liabilities, Net     0.4
                                  -----
                                  100.0%
                                  =====

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Small Company Portfolio

              Investment portfolio      June 30, 2005 (unaudited)

           Shares                                            Value
           ------                                          ----------
                  Common Stocks -- 92.3%
                  CONSUMER DISCRETIONARY -- 17.7%
                  Automobiles -- 0.7%
            9,055 Winnebago Industries, Inc............... $  296,551
                                                           ----------
                  Automobiles Total.......................    296,551
                                                           ----------
                  Diversified Consumer Services -- 1.0%
           12,264 Education Management Corp.(a)...........    413,665
                                                           ----------
                  Diversified Consumer Services Total.....    413,665
                                                           ----------
                  Hotels, Restaurants & Leisure -- 4.8%
           11,375 Gaylord Entertainment Co.(a)............    528,824
            9,395 Isle Of Capris Casinos, Inc.(a).........    246,149
            4,200 Kerzner International Ltd.(a)...........    239,190
            5,680 Lakes Entertainment, Inc.(a)............     87,472
           11,970 RARE Hospitality........................
                  International, Inc.(a)..................    364,726
            5,995 Scientific Games Corp., Class A(a)......    161,445
           16,156 Shuffle Master, Inc.(a).................    452,853
                                                           ----------
                  Hotels, Restaurants & Leisure Total.....  2,080,659
                                                           ----------
                  Household Durables -- 1.0%
            3,840 Beazer Homes USA, Inc...................    219,456
            6,765 Yankee Candle Co., Inc..................    217,157
                                                           ----------
                  Household Durables Total................    436,613
                                                           ----------
                  Internet & Catalog Retail -- 1.6%
            8,235 Blue Nile, Inc.(a)......................    269,202
           11,287 Coldwater Creek, Inc.(a)................    281,159
            3,650 Overstock.com, Inc.(a)..................    129,940
                                                           ----------
                  Internet & Catalog Retail Total.........    680,301
                                                           ----------
                  Media -- 2.7%
           29,380 Lions Gate Entertainment Corp.(a).......    301,439
            5,105 R.H. Donnelley Corp.(a).................    316,408
           26,025 Radio One, Inc., Class D(a).............    332,339
            5,740 Valassis Communications, Inc.(a)........    212,667
                                                           ----------
                  Media Total.............................  1,162,853
                                                           ----------
                  Specialty Retail -- 3.6%
            7,150 Aeropostale, Inc.(a)....................    240,240
            1,940 Guitar Center, Inc.(a)..................    113,238
           12,670 Hibbett Sporting Goods, Inc.(a).........    479,433
            2,280 Jarden Corp.(a).........................    122,938
            6,160 MarineMax, Inc.(a)......................    192,500
            4,500 PETCO Animal Supplies, Inc.(a)..........    131,940
            8,249 Tuesday Morning Corp....................    260,008
                                                           ----------
                  Specialty Retail Total..................  1,540,297
                                                           ----------
                  Textiles, Apparel & Luxury Goods -- 2.3%
            3,860 Deckers Outdoor Co.(a)..................     94,956
           10,308 Jos. A. Bank Clothiers, Inc.(a).........    446,336
           18,005 Wolverine World Wide, Inc...............    432,300
                                                           ----------
                  Textiles, Apparel & Luxury Goods Total..    973,592
                                                           ----------
                  CONSUMER DISCRETIONARY TOTAL............  7,584,531
                                                           ----------
                  CONSUMER STAPLES -- 1.1%
                  Food & Staples Retailing -- 0.2%
            2,980 United Natural Foods, Inc.(a)...........     90,503
                                                           ----------
                  Food & Staples Retailing Total..........     90,503
                                                           ----------
                  Food Products -- 0.4%
            6,925 Delta & Pine Land Co....................    173,540
                                                           ----------
                  Food Products Total.....................    173,540
                                                           ----------
                  Household Products -- 0.2%
            2,825 Spectrum Brands, Inc.(a)................     93,225
                                                           ----------
                  Household Products Total................     93,225
                                                           ----------
                  Personal Products -- 0.3%
            4,430 Nu Skin Enterprises, Inc., Class A......    103,219
                                                           ----------
                  Personal Products Total.................    103,219
                                                           ----------
                  CONSUMER STAPLES TOTAL..................    460,487
                                                           ----------
                  ENERGY -- 4.9%
                  Energy Equipment & Services -- 1.9%
            4,997 Atwood Oceanics, Inc.(a)................    307,615
            4,435 CAL Dive International, Inc.(a).........    232,261
            1,850 Energy Conversion Devices, Inc.(a)......     41,403
           16,660 Grey Wolf, Inc.(a)......................    123,451
            1,760 Hydril(a)...............................     95,656
                                                           ----------
                  Energy Equipment & Services Total.......    800,386
                                                           ----------
                  Oil, Gas & Consumable Fuels -- 3.0%
            3,050 Cheniere Energy, Inc.(a)................     94,855
            7,165 Denbury Resources, Inc.(a)..............    284,952
            1,450 Frontier Oil Corp.......................     42,557
           10,660 Remington Oil & Gas Corp.(a)............    380,562
            1,500 St. Mary Land & Exploration Co..........     43,470
           24,905 Superior Energy Services, Inc.(a).......    443,309
                                                           ----------
                  Oil, Gas & Consumable Fuels Total.......  1,289,705
                                                           ----------
                  ENERGY TOTAL............................  2,090,091
                                                           ----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Small Company Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

          Shares                                              Value
          ------                                            ----------
                 FINANCIALS -- 8.2%
                 Capital Markets -- 1.9%
          12,212 Affiliated Managers Group, Inc.(a)........ $  834,446
                                                            ----------
                 Capital Markets Total.....................    834,446
                                                            ----------
                 Commercial Banks -- 4.0%
          18,775 Boston Private Financial Holdings, Inc....    473,130
           8,254 City National Corp........................    591,895
          10,037 Fidelity Bankshares, Inc..................    266,181
           1,530 Prosperity Bancshares, Inc................     43,773
           8,669 South Financial Group, Inc................    246,373
           5,635 Texas Capital Bancshares, Inc.(a).........    111,235
                                                            ----------
                 Commercial Banks Total....................  1,732,587
                                                            ----------
                 Consumer Finance -- 1.2%
           6,021 Nelnet, Inc. Class A(a)...................    200,318
          10,160 World Acceptance Corp.(a).................    305,308
                                                            ----------
                 Consumer Finance Total....................    505,626
                                                            ----------
                 Insurance -- 1.1%
           3,550 Selective Insurance Group, Inc............    175,902
           5,527 Triad Guaranty, Inc.(a)...................    278,506
                                                            ----------
                 Insurance Total...........................    454,408
                                                            ----------
                 FINANCIALS TOTAL..........................  3,527,067
                                                            ----------
                 HEALTH CARE -- 17.5%
                 Biotechnology -- 3.9%
           6,285 Affymetrix, Inc.(a).......................    338,950
          10,075 AtheroGenics, Inc.(a).....................    160,998
          23,470 Exelixis, Inc.(a).........................    174,382
           9,600 Human Genome Sciences, Inc.(a)............    111,168
          22,208 Illumina, Inc.(a).........................    268,051
           2,670 Martek Biosciences Corp.(a)...............    101,326
           3,400 OSI Pharmaceuticals, Inc.(a)..............    138,958
           4,070 PRA International(a)......................    108,995
          14,203 Protein Design Labs, Inc.(a)..............    287,043
                                                            ----------
                 Biotechnology Total.......................  1,689,871
                                                            ----------
                 Health Care Equipment & Supplies -- 5.8%
          17,800 American Medical Systems Holdings, Inc.(a)    367,570
           3,589 Aspect Medical Systems, Inc.(a)...........    106,737
           9,150 Hologic, Inc.(a)..........................    363,712
          13,770 Immucor, Inc.(a)..........................    398,641
           2,340 INAMED Corp.(a)...........................    156,710
           2,175 Intuitive Surgical, Inc.(a)...............    101,442
           7,750 Kyphon, Inc.(a)...........................    269,623
          20,442 Respironics, Inc.(a)......................    738,161
                                                            ----------
                 Health Care Equipment & Supplies Total....  2,502,596
                                                            ----------
                 Health Care Providers & Services -- 5.7%
           4,000 Allion Healthcare, Inc.(a)................     65,608
           3,570 Apria Healthcare Group, Inc.(a)...........    123,665
          15,800 Centene Corp.(a)..........................    530,564
           5,100 HealthExtras, Inc.(a).....................    102,357
           7,817 LifePoint Hospitals, Inc.(a)..............    394,915
           1,050 Psychiatric Solutions, Inc.(a)............     51,145
           5,847 Triad Hospitals, Inc.(a)..................    319,480
          34,660 VCA Antech, Inc.(a).......................    840,505
                                                            ----------
                 Health Care Providers & Services Total....  2,428,239
                                                            ----------
                 Pharmaceuticals -- 2.1%
           7,420 Amylin Pharmaceuticals, Inc.(a)...........    155,301
           8,600 Connetics Corp.(a)........................    151,704
           5,400 MGI Pharma, Inc.(a).......................    117,504
           3,175 Par Pharmaceutical Companies, Inc.(a).....    100,997
          17,403 Penwest Pharmaceuticals Co.(a)............    205,703
           9,439 Salix Pharmaceuticals Ltd.(a).............    166,693
                                                            ----------
                 Pharmaceuticals Total.....................    897,902
                                                            ----------
                 HEALTH CARE TOTAL.........................  7,518,608
                                                            ----------
                 INDUSTRIALS -- 11.9%
                 Aerospace & Defense -- 1.3%
           2,530 Aviall, Inc.(a)...........................     79,923
           2,325 Engineered Support Systems, Inc...........     83,305
          11,720 Teledyne Technologies, Inc.(a)............    381,837
                                                            ----------
                 Aerospace & Defense Total.................    545,065
                                                            ----------
                 Air Freight & Logistics -- 1.9%
          11,590 Hub Group, Inc., Class A(a)...............    290,330
           7,484 UTI Worldwide, Inc........................    521,036
                                                            ----------
                 Air Freight & Logistics Total.............    811,366
                                                            ----------
                 Airlines -- 0.2%
           9,130 Frontier Airlines, Inc.(a)................     94,313
                                                            ----------
                 Airlines Total............................     94,313
                                                            ----------
                 Building Products -- 0.1%
           1,550 Griffon Corp.(a)..........................     34,410
                                                            ----------
                 Building Products Total...................     34,410
                                                            ----------
                 Commercial Services & Supplies -- 3.4%
          12,520 Korn/Ferry International(a)...............    222,230
          10,190 Labor Ready, Inc.(a)......................    237,529
           3,895 Mine Safety Appliances Co.................    179,949
           4,075 Navigant Consulting, Inc.(a)..............     71,964
          11,900 Resources Connection, Inc.(a).............    276,437
           9,465 Senomyx, Inc.(a)..........................    156,267
           8,720 Waste Connections, Inc.(a)................    325,169
                                                            ----------
                 Commercial Services & Supplies Total......  1,469,545
                                                            ----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Small Company Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

    Shares                                                          Value
    ------                                                       -----------
           Construction & Engineering -- 1.0%
    18,358 Chicago Bridge & Iron Co., NV, N.Y. Registered Shares $   419,664
                                                                 -----------
           Construction & Engineering Total.....................     419,664
                                                                 -----------
           Electrical Equipment -- 0.3%
    20,440 Evergreen Solar, Inc.(a).............................     131,429
                                                                 -----------
           Electrical Equipment Total...........................     131,429
                                                                 -----------
           Machinery -- 3.3%
     7,900 Actuant Corp., Class A(a)............................     378,726
     5,695 Bucyrus International, Inc., Class A.................     216,296
     2,970 CLARCOR, Inc.........................................      86,873
     5,163 Cuno, Inc.(a)........................................     368,845
       870 ESCO Technologies, Inc.(a)...........................      87,696
     2,120 Manitowoc Co., Inc...................................      86,962
     8,600 Wabtec Corp..........................................     184,728
                                                                 -----------
           Machinery Total......................................   1,410,126
                                                                 -----------
           Road & Rail -- 0.4%
     5,820 Landstar System, Inc.(a).............................     175,298
                                                                 -----------
           Road & Rail Total....................................     175,298
                                                                 -----------
           INDUSTRIALS TOTAL....................................   5,091,216
                                                                 -----------
           INFORMATION TECHNOLOGY -- 24.9%
           Communications Equipment -- 3.2%
     4,900 ADTRAN, Inc..........................................     121,471
    13,264 Anaren, Inc.(a)......................................     174,421
    20,475 Audiocodes Ltd.(a)...................................     203,726
     7,035 Avocent Corp.(a).....................................     183,895
    14,205 C-COR.net Corp.(a)...................................      97,304
     5,690 NICE Systems Ltd., ADR(a)............................     224,584
    15,497 Packeteer, Inc.(a)...................................     218,508
     3,710 Plantronics, Inc.....................................     134,896
                                                                 -----------
           Communications Equipment Total.......................   1,358,805
                                                                 -----------
           Computers & Peripherals -- 1.2%
    16,445 M-Systems Flash Disk Pioneers Ltd.(a)................     315,251
    20,725 Neoware Systems, Inc.(a).............................     212,224
                                                                 -----------
           Computers & Peripherals Total........................     527,475
                                                                 -----------
           Electronic Equipment & Instruments -- 3.0%
    15,320 Aeroflex, Inc.(a)....................................     128,688
     1,914 Applied Films Corp.(a)...............................      48,998
    12,079 Daktronics, Inc......................................     241,701
     3,976 FLIR Systems, Inc.(a)................................     118,644
     8,875 Global Imaging Systems, Inc.(a)......................     282,758
     3,800 Itron, Inc.(a).......................................     169,784
    20,753 Plexus Corp.(a)......................................     295,315
                                                                 -----------
           Electronic Equipment & Instruments Total.............   1,285,888
                                                                 -----------
           Internet Software & Services -- 3.1%
     9,870 CNET Networks, Inc.(a)...............................     115,874
     4,380 Digital River, Inc.(a)...............................     139,065
    30,575 Digitas, Inc.(a).....................................     348,861
     9,245 EarthLink, Inc.(a)...................................      80,062
     1,160 Equinix, Inc.(a).....................................      50,274
     9,190 InfoSpace, Inc.(a)...................................     302,626
    20,718 Secure Computing Corp.(a)............................     225,412
     6,385 ValueClick, Inc.(a)..................................      78,727
                                                                 -----------
           Internet Software & Services Total...................   1,340,901
                                                                 -----------
           IT Services -- 2.4%
     8,899 Anteon International Corp.(a)........................     405,972
     7,740 Euronet Worldwide, Inc.(a)...........................     225,002
     4,619 MTC Technologies, Inc.(a)............................     170,118
    21,910 Sykes Enterprises, Inc.(a)...........................     207,707
                                                                 -----------
           IT Services Total....................................   1,008,799
                                                                 -----------
           Semiconductors & Semiconductor Equipment -- 5.6%
     9,025 Cymer, Inc.(a).......................................     237,809
    17,500 Integrated Device Technology, Inc.(a)................     188,125
    38,527 Microsemi Corp.(a)...................................     724,308
    23,750 Semtech Corp.(a).....................................     395,437
    11,610 Tessera Technologies, Inc.(a)........................     387,890
     5,520 Varian Semiconductor Equipment Associates, Inc.(a)...     204,240
    23,474 Virage Logic Corp.(a)................................     241,782
                                                                 -----------
           Semiconductors & Semiconductor Equipment Total.......   2,379,591
                                                                 -----------
           Software -- 6.4%
     8,100 American Reprographics Co.(a)........................     130,329
     8,353 ANSYS, Inc.(a).......................................     296,615
    25,460 Aspect Communications Corp.(a).......................     285,916
     9,650 Borland Software Corp.(a)............................      66,199
    13,075 Epicor Software Corp.(a).............................     172,590
    10,925 Hyperion Solutions Corp.(a)..........................     439,622
     2,432 Kronos, Inc.(a)......................................      98,228
     3,690 Macrovision Corp.(a).................................      83,173
     2,820 MICROS Systems, Inc.(a)..............................     126,195
     9,510 Open Solutions, Inc.(a)..............................     193,148
    18,007 Progress Software Corp.(a)...........................     542,911
     9,820 Quest Software, Inc.(a)..............................     133,847
    16,275 RSA Security, Inc.(a)................................     186,837
                                                                 -----------
           Software Total.......................................   2,755,610
                                                                 -----------
           INFORMATION TECHNOLOGY TOTAL.........................  10,657,069
                                                                 -----------
           MATERIALS -- 2.9%
           Chemicals -- 1.1%
     5,245 Airgas, Inc..........................................     129,394
    12,687 Symyx Technologies, Inc.(a)..........................     354,982
                                                                 -----------
           Chemicals Total......................................     484,376
                                                                 -----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Small Company Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

      Shares                                                       Value
      ------                                                    -----------
               Construction Materials -- 0.3%
         1,410 Eagle Materials, Inc............................ $   130,552
                                                                -----------
               Construction Materials Total....................     130,552
                                                                -----------
               Metals & Mining -- 1.5%
         5,915 Allegheny Technologies, Inc.....................     130,485
        14,801 AMCOL International Corp........................     278,111
         1,650 Cleveland-Cliffs, Inc...........................      95,304
         1,640 Foundation Coal Holdings, Inc...................      42,542
         1,880 Reliance Steel & Aluminum Co....................      69,691
                                                                -----------
               Metals & Mining Total...........................     616,133
                                                                -----------
               MATERIALS TOTAL.................................   1,231,061
                                                                -----------
               TELECOMMUNICATION SERVICES -- 2.1%
               Wireless Telecommunication Services -- 2.1%
        12,280 Alamosa Holdings, Inc.(a).......................     170,692
        22,975 SBA Communications Corp., Class A(a)............     310,163
        11,725 SpectraLink Corp................................     123,347
         6,590 Western Wireless Corp., Class A(a)..............     278,757
                                                                -----------
               Wireless Telecommunication Services Total.......     882,959
                                                                -----------
               TELECOMMUNICATION SERVICES TOTAL................     882,959
                                                                -----------
               UTILITIES -- 1.1%
               Gas Utilities -- 1.1%
        14,100 Energen Corp....................................     494,205
                                                                -----------
               Gas Utilities Total.............................     494,205
                                                                -----------
               UTILITIES TOTAL.................................     494,205
                                                                -----------
               Total Common Stocks
                 (cost of $32,040,314).........................  39,537,294
                                                                -----------
               Investment Companies -- 7.4%
         3,250 iShares Dow Jones U.S. Real Estate Index Fund(a) $   206,700
         5,700 iShares Nasdaq Biotechnology Index Fund(a)......     387,030
        23,280 iShares Russell 2000 Index Fund(a)..............   1,482,936
     1,092,000 Nations Cash Reserves, Capital Class Shares (b).   1,092,000
                                                                -----------
               Total Investment Companies
                 (cost of $3,091,713)..........................   3,168,666
                                                                -----------
               Total Investments -- 99.7%
                 (cost of $35,132,027)(c)......................  42,705,960
                                                                -----------
               Other Assets & Liabilities, Net -- 0.3%.........     111,568
                                                                -----------
               Net Assets -- 100.0%............................ $42,817,528
                                                                ===========
--------
Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.
(c) Cost for federal income tax purposes is $35,132,027.

At June 30, 2005, the Portfolio held investments in the following sectors:

                                   % of
Sector                          Net Assets
------                          ----------
Information Technology.........    24.9%
Consumer Discretionary.........    17.7
Health Care....................    17.5
Industrials....................    11.9
Financials.....................     8.2
Energy.........................     4.9
Materials......................     2.9
Telecommunication Services.....     2.1
Utilities......................     1.1
Consumer Staples...............     1.1
Investment Companies...........     7.4
Other Assets & Liabilities, Net     0.3
                                   ----
                                    100%
                                   ====

                      Acronym Name
                      ------- ----
                        ADR   American Depositary Receipt

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Marsico 21st Century Portfolio
              Investment portfolio      June 30, 2005 (unaudited)

          Shares                                             Value
          ------                                           ----------
                  Common Stocks -- 95.4%
                  CONSUMER DISCRETIONARY -- 20.1%
                  Hotels, Restaurants & Leisure -- 12.5%
           10,141 Kerzner International Ltd.(a)........... $  577,530
           10,142 Las Vegas Sands Corp.(a)................    362,577
          265,888 Shangri-La Asia Ltd.....................    410,616
            2,975 Station Casinos, Inc....................    197,540
           16,852 Wynn Resorts Ltd.(a)....................    796,594
            3,900 Yum! Brands, Inc........................    203,112
                                                           ----------
                  Hotels, Restaurants & Leisure Total.....  2,547,969
                                                           ----------
                  Household Durables -- 4.4%
            8,417 Harman International Industries, Inc....    684,807
            1,992 Toll Brothers, Inc.(a)..................    202,288
                                                           ----------
                  Household Durables Total................    887,095
                                                           ----------
                  Multiline Retail -- 3.0%
            9,082 Nordstrom, Inc..........................    617,303
                                                           ----------
                  Multiline Retail Total..................    617,303
                                                           ----------
                  Textiles, Apparel & Luxury Goods -- 0.2%
            1,713 Volcom, Inc.(a).........................     45,857
                                                           ----------
                  Textiles, Apparel & Luxury Goods Total..     45,857
                                                           ----------
                  CONSUMER DISCRETIONARY TOTAL............  4,098,224
                                                           ----------
                  CONSUMER STAPLES -- 5.5%
                  Food & Staples Retailing -- 0.5%
              884 Whole Foods Market, Inc.................    104,577
                                                           ----------
                  Food & Staples Retailing Total..........    104,577
                                                           ----------
                  Food Products -- 2.0%
           11,628 Dean Foods Co.(a).......................    409,771
                                                           ----------
                  Food Products Total.....................    409,771
                                                           ----------
                  Household Products -- 3.0%
           11,522 Procter & Gamble Co.....................    607,785
                                                           ----------
                  Household Products Total................    607,785
                                                           ----------
                  CONSUMER STAPLES TOTAL..................  1,122,133
                                                           ----------
                  FINANCIALS -- 32.4%
                  Capital Markets -- 7.3%
           11,719 Crystal River Capital(a)(b).............    292,975
           11,209 Jefferies Group, Inc....................    424,709
            9,946 UBS AG, Registered Shares...............    774,273
                                                           ----------
                  Capital Markets Total...................  1,491,957
                                                           ----------
                  Commercial Banks -- 3.7%
           46,860 UCBH Holdings, Inc......................    761,006
                                                           ----------
                  Commercial Banks Total..................    761,006
                                                           ----------
                  Consumer Finance -- 2.8%
           16,091 First Marblehead Corp.(a)...............    564,150
                                                           ----------
                  Consumer Finance Total..................    564,150
                                                           ----------
                  Diversified Financial Services -- 4.0%
            2,731 Chicago Mercantile Exchange.............    807,011
              176 Nuveen Investments, Class A.............      6,621
                                                           ----------
                  Diversified Financial Services Total....    813,632
                                                           ----------
                  Real Estate -- 11.6%
           40,140 Government Properties Trust, Inc........    390,161
           24,731 KKR Financial Corp., REIT(a)............    618,275
            1,662 Rayonier, Inc...........................     88,136
            3,649 Redwood Trust, Inc., REIT...............    188,288
           13,322 St. Joe Co..............................  1,086,276
                                                           ----------
                  Real Estate Total.......................  2,371,136
                                                           ----------
                  Thrifts & Mortgage Finance -- 3.0%
           16,011 Countrywide Financial Corp..............    618,185
                                                           ----------
                  Thrifts & Mortgage Finance Total........    618,185
                                                           ----------
                  FINANCIALS TOTAL........................  6,620,066
                                                           ----------
                  HEALTH CARE -- 18.1%
                  Biotechnology -- 3.5%
            8,968 Genentech, Inc.(a)......................    719,951
                                                           ----------
                  Biotechnology Total.....................    719,951
                                                           ----------
                  Health Care Providers & Services -- 6.7%
           14,696 AMERIGROUP Corp.(a).....................    590,779
           14,816 UnitedHealth Group, Inc.................    772,507
                                                           ----------
                  Health Care Providers & Services Total..  1,363,286
                                                           ----------
                  Pharmaceuticals -- 7.9%
           20,483 Amylin Pharmaceuticals, Inc.(a).........    428,709
           21,271 Pfizer, Inc.............................    586,654
            4,749 Roche Holding AG, Genusschein...........    599,081
                                                           ----------
                  Pharmaceuticals Total...................  1,614,444
                                                           ----------
                  HEALTH CARE TOTAL.......................  3,697,681
                                                           ----------
                  INDUSTRIALS -- 10.3%
                  Aerospace & Defense -- 2.9%
           11,471 United Technologies Corp................    589,036
                                                           ----------
                  Aerospace & Defense Total...............    589,036
                                                           ----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Marsico 21st Century Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

Shares                                             Value
------                                          -----------
        Air Freight & Logistics -- 2.5%
  6,267 FedEx Corp............................. $   507,689
                                                -----------
        Air Freight & Logistics Total..........     507,689
                                                -----------
        Industrial Conglomerates -- 2.6%
 15,415 General Electric Co....................     534,130
                                                -----------
        Industrial Conglomerates Total.........     534,130
                                                -----------
        Machinery -- 2.3%
  4,828 Caterpillar, Inc.......................     460,157
                                                -----------
        Machinery Total........................     460,157
                                                -----------
        INDUSTRIALS TOTAL......................   2,091,012
                                                -----------
        INFORMATION TECHNOLOGY -- 9.0%
        Communications Equipment -- 5.3%
 15,100 Cisco Systems, Inc.(a).................     288,561
  3,811 Juniper Networks, Inc.(a)..............      95,961
 21,100 QUALCOMM, Inc..........................     696,511
                                                -----------
        Communications Equipment Total.........   1,081,033
                                                -----------
        Internet Software & Services -- 2.1%
  1,499 Google, Inc., Class A(a)...............     440,931
                                                -----------
        Internet Software & Services Total.....     440,931
                                                -----------
        Software -- 1.6%
 11,198 Adobe Systems, Inc.....................     320,487
                                                -----------
        Software Total.........................     320,487
                                                -----------
        INFORMATION TECHNOLOGY TOTAL...........   1,842,451
                                                -----------
        Total Common Stocks
          (cost of $17,069,661)................  19,471,567
                                                -----------
        Investment Company -- 4.4%
887,720 SSgA Prime Money Market Fund...........     887,720
                                                -----------
        Total Investment Company
          (cost of $887,720)...................     887,720
                                                -----------
        Total Investments -- 99.8%
          (cost of $17,957,381)(c).............  20,359,287
                                                -----------
        Other Assets & Liabilities, Net -- 0.2%      49,721
                                                -----------
        Net Assets -- 100.0%................... $20,409,008
                                                -----------
--------
Notes to Investment Portfolio:

(a) Non-income producing security.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of this security represents 1.4% of net assets.
(c) Cost for federal income tax purposes is $17,957,381.

Acronym Name
------- ----
 REIT   Real Estate Investment Trust

At June 30, 2005, the Portfolio held investments in the following sectors:

                                   % of
Sector                          Net Assets
------                          ----------
Financials.....................    32.4%
Consumer Discretionary.........    20.1
Health Care....................    18.1
Industrials....................    10.3
Information Technology.........     9.0
Consumer Staples...............     5.5
Investment Company.............     4.4
Other Assets & Liabilities, Net     0.2
                                  -----
                                  100.0%
                                  =====

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Marsico Growth Portfolio

              Investment portfolio      June 30, 2005 (unaudited)

          Shares                                              Value
          ------                                           -----------
                  Common Stocks -- 99.8%
                  CONSUMER DISCRETIONARY -- 22.3%
                  Hotels, Restaurants & Leisure -- 9.1%
           24,309 Four Seasons Hotels, Inc................ $ 1,606,825
           49,250 MGM Mirage(a)...........................   1,949,315
           52,217 Royal Caribbean Cruises Ltd.............   2,525,214
           42,940 Starbucks Corp.(a)......................   2,218,281
           40,205 Wynn Resorts Ltd.(a)....................   1,900,490
           83,937 Yum! Brands, Inc........................   4,371,439
                                                           -----------
                  Hotels, Restaurants & Leisure Total.....  14,571,564
                                                           -----------
                  Household Durables -- 5.5%
            7,410 Harman International Industries, Inc....     602,878
           27,345 KB Home.................................   2,084,509
           45,582 Lennar Corp., Class A...................   2,892,178
           25,390 M.D.C. Holdings, Inc....................   2,088,327
           11,404 Toll Brothers, Inc.(a)..................   1,158,076
                                                           -----------
                  Household Durables Total................   8,825,968
                                                           -----------
                  Multiline Retail -- 2.2%
           65,846 Target Corp.............................   3,582,681
                                                           -----------
                  Multiline Retail Total..................   3,582,681
                                                           -----------
                  Specialty Retail -- 3.4%
           92,440 Lowe's Companies, Inc...................   5,381,857
                                                           -----------
                  Specialty Retail Total..................   5,381,857
                                                           -----------
                  Textiles, Apparel & Luxury Goods -- 2.1%
           37,733 NIKE, Inc., Class B.....................   3,267,678
                                                           -----------
                  Textiles, Apparel & Luxury Goods Total..   3,267,678
                                                           -----------
                  CONSUMER DISCRETIONARY TOTAL............  35,629,748
                                                           -----------
                  CONSUMER STAPLES -- 6.4%
                  Beverages -- 0.7%
           19,894 PepsiCo, Inc............................   1,072,884
                                                           -----------
                  Beverages Total.........................   1,072,884
                                                           -----------
                  Food & Staples Retailing -- 2.2%
           69,829 CVS Corp................................   2,029,929
           34,680 Walgreen Co.............................   1,594,933
                                                           -----------
                  Food & Staples Retailing Total..........   3,624,862
                                                           -----------
                  Household Products -- 3.5%
          105,276 Procter & Gamble Co.....................   5,553,309
                                                           -----------
                  Household Products Total................   5,553,309
                                                           -----------
                  CONSUMER STAPLES TOTAL..................  10,251,055
                                                           -----------
                  ENERGY -- 0.3%
                  Oil, Gas & Consumable Fuels -- 0.3%
           15,456 Canadian Natural Resources Ltd..........     562,289
                                                           -----------
                  Oil, Gas & Consumable Fuels Total.......     562,289
                                                           -----------
                  ENERGY TOTAL............................     562,289
                                                           -----------
                  FINANCIALS -- 15.2%
                  Capital Markets -- 3.2%
            6,334 Goldman Sachs Group, Inc................     646,195
            7,707 Lehman Brothers Holdings, Inc...........     765,151
           47,699 UBS AG, Registered Shares...............   3,713,367
                                                           -----------
                  Capital Markets Total...................   5,124,713
                                                           -----------
                  Commercial Banks -- 1.3%
           34,312 UCBH Holdings, Inc......................     557,227
           24,372 Wells Fargo & Co........................   1,500,828
                                                           -----------
                  Commercial Banks Total..................   2,058,055
                                                           -----------
                  Consumer Finance -- 3.3%
          102,607 SLM Corp................................   5,212,436
                                                           -----------
                  Consumer Finance Total..................   5,212,436
                                                           -----------
                  Diversified Financial Services -- 3.2%
            8,992 Chicago Mercantile Exchange.............   2,657,136
           53,822 Citigroup, Inc..........................   2,488,191
                                                           -----------
                  Diversified Financial Services Total....   5,145,327
                                                           -----------
                  Real Estate -- 1.1%
           21,110 St. Joe Co..............................   1,721,309
                                                           -----------
                  Real Estate Total.......................   1,721,309
                                                           -----------
                  Thrifts & Mortgage Finance -- 3.1%
          130,066 Countrywide Financial Corp..............   5,021,848
                                                           -----------
                  Thrifts & Mortgage Finance Total........   5,021,848
                                                           -----------
                  FINANCIALS TOTAL........................  24,283,688
                                                           -----------
                  HEALTH CARE -- 30.7%
                  Biotechnology -- 7.3%
          145,340 Genentech, Inc.(a)......................  11,667,895
                                                           -----------
                  Biotechnology Total.....................  11,667,895
                                                           -----------
                  Health Care Equipment & Supplies -- 4.7%
           57,022 Medtronic, Inc..........................   2,953,169
           59,653 Zimmer Holdings, Inc.(a)................   4,543,769
                                                           -----------
                  Health Care Equipment & Supplies Total..   7,496,938
                                                           -----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Marsico Growth Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

     Shares                                                        Value
     ------                                                    ------------
              Health Care Providers & Services -- 12.5%
        7,510 Aetna, Inc...................................... $    621,978
       10,868 Pacificare Health Systems, Inc.(a)..............      776,519
       41,174 Quest Diagnostics, Inc..........................    2,193,339
      295,778 UnitedHealth Group, Inc.........................   15,421,865
       13,170 WellPoint, Inc.(a)..............................      917,159
                                                               ------------
              Health Care Providers & Services Total..........   19,930,860
                                                               ------------
              Pharmaceuticals -- 6.2%
       64,601 Johnson & Johnson...............................    4,199,065
       84,844 Pfizer, Inc.....................................    2,339,998
       82,706 Sanofi-Aventis, ADR.............................    3,390,119
                                                               ------------
              Pharmaceuticals Total...........................    9,929,182
                                                               ------------
              HEALTH CARE TOTAL...............................   49,024,875
                                                               ------------
              INDUSTRIALS -- 15.0%
              Aerospace & Defense -- 5.1%
       24,945 General Dynamics Corp...........................    2,732,475
       37,498 Lockheed Martin Corp............................    2,432,495
       59,214 United Technologies Corp........................    3,040,639
                                                               ------------
              Aerospace & Defense Total.......................    8,205,609
                                                               ------------
              Air Freight & Logistics -- 3.4%
       67,081 FedEx Corp......................................    5,434,232
                                                               ------------
              Air Freight & Logistics Total...................    5,434,232
                                                               ------------
              Industrial Conglomerates -- 4.4%
      202,503 General Electric Co.............................    7,016,729
                                                               ------------
              Industrial Conglomerates Total..................    7,016,729
                                                               ------------
              Machinery -- 2.1%
       34,703 Caterpillar, Inc................................    3,307,543
                                                               ------------
              Machinery Total.................................    3,307,543
                                                               ------------
              INDUSTRIALS TOTAL...............................   23,964,113
                                                               ------------
              INFORMATION TECHNOLOGY -- 8.5%
              Communications Equipment -- 3.6%
      102,588 Cisco Systems, Inc.(a)..........................    1,960,457
      114,334 QUALCOMM, Inc...................................    3,774,165
                                                               ------------
              Communications Equipment Total..................    5,734,622
                                                               ------------
              Computers & Peripherals -- 0.0%
        4,500 Seagate Technology, Inc., Escrow Shares(a)......           45
                                                               ------------
              Computers & Peripherals Total...................           45
                                                               ------------
              Internet Software & Services -- 3.1%
       16,718 Google, Inc., Class A(a)........................    4,917,599
                                                               ------------
              Internet Software & Services Total..............    4,917,599
                                                               ------------
              Semiconductors & Semiconductor Equipment -- 1.4%
       85,683 Intel Corp......................................    2,232,899
                                                               ------------
              Semiconductors & Semiconductor Equipment Total..    2,232,899
                                                               ------------
              Software -- 0.4%
       22,619 Adobe Systems, Inc..............................      647,356
                                                               ------------
              Software Total..................................      647,356
                                                               ------------
              INFORMATION TECHNOLOGY TOTAL....................   13,532,521
                                                               ------------
              UTILITIES -- 1.4%
              Electric Utilities -- 1.4%
       27,457 TXU Corp........................................    2,281,402
                                                               ------------
              Electric Utilities Total........................    2,281,402
                                                               ------------
              UTILITIES TOTAL.................................    2,281,402
                                                               ------------
              Total Common Stocks
                (cost of $120,356,867)........................  159,529,691
                                                               ------------
              Investment Company -- 1.7%
    2,695,379 SSgA Prime Money Market Fund....................    2,695,379
                                                               ------------
              Total Investment Company
                (cost of $2,695,379)..........................    2,695,379
                                                               ------------
              Total Investments -- 101.5%
                (cost of $123,052,246)(b).....................  162,225,070
                                                               ------------
              Other Assets & Liabilities, Net -- (1.5)%.......   (2,361,487)
                                                               ------------
              Net Assets -- 100.0%............................ $159,863,583
                                                               ============
--------
Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $123,052,246.

Acronym Name
------- ----
  ADR   American Depositary Receipt

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Marsico Growth Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

At June 30, 2005, the Portfolio held investments in the following sectors:

                                   % of
Sector                          Net Assets
------                          ----------
Health Care....................    30.7%
Consumer Discretionary.........    22.3
Financials.....................    15.2
Industrials....................    15.0
Information Technology.........     8.5
Consumer Staples...............     6.4
Utilities......................     1.4
Energy.........................     0.3
Investment Company.............     1.7
Other Assets & Liabilities, Net    (1.5)
                                  -----
                                  100.0%
                                  =====

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Marsico MidCap Growth Portfolio

              Investment portfolio      June 30, 2005 (unaudited)

          Shares                                              Value
          ------                                           -----------
                  Common Stocks -- 96.0%
                  CONSUMER DISCRETIONARY -- 26.4%
                  Hotels, Restaurants & Leisure -- 15.9%
           16,812 The Cheesecake Factory, Inc.(a)......... $   583,881
           32,274 Kerzner International Ltd.(a)...........   1,838,004
           29,643 Las Vegas Sands Corp.(a)................   1,059,737
           36,146 MGM Mirage Inc.(a)......................   1,430,659
          796,000 Shangri-La Asia Ltd.....................   1,229,279
           17,906 Station Casinos, Inc....................   1,188,958
           34,120 Wynn Resorts Ltd.(a)....................   1,612,853
           11,464 Yum! Brands, Inc........................     597,045
                                                           -----------
                  Hotels, Restaurants & Leisure Total.....   9,540,416
                                                           -----------
                  Household Durables -- 4.3%
           24,654 Harman International Industries, Inc....   2,005,850
            5,835 Toll Brothers, Inc.(a)..................     592,544
                                                           -----------
                  Household Durables Total................   2,598,394
                                                           -----------
                  Multiline Retail -- 3.2%
           27,880 Nordstrom, Inc..........................   1,895,004
                                                           -----------
                  Multiline Retail Total..................   1,895,004
                                                           -----------
                  Specialty Retail -- 0.5%
           10,261 MarineMax, Inc.(a)......................     320,656
                                                           -----------
                  Specialty Retail Total..................     320,656
                                                           -----------
                  Textiles, Apparel & Luxury Goods -- 2.5%
           44,871 Coach, Inc.(a)..........................   1,506,319
                                                           -----------
                  Textiles, Apparel & Luxury Goods Total..   1,506,319
                                                           -----------
                  CONSUMER DISCRETIONARY TOTAL............  15,860,789
                                                           -----------
                  CONSUMER STAPLES -- 2.7%
                  Food & Staples Retailing -- 0.5%
            2,588 Whole Foods Market, Inc.................     306,160
                                                           -----------
                  Food & Staples Retailing Total..........     306,160
                                                           -----------
                  Food Products -- 2.2%
           36,751 Dean Foods Co.(a).......................   1,295,105
                                                           -----------
                  Food Products Total.....................   1,295,105
                                                           -----------
                  CONSUMER STAPLES TOTAL..................   1,601,265
                                                           -----------
                  FINANCIALS -- 29.4%
                  Capital Markets -- 4.4%
           36,316 Crystal River Capital(a)(b).............     907,900
           45,226 Jefferies Group, Inc....................   1,713,613
                                                           -----------
                  Capital Markets Total...................   2,621,513
                                                           -----------
                  Commercial Banks -- 5.6%................
           25,258 Bank of Hawaii Corp.....................   1,281,844
          127,856 UCBH Holdings, Inc......................   2,076,381
                                                           -----------
                  Commercial Banks Total..................   3,358,225
                                                           -----------
                  Consumer Finance -- 2.7%................
           47,134 First Marblehead Corp.(a)...............   1,652,518
                                                           -----------
                  Consumer Finance Total..................   1,652,518
                                                           -----------
                  Diversified Financial Services -- 4.0%
            8,025 Chicago Mercantile Exchange.............   2,371,387
              775 Nuveen Investments, Class A.............      29,156
                                                           -----------
                  Diversified Financial Services Total....   2,400,543
                                                           -----------
                  Real Estate -- 9.7%
            7,158 Brascan Corp., Class A..................     273,509
           61,030 Government Properties Trust, Inc........     593,212
           48,406 KKR Financial Corp.(a)..................   1,210,150
            8,366 Rayonier, Inc...........................     443,649
            5,611 Redwood Trust, Inc......................     289,528
           37,256 St. Joe Co..............................   3,037,854
                                                           -----------
                  Real Estate Total.......................   5,847,902
                                                           -----------
                  Thrifts & Mortgage Finance -- 3.0%
           46,899 Countrywide Financial Corp..............   1,810,770
                                                           -----------
                  Thrifts & Mortgage Finance Total........   1,810,770
                                                           -----------
                  FINANCIALS TOTAL........................  17,691,471
                                                           -----------
                  HEALTH CARE -- 19.1%
                  Biotechnology -- 4.3%
           42,739 Genzyme Corp.(a)........................   2,568,186
                                                           -----------
                  Biotechnology Total.....................   2,568,186
                                                           -----------
                  Health Care Equipment & Supplies -- 3.9%
            4,822 Biosite, Inc.(a)........................     265,162
           10,691 Cochlear Ltd............................     318,115
           23,200 Zimmer Holdings, Inc.(a)................   1,767,144
                                                           -----------
                  Health Care Equipment & Supplies Total..   2,350,421
                                                           -----------
                  Health Care Providers & Services -- 8.8%
           43,976 AMERIGROUP Corp.(a).....................   1,767,835
           25,630 Pacificare Health Systems, Inc.(a)......   1,831,264
           32,138 Quest Diagnostics, Inc..................   1,711,991
                                                           -----------
                  Health Care Providers & Services Total..   5,311,090
                                                           -----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Marsico MidCap Growth Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

       Shares                                                   Value
       ------                                                -----------
                Pharmaceuticals -- 2.1%
         60,045 Amylin Pharmaceuticals, Inc.(a)............. $ 1,256,742
                                                             -----------
                Pharmaceuticals Total.......................   1,256,742
                                                             -----------
                HEALTH CARE TOTAL...........................  11,486,439
                                                             -----------
                INDUSTRIALS -- 6.9%
                Aerospace & Defense -- 0.7%
          3,840 Alliant Techsystems, Inc.(a)................     271,104
          7,116 Hexcel Corp.(a).............................     120,403
                                                             -----------
                Aerospace & Defense Total...................     391,507
                                                             -----------
                Air Freight & Logistics -- 3.0%
         35,886 Expeditors International of Washington, Inc.   1,787,482
                                                             -----------
                Air Freight & Logistics Total...............   1,787,482
                                                             -----------
                Machinery -- 3.2%
         17,406 Caterpillar, Inc............................   1,658,966
          8,550 Watts Water Technologies, Inc...............     286,339
                                                             -----------
                Machinery Total.............................   1,945,305
                                                             -----------
                INDUSTRIALS TOTAL...........................   4,124,294
                                                             -----------
                INFORMATION TECHNOLOGY -- 11.5%
                Communications Equipment -- 5.4%
         44,424 Cisco Systems, Inc.(a)......................     848,942
         22,832 Juniper Networks, Inc.(a)...................     574,910
         55,978 QUALCOMM, Inc...............................   1,847,834
                                                             -----------
                Communications Equipment Total..............   3,271,686
                                                             -----------
                Computers & Peripherals -- 1.9%
         32,484 NCR Corp.(a)................................   1,140,838
                                                             -----------
                Computers & Peripherals Total...............   1,140,838
                                                             -----------
                Internet Software & Services -- 2.2%
          4,397 Google, Inc., Class A(a)....................   1,293,378
                                                             -----------
                Internet Software & Services Total..........   1,293,378
                                                             -----------
                Software -- 2.0%
         41,123 Adobe Systems, Inc..........................   1,176,940
                                                             -----------
                Software Total..............................   1,176,940
                                                             -----------
                INFORMATION TECHNOLOGY TOTAL................   6,882,842
                                                             -----------
                Total Common Stocks
                  (cost of $54,159,832).....................  57,647,100
                                                             -----------
                Investment Company -- 2.8%
      1,646,789 SSgA Prime Money Market Fund................   1,646,789
                                                             -----------
                Total Investment Company
                  (cost of $1,646,789)......................   1,646,789
                                                             -----------
                Convertible Preferred Stock -- 1.5%
                FINANCIALS -- 1.5%
                Capital Markets -- 1.5%
         24,573 Merrill Lynch & Co., Inc....................     893,229
                                                             -----------
                Capital Markets Total.......................     893,229
                                                             -----------
                FINANCIALS TOTAL............................     893,229
                                                             -----------
                Total Convertible Preferred Stocks
                  (cost of $836,711)........................     893,229
                                                             -----------
                Total Investments -- 100.3%
                  (cost of $56,643,332)(c)..................  60,187,118
                                                             -----------
                Other Assets & Liabilities, Net -- (0.3)%...    (162,839)
                                                             -----------
                Net Assets -- 100.0%........................ $60,024,279
                                                             ===========
--------
Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, the value of this security represents 1.5% of net assets.
(c) Cost for federal income tax purposes is $56,643,332.

At June 30, 2005, the Portfolio held investments in the following sectors:

                                   % of
Sector                          Net Assets
------                          ----------
Financials.....................    30.9%
Consumer Discretionary.........    26.4
Health Care....................    19.1
Information Technology.........    11.5
Industrials....................     6.9
Consumer Staples...............     2.7
Investment Company.............     2.8
Other Assets & Liabilities, Net    (0.3)
                                  -----
                                  100.0%
                                  =====

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Value Portfolio

              Investment portfolio      June 30, 2005 (unaudited)

          Shares                                              Value
          ------                                           -----------
                 Common Stocks -- 97.6%
                 CONSUMER DISCRETIONARY -- 9.2%
                 Auto Components -- 0.5%
           7,200 Johnson Controls, Inc.................... $   405,576
                                                           -----------
                 Auto Components Total....................     405,576
                                                           -----------
                 Hotels, Restaurants & Leisure -- 2.8%
           8,100 Carnival Corp............................     441,855
           9,900 Harrah's Entertainment, Inc..............     713,493
          13,984 McDonald's Corp..........................     388,056
          12,400 Starwood Hotels & Resorts Worldwide, Inc.     726,268
                                                           -----------
                 Hotels, Restaurants & Leisure Total......   2,269,672
                                                           -----------
                 Media -- 2.4%
          22,400 Comcast Corp., Class A(a)................     687,680
          49,800 News Corp., Class A......................     805,764
          12,500 Viacom, Inc., Class B....................     400,250
                                                           -----------
                 Media Total..............................   1,893,694
                                                           -----------
                 Multiline Retail -- 2.7%
          11,700 Federated Department Stores, Inc.........     857,376
          15,900 J.C. Penney Co., Inc.....................     836,022
          10,500 May Department Stores Co.................     421,680
                                                           -----------
                 Multiline Retail Total...................   2,115,078
                                                           -----------
                 Specialty Retail -- 0.8%
          30,300 Staples, Inc.............................     645,996
                                                           -----------
                 Specialty Retail Total...................     645,996
                                                           -----------
                 CONSUMER DISCRETIONARY TOTAL.............   7,330,016
                                                           -----------
                 CONSUMER STAPLES -- 7.7%
                 Beverages -- 2.6%
          19,700 Diageo PLC, ADR..........................   1,168,210
          16,918 PepsiCo, Inc.............................     912,388
                                                           -----------
                 Beverages Total..........................   2,080,598
                                                           -----------
                 Food Products -- 0.5%
           9,900 Cadbury Schweppes PLC....................     379,467
                                                           -----------
                 Food Products Total......................     379,467
                                                           -----------
                 Household Products -- 1.2%
          15,400 Kimberly-Clark Corp......................     963,886
                                                           -----------
                 Household Products Total.................     963,886
                                                           -----------
                 Tobacco -- 3.4%
          35,000 Altria Group, Inc........................   2,263,100
           9,500 UST, Inc.................................     433,770
                                                           -----------
                 Tobacco Total............................   2,696,870
                                                           -----------
                 CONSUMER STAPLES TOTAL...................   6,120,821
                                                           -----------
                 ENERGY -- 13.6%
                 Energy Equipment & Services -- 2.3%
          18,400 Halliburton Co...........................     879,888
           7,300 Nabors Industries Ltd.(a)................     442,526
           6,800 Schlumberger Ltd.........................     516,392
                                                           -----------
                 Energy Equipment & Services Total........   1,838,806
                                                           -----------
                 Oil, Gas & Consumable Fuels -- 11.3%
          12,600 BP PLC, ADR..............................     785,988
          26,000 ChevronTexaco Corp.......................   1,453,920
           9,400 ConocoPhillips...........................     540,406
           8,700 EOG Resources, Inc.......................     494,160
          61,000 Exxon Mobil Corp.........................   3,505,670
           7,200 Murphy Oil Corp..........................     376,056
          13,900 Occidental Petroleum Corp................   1,069,327
          42,400 Williams Companies, Inc..................     805,600
                                                           -----------
                 Oil, Gas & Consumable Fuels Total........   9,031,127
                                                           -----------
                 ENERGY TOTAL.............................  10,869,933
                                                           -----------
                 FINANCIALS -- 30.2%
                 Capital Markets -- 5.2%
          30,100 Bank of New York Co., Inc................     866,278
           8,600 Goldman Sachs Group, Inc.................     877,372
          32,025 Merrill Lynch & Co., Inc.................   1,761,695
          11,600 Morgan Stanley...........................     608,652
                                                           -----------
                 Capital Markets Total....................   4,113,997
                                                           -----------
                 Commercial Banks -- 11.3%
          21,200 Marshall & Ilsley Corp...................     942,340
          21,600 North Fork Bancorporation, Inc...........     606,744
          10,500 PNC Financial Services Group, Inc........     571,830
           5,200 SunTrust Banks, Inc......................     375,648
          60,737 U.S. Bancorp.............................   1,773,520
           9,500 UnionBanCal Corp.........................     635,740
          39,176 Wachovia Corp............................   1,943,130
          34,600 Wells Fargo & Co.........................   2,130,668
                                                           -----------
                 Commercial Banks Total...................   8,979,620
                                                           -----------
                 Diversified Financial Services -- 4.3%
           9,900 CIT Group, Inc...........................     425,403
          65,500 Citigroup, Inc...........................   3,028,065
                                                           -----------
                 Diversified Financial Services Total.....   3,453,468
                                                           -----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Value Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

         Shares                                               Value
         ------                                            -----------
                Insurance -- 5.0%
         13,100 Ace Ltd................................... $   587,535
          9,900 Allstate Corp.............................     591,525
          9,100 Ambac Financial Group, Inc................     634,816
         27,600 Genworth Financial, Inc., Class A.........     834,348
         13,100 Hartford Financial Services Group, Inc....     979,618
          9,662 St. Paul Travelers Companies, Inc.........     381,939
                                                           -----------
                Insurance Total...........................   4,009,781
                                                           -----------
                Real Estate -- 2.9%
         17,900 Archstone-Smith Trust, REIT...............     691,298
         23,500 Equity Office Properties Trust, REIT......     777,850
         39,700 Host Marriott Corp., REIT.................     694,750
          4,544 ProLogis Trust, REIT......................     182,851
                                                           -----------
                Real Estate Total.........................   2,346,749
                                                           -----------
                Thrifts & Mortgage Finance -- 1.5%
         10,100 Fannie Mae................................     589,840
          9,300 Golden West Financial Corp................     598,734
                                                           -----------
                Thrifts & Mortgage Finance Total..........   1,188,574
                                                           -----------
                FINANCIALS TOTAL..........................  24,092,189
                                                           -----------
                HEALTH CARE -- 6.3%
                Health Care Equipment & Supplies -- 1.1%
         12,600 Baxter International, Inc.................     467,460
         10,380 Hospira, Inc.(a)..........................     404,820
                                                           -----------
                Health Care Equipment & Supplies Total....     872,280
                                                           -----------
                Health Care Providers & Services -- 1.5%
          7,300 Aetna, Inc................................     604,586
          5,800 CIGNA Corp................................     620,774
                                                           -----------
                Health Care Providers & Services Total....   1,225,360
                                                           -----------
                Pharmaceuticals -- 3.7%
         15,300 Abbott Laboratories.......................     749,853
          9,900 AstraZeneca PLC...........................     408,474
          8,500 Novartis AG, ADR..........................     403,240
         48,940 Pfizer, Inc...............................   1,349,765
                                                           -----------
                Pharmaceuticals Total.....................   2,911,332
                                                           -----------
                HEALTH CARE TOTAL.........................   5,008,972
                                                           -----------
                INDUSTRIALS -- 11.2%
                Aerospace & Defense -- 4.3%
         18,900 Goodrich Corp.............................     774,144
         20,900 Honeywell International, Inc..............     765,567
         13,000 Northrop Grumman Corp.....................     718,250
         22,550 United Technologies Corp..................   1,157,942
                                                           -----------
                Aerospace & Defense Total.................   3,415,903
                                                           -----------
                Building Products -- 0.6%
         10,800 American Standard Companies, Inc..........     452,736
                                                           -----------
                Building Products Total...................     452,736
                                                           -----------
                Commercial Services & Supplies -- 1.0%
         27,800 Waste Management, Inc.....................     787,852
                                                           -----------
                Commercial Services & Supplies Total......     787,852
                                                           -----------
                Construction & Engineering -- 0.2%
          3,500 Fluor Corp................................     201,565
                                                           -----------
                Construction & Engineering Total..........     201,565
                                                           -----------
                Industrial Conglomerates -- 0.9%
         21,700 General Electric Co.......................     751,905
                                                           -----------
                Industrial Conglomerates Total............     751,905
                                                           -----------
                Machinery -- 2.8%
          6,900 Caterpillar, Inc..........................     657,639
          9,000 Deere & Co................................     589,410
          5,600 Eaton Corp................................     335,440
          8,900 Ingersoll-Rand Co., Ltd., Class A.........     635,015
                                                           -----------
                Machinery Total...........................   2,217,504
                                                           -----------
                Road & Rail -- 1.4%
         11,300 Burlington Northern Santa Fe Corp.........     532,004
          9,100 Union Pacific Corp........................     589,680
                                                           -----------
                Road & Rail Total.........................   1,121,684
                                                           -----------
                INDUSTRIALS TOTAL.........................   8,949,149
                                                           -----------
                INFORMATION TECHNOLOGY -- 3.8%
                Computers & Peripherals -- 2.6%
          4,900 Dell, Inc.(a).............................     193,599
         36,000 Hewlett-Packard Co........................     846,360
         14,200 International Business Machines Corp......   1,053,640
                                                           -----------
                Computers & Peripherals Total.............   2,093,599
                                                           -----------
                Electronic Equipment & Instruments -- 0.5%
         18,400 Agilent Technologies, Inc.(a).............     423,568
                                                           -----------
                Electronic Equipment & Instruments Total..     423,568
                                                           -----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Value Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

    Shares                                                           Value
    ------                                                        -----------
             Semiconductors & Semiconductor Equipment -- 0.7%
      22,600 Fairchild Semiconductor International, Inc.(a)...... $   333,350
       7,600 Intel Corp..........................................     198,056
                                                                  -----------
             Semiconductors & Semiconductor Equipment Total......     531,406
                                                                  -----------
             INFORMATION TECHNOLOGY TOTAL........................   3,048,573
                                                                  -----------
             MATERIALS -- 5.6%
             Chemicals -- 2.4%
       5,800 Ashland, Inc........................................     416,846
      12,600 Dow Chemical Co.....................................     561,078
       5,600 PPG Industries, Inc.................................     351,456
      12,400 Rohm and Haas Co....................................     574,616
                                                                  -----------
             Chemicals Total.....................................   1,903,996
                                                                  -----------
             Containers & Packaging -- 0.8%
      25,300 Bemis Co., Inc......................................     671,462
                                                                  -----------
             Containers & Packaging Total........................     671,462
                                                                  -----------
             Metals & Mining -- 1.6%
       7,000 Alcoa, Inc..........................................     182,910
      20,200 Freeport-McMoRan Copper & Gold, Inc., Class B.......     756,288
       7,200 Nucor Corp..........................................     328,464
                                                                  -----------
             Metals & Mining Total...............................   1,267,662
                                                                  -----------
             Paper & Forest Products -- 0.8%
       9,400 Weyerhaeuser Co.....................................     598,310
                                                                  -----------
             Paper & Forest Products Total.......................     598,310
                                                                  -----------
             MATERIALS TOTAL.....................................   4,441,430
                                                                  -----------
             TELECOMMUNICATION SERVICES -- 3.6%
             Diversified Telecommunication Services -- 3.6%
      24,400 BellSouth Corp......................................     648,308
      41,099 SBC Communications, Inc.............................     976,101
      35,500 Verizon Communications, Inc.........................   1,226,525
                                                                  -----------
             Diversified Telecommunication Services Total........   2,850,934
                                                                  -----------
             TELECOMMUNICATION SERVICES TOTAL....................   2,850,934
                                                                  -----------
             UTILITIES -- 6.4%
             Electric Utilities -- 4.0%
      13,800 Entergy Corp........................................   1,042,590
      25,200 Exelon Corp.........................................   1,293,516
      22,800 PG&E Corp...........................................     855,912
                                                                  -----------
             Electric Utilities Total............................   3,192,018
                                                                  -----------
             Independent Power Producers & Energy Traders -- 1.4%
      37,600 Duke Energy Corp....................................   1,117,848
                                                                  -----------
             Independent Power Producers & Energy Traders Total..   1,117,848
                                                                  -----------
             Multi-Utilities -- 1.0%
      11,000 Dominion Resources, Inc.............................     807,290
                                                                  -----------
             Multi-Utilities Total...............................     807,290
                                                                  -----------
             UTILITIES TOTAL.....................................   5,117,156
                                                                  -----------
             Total Common Stocks
               (cost of $66,965,390)                               77,829,173
                                                                  -----------
             Convertible Preferred Stock -- 0.4%
             FINANCIALS -- 0.4%
             Insurance -- 0.4%
       8,200 Genworth Financial, Inc.............................     281,670
                                                                  -----------
             Insurance Total.....................................     281,670
                                                                  -----------
             FINANCIALS TOTAL....................................     281,670
                                                                  -----------
             Total Convertible Preferred Stock
               (cost of $214,073)................................     281,670
                                                                  -----------
     Par
     ---
             Short-Term Obligation -- 1.5%
  $1,201,000 Repurchase agreement with State
               Street Bank & Trust Co., dated
               06/30/05, due 07/01/05 at
               3.100%, collateralized by a U.S.
               Government Agency Bond
               maturing 07/15/17, market value
               of $1,226,925 (repurchase
               proceeds $1,201,103)..............................   1,201,000
                                                                  -----------
             Total Short-Term Obligation
               (cost of $1,201,000)..............................   1,201,000
                                                                  -----------
             Total Investments -- 99.5%
               (cost of $68,380,463)(b)..........................  79,311,843
                                                                  -----------
             Other Assets & Liabilities, Net -- 0.5%                  364,391
                                                                  -----------
             Net Assets -- 100.0%                                 $79,676,234
                                                                  ===========
--------
Notes to Investment Portfolio:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $68,380,463.

                      Acronym Name
                      ------- ----
                       ADR    American Depositary Receipt
                       REIT   Real Estate Investment Trust

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Value Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

At June 30, 2005, the Portfolio held investments in the following sectors:

                                   % of
Sector                          Net Assets
------                          ----------
Financials.....................    30.6%
Energy.........................    13.6
Industrials....................    11.2
Consumer Discretionary.........     9.2
Consumer Staples...............     7.7
Utilities......................     6.4
Health Care....................     6.3
Materials......................     5.6
Information Technology.........     3.8
Telecommunication Services.....     3.6
Short-Term Obligation..........     1.5
Other Assets & Liabilities, Net     0.5
                                  -----
                                  100.0%
                                  =====

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Asset Allocation Portfolio

              Investment portfolio      June 30, 2005 (unaudited)

Shares                                              Value
------                                            ----------
        Common Stocks -- 68.8%
        CONSUMER DISCRETIONARY -- 8.3%
        Automobiles -- 0.1%
2,300   Ford Motor Co............................ $   23,552
                                                  ----------
        Automobiles Total........................     23,552
                                                  ----------
        Diversified Consumer Services -- 0.1%
  200   Apollo Group, Inc., Class A(a)...........     15,644
                                                  ----------
        Diversified Consumer Services Total......     15,644
                                                  ----------
        Hotels, Restaurants & Leisure -- 0.6%
  400   Brinker International, Inc.(a)...........     16,020
  100   Choice Hotels International, Inc.........      6,570
  700   Darden Restaurants, Inc..................     23,086
  500   GTECH Holdings Corp......................     14,620
2,400   International Game Technology Inc........     67,560
                                                  ----------
        Hotels, Restaurants & Leisure Total......    127,856
                                                  ----------
        Household Durables -- 1.1%
1,000   Lennar Corp., Class A....................     63,450
  100   NVR, Inc.(a).............................     81,000
  100   Pulte Homes, Inc.........................      8,425
  600   Stanley Works............................     27,324
  400   Toll Brothers, Inc.(a)...................     40,620
                                                  ----------
        Household Durables Total.................    220,819
                                                  ----------
        Leisure Equipment & Products -- 0.5%
1,400   Brunswick Corp...........................     60,648
2,200   Marvel Enterprises, Inc.(a)..............     43,384
                                                  ----------
        Leisure Equipment & Products Total.......    104,032
                                                  ----------
        Media -- 1.6%
2,600   Clear Channel Communications, Inc........     80,418
  400   Comcast Corp., Class A(a)................     12,268
  400   Dow Jones & Co., Inc.....................     14,180
1,500   EchoStar Communications Corp., Class A(a)     45,240
  100   John Wiley & Sons, Inc., Class A.........      3,973
  400   Liberty Media Corp., Class A(a)..........      4,076
  100   McGraw-Hill Companies, Inc...............      4,425
8,000   Time Warner, Inc.(a).....................    133,680
1,000   Viacom, Inc., Class B....................     32,020
  200   Walt Disney Co...........................      5,036
                                                  ----------
        Media Total..............................    335,316
                                                  ----------
        Multiline Retail -- 0.8%
1,100   J.C. Penney Co., Inc.....................     57,838
2,000   Target Corp..............................    108,820
                                                  ----------
        Multiline Retail Total...................    166,658
                                                  ----------
        Specialty Retail -- 3.1%
1,000   Abercrombie & Fitch Co., Class A.........     68,700
  100   American Eagle Outfitters, Inc...........      3,064
  800   AutoZone, Inc.(a)........................     73,968
1,800   Barnes & Noble, Inc.(a)..................     69,840
  400   Bed Bath & Beyond, Inc.(a)...............     16,712
  100   Best Buy Co., Inc........................      6,855
2,500   Gap, Inc.................................     49,375
2,500   Home Depot, Inc..........................     97,250
4,000   Limited Brands, Inc......................     85,680
3,700   Staples, Inc.............................     78,884
2,900   TJX Companies, Inc.......................     70,615
  400   Weight Watchers International, Inc.(a)...     20,644
                                                  ----------
        Specialty Retail Total...................    641,587
                                                  ----------
        Textiles, Apparel & Luxury Goods -- 0.4%
  800   NIKE, Inc., Class B......................     69,280
  500   Polo Ralph Lauren Corp...................     21,555
                                                  ----------
        Textiles, Apparel & Luxury Goods Total...     90,835
                                                  ----------
        CONSUMER DISCRETIONARY TOTAL.............  1,726,299
                                                  ----------
        CONSUMER STAPLES -- 6.2%
        Beverages -- 1.8%
1,300   Anheuser-Busch Companies, Inc............     59,475
2,000   Coca-Cola Co.............................     83,500
1,200   Diageo PLC, ADR..........................     71,160
2,500   Pepsi Bottling Group, Inc................     71,525
1,600   PepsiCo, Inc.............................     86,288
                                                  ----------
        Beverages Total..........................    371,948
                                                  ----------
        Food & Staples Retailing -- 1.2%
1,600   SUPERVALU, Inc...........................     52,176
  300   Sysco Corp...............................     10,857
3,800   Wal-Mart Stores, Inc.....................    183,160
  100   Walgreen Co..............................      4,599
                                                  ----------
        Food & Staples Retailing Total...........    250,792
                                                  ----------
        Food Products -- 0.9%
1,700   Archer-Daniels-Midland Co................     36,346
1,800   Pilgrim's Pride Corp.....................     61,434
2,700   Sara Lee Corp............................     53,487
2,400   Tyson Foods, Inc., Class A...............     42,720
                                                  ----------
        Food Products Total......................    193,987
                                                  ----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Asset Allocation Portfolio

          Investment portfolio (continued)   June 30, 2005 (unaudited)

Shares                                                        Value
------                                                      ----------
       Household Products -- 1.0%
  100  Clorox Co........................................... $    5,572
  200  Kimberly-Clark Corp.................................     12,518
3,500  Procter & Gamble Co.................................    184,625
                                                            ----------
       Household Products Total............................    202,715
                                                            ----------
       Personal Products -- 0.5%
  100  Avon Products, Inc..................................      3,785
1,100  Estee Lauder Companies, Inc., Class A...............     43,043
1,000  Gillette Co.........................................     50,630
                                                            ----------
       Personal Products Total.............................     97,458
                                                            ----------
       Tobacco -- 0.8%
2,700  Altria Group, Inc...................................    174,582
                                                            ----------
       Tobacco Total.......................................    174,582
                                                            ----------
       CONSUMER STAPLES TOTAL..............................  1,291,482
                                                            ----------
       ENERGY -- 5.7%
       Oil, Gas & Consumable Fuels -- 5.7%
  200  Amerada Hess Corp...................................     21,302
1,400  Anadarko Petroleum Corp.............................    115,010
1,000  Apache Corp.........................................     64,600
  200  Burlington Resources, Inc...........................     11,048
2,900  ChevronTexaco Corp..................................    162,168
3,000  ConocoPhillips......................................    172,470
7,100  Exxon Mobil Corp....................................    408,037
  800  Marathon Oil Corp...................................     42,696
1,200  Newfield Exploration Co.(a).........................     47,868
  400  Occidental Petroleum Corp...........................     30,772
  300  Sunoco, Inc.........................................     34,104
1,000  Valero Energy Corp..................................     79,110
                                                            ----------
       Oil, Gas & Consumable Fuels Total...................  1,189,185
                                                            ----------
       ENERGY TOTAL........................................  1,189,185
                                                            ----------
       FINANCIALS -- 14.5%
       Capital Markets -- 2.6%
  100  Bear Stearns Companies, Inc.........................     10,394
1,200  Goldman Sachs Group, Inc............................    122,424
1,100  Lehman Brothers Holdings, Inc.......................    109,208
2,100  Mellon Financial Corp...............................     60,249
2,600  Merrill Lynch & Co., Inc............................    143,026
  500  Morgan Stanley......................................     26,235
1,500  State Street Corp...................................     72,375
                                                            ----------
       Capital Markets Total...............................    543,911
                                                            ----------
       Commercial Banks -- 3.3%
1,700  Comerica, Inc.......................................     98,260
1,700  Marshall & Ilsley Corp..............................     75,565
5,200  U.S. Bancorp........................................    151,840
2,800  Wachovia Corp.......................................    138,880
1,600  Wells Fargo & Co....................................     98,528
1,500  Zions Bancorporation................................    110,295
                                                            ----------
       Commercial Banks Total..............................    673,368
                                                            ----------
       Consumer Finance -- 0.9%
  500  American Express Co.................................     26,615
1,000  Capital One Financial Corp..........................     80,010
3,000  MBNA Corp...........................................     78,480
  100  SLM Corp............................................      5,080
                                                            ----------
       Consumer Finance Total..............................    190,185
                                                            ----------
       Diversified Financial Services -- 2.1%
7,400  Citigroup, Inc......................................    342,102
2,700  JPMorgan Chase & Co.................................     95,364
                                                            ----------
       Diversified Financial Services Total................    437,466
                                                            ----------
       Insurance -- 4.1%
1,800  Allstate Corp.......................................    107,550
  800  Ambac Financial Group, Inc..........................     55,808
3,100  American International Group, Inc...................    180,110
1,300  Endurance Specialty Holdings Ltd....................     49,166
1,100  Hartford Financial Services Group, Inc..............     82,258
1,500  Lincoln National Corp...............................     70,380
  700  MBIA, Inc...........................................     41,517
1,900  MetLife, Inc........................................     85,386
  400  Progressive Corp....................................     39,524
1,700  Prudential Financial, Inc...........................    111,622
  400  SAFECO Corp.........................................     21,736
                                                            ----------
       Insurance Total.....................................    845,057
                                                            ----------
       Real Estate -- 0.1%
  100  Apartment Investment & Management Co., Class A, REIT      4,092
  200  CB Richard Ellis Group, Inc., Class A(a)............      8,772
  300  General Growth Properties, Inc., REIT...............     12,327
                                                            ----------
       Real Estate Total...................................     25,191
                                                            ----------
       Thrifts & Mortgage Finance -- 1.4%
  400  Countrywide Financial Corp..........................     15,444
1,300  Fannie Mac..........................................     75,920
1,300  Freddie Mac.........................................     84,799
  600  MGIC Investment Corp................................     39,132

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Asset Allocation Portfolio

          Investment portfolio (continued)   June 30, 2005 (unaudited)

Shares                                             Value
------                                           ----------
       Thrifts & Mortgage Finance -- (continued)
 1,500 PMI Group, Inc........................... $   58,470
   200 Washington Mutual, Inc...................      8,138
                                                 ----------
       Thrifts & Mortgage Finance Total.........    281,903
                                                 ----------
       FINANCIALS TOTAL.........................  2,997,081
                                                 ----------
       HEALTH CARE -- 9.5%
       Biotechnology -- 1.3%
 3,400 Amgen, Inc.(a)...........................    205,564
 1,400 Gilead Sciences, Inc.(a).................     61,586
   100 Techne Corp.(a)..........................      4,591
                                                 ----------
       Biotechnology Total......................    271,741
                                                 ----------
       Health Care Equipment & Supplies -- 1.0%
 1,200 Boston Scientific Corp.(a)...............     32,400
 2,100 Medtronic, Inc...........................    108,759
 3,800 PerkinElmer, Inc.........................     71,820
                                                 ----------
       Health Care Equipment & Supplies Total...    212,979
                                                 ----------
       Health Care Providers & Services -- 3.1%
 1,300 Aetna, Inc...............................    107,666
 1,100 Cardinal Health, Inc.....................     63,338
   400 Caremark Rx, Inc.(a).....................     17,808
 1,400 Express Scripts, Inc.(a).................     69,972
 2,000 Health Net, Inc.(a)......................     76,320
 1,800 McKesson Corp............................     80,622
 1,400 Quest Diagnostics, Inc...................     74,578
   400 Triad Hospitals, Inc.(a).................     21,856
 2,400 UnitedHealth Group, Inc..................    125,136
                                                 ----------
       Health Care Providers & Services Total...    637,296
                                                 ----------
       Pharmaceuticals -- 4.1%
 1,700 Abbott Laboratories......................     83,317
   700 Allergan, Inc............................     59,668
   500 Eli Lilly & Co...........................     27,855
 1,000 Endo Pharmaceuticals Holdings, Inc.(a)...     26,280
   300 Forest Laboratories, Inc.(a).............     11,655
 4,200 Johnson & Johnson........................    273,000
 1,800 Merck & Co., Inc.........................     55,440
 9,900 Pfizer, Inc..............................    273,042
   700 Wyeth....................................     31,150
                                                 ----------
       Pharmaceuticals Total....................    841,407
                                                 ----------
       HEALTH CARE TOTAL........................  1,963,423
                                                 ----------
       INDUSTRIALS -- 7.4%
       Aerospace & Defense -- 1.5%
 1,700 Boeing Co................................    112,200
 1,300 Lockheed Martin Corp.....................     84,331
 2,200 United Technologies Corp.................    112,970
                                                 ----------
       Aerospace & Defense Total................    309,501
                                                 ----------
       Air Freight & Logistics -- 0.7%
   200 C.H. Robinson Worldwide, Inc.............     11,640
   900 FedEx Corp...............................     72,909
   800 United Parcel Service, Inc., Class B.....     55,328
                                                 ----------
       Air Freight & Logistics Total............    139,877
                                                 ----------
       Commercial Services & Supplies -- 1.5%
 1,300 Allied Waste Industries, Inc.(a).........     10,309
 1,400 Brink's Co...............................     50,400
 4,600 Cendant Corp.............................    102,902
   900 H&R Block, Inc...........................     52,515
   600 Herman Miller, Inc.......................     18,504
 2,800 ServiceMaster Co.........................     37,520
 1,600 Waste Management, Inc....................     45,344
                                                 ----------
       Commercial Services & Supplies Total.....    317,494
                                                 ----------
       Industrial Conglomerates -- 2.1%
   500 3M Co....................................     36,150
11,600 General Electric Co......................    401,940
                                                 ----------
       Industrial Conglomerates Total...........    438,090
                                                 ----------
       Machinery -- 0.7%
   600 Cummins, Inc.............................     44,766
   600 Harsco Corp..............................     32,730
   700 Illinois Tool Works, Inc.................     55,776
                                                 ----------
       Machinery Total..........................    133,272
                                                 ----------
       Road & Rail -- 0.5%
 1,700 Norfolk Southern Corp....................     52,632
 1,100 Yellow Roadway Corp.(a)..................     55,880
                                                 ----------
       Road & Rail Total........................    108,512
                                                 ----------
       Trading Companies & Distributors -- 0.2%
   800 W.W. Grainger, Inc.......................     43,832
                                                 ----------
       Trading Companies & Distributors Total...     43,832
                                                 ----------
       Transportation -- 0.2%
 1,600 Laidlaw International, Inc.(a)...........     38,560
                                                 ----------
       Transportation Total.....................     38,560
                                                 ----------
       INDUSTRIALS TOTAL........................  1,529,138
                                                 ----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Asset Allocation Portfolio

          Investment portfolio (continued)   June 30, 2005 (unaudited)

Shares                                                    Value
------                                                  ----------
       INFORMATION TECHNOLOGY -- 10.5%
       Communications Equipment -- 1.3%
 8,900 Cisco Systems, Inc.(a).......................... $  170,079
 2,700 Motorola, Inc...................................     49,302
 1,300 QUALCOMM, Inc...................................     42,913
                                                        ----------
       Communications Equipment Total..................    262,294
                                                        ----------
       Computers & Peripherals -- 2.4%
   900 Apple Computer, Inc.(a).........................     33,129
 4,400 Dell, Inc.(a)...................................    173,844
 3,400 EMC Corp.(a)....................................     46,614
 3,100 Hewlett-Packard Co..............................     72,881
 2,200 International Business Machines Corp............    163,240
   300 Western Digital Corp.(a)........................      4,026
                                                        ----------
       Computers & Peripherals Total...................    493,734
                                                        ----------
       Electronic Equipment & Instruments -- 0.5%
 2,000 Amphenol Corp., Class A.........................     80,340
   500 Flextronics International Ltd.(a)...............      6,605
 1,300 Ingram Micro, Inc., Class A(a)..................     20,358
                                                        ----------
       Electronic Equipment & Instruments Total........    107,303
                                                        ----------
       IT Services -- 0.7%
 1,100 Accenture Ltd., Class A(a)......................     24,937
   700 Affiliated Computer Services, Inc., Class A(a)..     35,770
   900 Computer Sciences Corp.(a)......................     39,330
 1,100 First Data Corp.................................     44,154
                                                        ----------
       IT Services Total...............................    144,191
                                                        ----------
       Semiconductors & Semiconductor Equipment -- 2.5%
   100 Agere Systems, Inc.(a)..........................      1,200
 4,400 Applied Materials, Inc..........................     71,192
   900 Broadcom Corp., Class A(a)......................     31,959
10,500 Intel Corp......................................    273,630
 1,400 Lam Research Corp.(a)...........................     40,530
   600 MEMC Electronic Materials, Inc.(a)..............      9,462
 2,500 National Semiconductor Corp.....................     55,075
 1,700 Texas Instruments, Inc..........................     47,719
                                                        ----------
       Semiconductors & Semiconductor Equipment Total..    530,767
                                                        ----------
       Software -- 3.1%
   300 Adobe Systems, Inc..............................      8,583
 1,000 Autodesk, Inc.(a)...............................     34,340
 2,100 Citrix Systems, Inc.(a).........................     45,486
 1,100 Intuit, Inc.(a).................................     49,621
11,100 Microsoft Corp..................................    275,724
 6,600 Oracle Corp.(a).................................     87,120
 2,200 Quest Software, Inc.(a).........................     29,986
 2,500 Symantec Corp.(a)...............................     54,350
 3,100 Synopsys, Inc.(a)...............................     51,677
                                                        ----------
       Software Total..................................    636,887
                                                        ----------
       INFORMATION TECHNOLOGY TOTAL....................  2,175,176
                                                        ----------
       MATERIALS -- 2.0%
       Chemicals -- 0.6%
   700 Dow Chemical Co.................................     31,171
   600 E.I. du Pont de Nemours & Co....................     25,806
 1,000 PPG Industries, Inc.............................     62,760
                                                        ----------
       Chemicals Total.................................    119,737
                                                        ----------
       Construction Materials -- 0.2%
   600 Martin Marietta Materials, Inc..................     41,472
                                                        ----------
       Construction Materials Total....................     41,472
                                                        ----------
       Containers & Packaging -- 0.6%
 2,300 Ball Corp.......................................     82,708
   600 Crown Holdings, Inc.(a).........................      8,538
 1,700 Pactiv Corp.(a).................................     36,686
                                                        ----------
       Containers & Packaging Total....................    127,932
                                                        ----------
       Metals & Mining -- 0.2%
 1,300 Alcoa, Inc......................................     33,969
   100 Phelps Dodge Corp...............................      9,250
   100 Southern Peru Copper Corp.......................      4,284
                                                        ----------
       Metals & Mining Total...........................     47,503
                                                        ----------
       Paper & Forest Products -- 0.4%
   600 Georgia-Pacific Corp............................     19,080
 1,900 MeadWestvaco Corp...............................     53,276
                                                        ----------
       Paper & Forest Products Total...................     72,356
                                                        ----------
       MATERIALS TOTAL.................................    409,000
                                                        ----------
       TELECOMMUNICATION SERVICES -- 2.1%
       Diversified Telecommunication Services -- 1.6%
   900 AT&T Corp.......................................     17,136
 3,900 SBC Communications, Inc.........................     92,625
 2,300 Sprint Corp.....................................     57,707
 5,100 Verizon Communications, Inc.....................    176,205
                                                        ----------
       Diversified Telecommunication Services Total....    343,673
                                                        ----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Asset Allocation Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

 Shares                                                           Value
---------                                                      -----------
          Wireless Telecommunication Services -- 0.5%
    1,300 Nextel Communications, Inc., Class A(a)............. $    42,003
      900 NII Holdings, Inc.(a)...............................      57,546
                                                               -----------
          Wireless Telecommunication Services Total...........      99,549
                                                               -----------
          TELECOMMUNICATION SERVICES TOTAL....................     443,222
                                                               -----------
          UTILITIES -- 2.6%
          Electric Utilities -- 1.7%
    2,300 American Electric Power Co., Inc....................      84,801
    1,600 CenterPoint Energy, Inc.............................      21,136
    1,400 DTE Energy Co.......................................      65,478
    1,300 Entergy Corp........................................      98,215
    1,100 FirstEnergy Corp....................................      52,921
      500 PG&E Corp...........................................      18,770
                                                               -----------
          Electric Utilities Total............................     341,321
                                                               -----------
          Gas Utilities -- 0.1%
      400 ONEOK, Inc..........................................      13,060
                                                               -----------
          Gas Utilities Total.................................      13,060
                                                               -----------
          Independent Power Producers & Energy Traders -- 0.4%
    1,000 TXU Corp............................................      83,090
                                                               -----------
          Independent Power Producers & Energy Traders Total..      83,090
                                                               -----------
          Multi-Utilities -- 0.4%
    2,200 Sempra Energy.......................................      90,882
                                                               -----------
          Multi-Utilities Total...............................      90,882
                                                               -----------
          UTILITIES TOTAL.....................................     528,353
                                                               -----------
          Total Common Stocks
           (cost of $12,488,932)..............................  14,252,359
                                                               -----------
  Par
---------
          Mortgage-Backed Securities -- 12.3%
          AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.8%
 $160,000 Federal Home Loan Mortgage Corp.
           4.000% 09/15/15....................................     159,030
                                                               -----------
          AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS TOTAL....     159,030
                                                               -----------
          MORTGAGE-BACKED SECURITIES -- 11.5%
   36,594 Federal Home Loan Mortgage Corp.
           6.500% 11/01/32....................................      37,940
   12,143 Federal National Mortgage Association
            6.500% 12/01/31-05/01/33..........................      12,596
           TBA
  527,000  4.500% 12/01/35(b).................................     524,529
1,233,000  5.000% 12/01/35(b).................................   1,238,831
  574,000  5.500% 12/01/35(b).................................     581,713
    2,632 Government National Mortgage
            Association 7.000% 06/15/32.......................       2,788
                                                               -----------
          MORTGAGE-BACKED SECURITIES TOTAL....................   2,398,397
                                                               -----------
          Total Mortgage-Backed Securities
            (cost of $2,553,769)..............................   2,557,427
                                                               -----------
          Corporate Fixed-Income Bonds & Notes -- 9.2%
          BASIC MATERIALS -- 0.4%
          Chemicals -- 0.1%
    6,000 E.I. Dupont De Nemours & Co.
            3.375% 11/15/07...................................       5,926
    5,000 Eastman Chemical Co.
            6.300% 11/15/18...................................       5,529
                                                               -----------
          Chemicals Total.....................................      11,455
                                                               -----------
          Forest Products & Paper -- 0.2%
          International Paper Co.
   18,000  4.250% 01/15/09....................................      17,764
    5,000  5.850% 10/30/12(c).................................       5,226
   12,000 Westvaco Corp.
           8.200% 01/15/30....................................      15,699
                                                               -----------
          Forest Products & Paper Total.......................      38,689
                                                               -----------
          Metals & Mining -- 0.1%
   25,000 Alcan, Inc.
           4.500% 05/15/13....................................      24,687
    4,000 BHP Billiton Finance USA
           4.800% 04/15/13....................................       4,054
                                                               -----------
          Metals & Mining Total...............................      28,741
                                                               -----------
          BASIC MATERIALS TOTAL...............................      78,885
                                                               -----------
          COMMUNICATIONS -- 1.1%
          Media -- 0.4%
    9,000 Comcast Cable Communications, Inc.
           7.125% 06/15/13....................................      10,309
    5,000 Knight-Ridder, Inc.
           7.125% 06/01/11....................................       5,582
    1,000 Rogers Cable, Inc.
           6.250% 06/15/13....................................         998
    5,000 TCI Communications, Inc.,
           9.875% 06/15/22....................................       7,345

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Asset Allocation Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

 Par                                              Value
------                                           --------
       Media -- (continued)
$9,000 Thomson Corp.
        5.250% 08/15/13......................... $  9,453
       Time Warner, Inc.
17,000  7.625% 04/15/31.........................   21,166
11,000  9.125% 01/15/13.........................   13,870
 6,000 Walt Disney Co.
        5.500% 12/29/06.........................    6,119
                                                 --------
       Media Total..............................   74,842
                                                 --------
       Telecommunications -- 0.7%
       BellSouth Corp.
12,000  5.000% 10/15/06.........................   12,165
 2,000  6.000% 10/15/11.........................    2,158
 4,000 British Telecommunications PLC
        8.125% 12/15/10.........................    4,724
 3,000 Cingular Wireless Services, Inc.
        8.750% 03/01/31.........................    4,208
 3,000 Cingular Wireless SV
        8.125% 05/01/12.........................    3,589
21,000 Deutsche Telekom International Finance BV
        5.250% 07/22/13.........................   21,778
 1,000 France Telecom
        7.750% 03/01/11(c)......................    1,162
23,000 SBC Communications, Inc.
        5.750% 05/02/06.........................   23,315
       Sprint Capital Corp.
 3,000  6.125% 11/15/08.........................    3,163
13,000  8.750% 03/15/32.........................   18,143
16,000 Telefonos de Mexico SA de CV
        4.500% 11/19/08.........................   15,903
 3,000 Verizon Global Funding Corp.
        7.750% 12/01/30.........................    3,862
20,000 Verizon New England, Inc.
        6.500% 09/15/11.........................   21,721
19,000 Verizon Pennsylvania, Inc.
        5.650% 11/15/11.........................   19,852
                                                 --------
       Telecommunications Total.................  155,743
                                                 --------
       COMMUNICATIONS TOTAL.....................  230,585
                                                 --------
       CONSUMER CYCLICAL -- 0.8%
       Auto Manufacturers -- 0.2%
20,000 DaimlerChrysler N.A. Holding Corp.
        4.050% 06/04/08.........................   19,651
28,000 Ford Motor Co.
        7.450% 07/16/31.........................   23,240
                                                 --------
       Auto Manufacturers Total.................   42,891
                                                 --------
       Home Builders -- 0.1%
11,000 Toll Brothers, Inc.
        4.950% 03/15/14.........................   10,868
                                                 --------
       Home Builders Total......................   10,868
                                                 --------
       Housewares -- 0.1%
35,000 Newell Rubbermaid, Inc.
        4.000% 05/01/10.........................   34,229
                                                 --------
       Housewares Total.........................   34,229
                                                 --------
       Retail -- 0.4%
       Target Corp.
 3,000  3.375% 03/01/08.........................    2,953
 9,000  5.375% 06/15/09.........................    9,406
11,000  5.400% 10/01/08.........................   11,446
10,000  5.875% 03/01/12.........................   10,853
50,000 Wal-Mart Stores, Inc.
        4.000% 01/15/10.........................   49,688
                                                 --------
       Retail Total.............................   84,346
                                                 --------
       CONSUMER CYCLICAL TOTAL..................  172,334
                                                 --------
       CONSUMER NON-CYCLICAL -- 0.6%
       Beverages -- 0.1%
 9,000 Anheuser-Busch Companies, Inc.
        5.950% 01/15/33.........................   10,295
                                                 --------
       Beverages Total..........................   10,295
                                                 --------
       Commercial Services -- 0.0%
 2,000 Donnelley & Sons
        4.950% 04/01/14.........................    1,959
                                                 --------
       Commercial Services Total................    1,959
                                                 --------
       Cosmetics/Personal Care -- 0.0%
 4,000 Procter & Gamble Co.
        4.750% 06/15/07.........................    4,063
                                                 --------
       Cosmetics/Personal Care Total............    4,063
                                                 --------
       Food -- 0.3%
35,000 General Mills, Inc.
        2.625% 10/24/06.........................   34,366
 3,000 Kroger Co.
        6.800% 04/01/11.........................    3,288
30,000 Safeway, Inc.
        4.950% 08/16/10.........................   30,211
 1,000 Unilever Capital Corp.
        6.875% 11/01/05.........................    1,010
                                                 --------
       Food Total...............................   68,875
                                                 --------
       Healthcare Services -- 0.1%
       WellPoint Health Networks, Inc.
18,000  6.375% 06/15/06.........................   18,358
 8,000  6.375% 01/15/12.........................    8,853
                                                 --------
       Healthcare Services Total................   27,211
                                                 --------

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Asset Allocation Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

 Par                                            Value
------                                         --------
       Household Products/Wares -- 0.1%
$6,000 Fortune Brands, Inc.
        2.875% 12/01/06....................... $  5,880
                                               --------
       Household Products/Wares Total.........    5,880
                                               --------
       CONSUMER NON-CYCLICAL TOTAL............  118,283
                                               --------
       ENERGY -- 0.6%
       Oil, Gas & Consumable Fuels -- 0.3%
12,000 BP Capital Markets PLC
        2.750% 12/29/06.......................   11,798
17,000 Conoco Funding Co.
        6.350% 10/15/11.......................   18,866
 4,000 Devon Energy Corp.
        7.950% 04/15/32.......................    5,259
15,000 USX Corp.
        6.650% 02/01/06.......................   15,208
22,000 XTO Energy, Inc.
        7.500% 04/15/12.......................   25,328
                                               --------
       Oil, Gas & Consumable Fuels Total......   76,459
                                               --------
       Pipelines -- 0.3%
35,000 Kinder Morgan Energy Partners LP
        7.300% 08/15/33.......................   42,608
10,000 Teppco Partners LP
        7.625% 02/15/12.......................   11,406
                                               --------
       Pipelines Total........................   54,014
                                               --------
       ENERGY TOTAL...........................  130,473
                                               --------
       FINANCIALS -- 4.5%
       Banks -- 1.1%
12,000 Bank of New York Co., Inc.
        3.900% 09/01/07.......................   11,958
 4,000 HSBC Holdings PLC
        7.350% 11/27/32(d)....................    5,161
 8,000 Key Bank National Association
        7.000% 02/01/11.......................    9,005
40,000 Marshall & Ilsley Corp.
        4.375% 08/01/09.......................   40,434
       Mellon Funding Corp.
 4,000  4.875% 06/15/07.......................    4,065
12,000  6.700% 03/01/08.......................   12,773
19,000 National City Bank
        4.625% 05/01/13.......................   19,202
12,000 PNC Funding Corp.
        5.750% 08/01/06.......................   12,237
10,000 Scotland International Finance
        4.250% 05/23/13(d)....................    9,711
 4,000 SouthTrust Bank, Inc.
        4.750% 03/01/13.......................    4,090
20,000 Union Planters Corp....................
        4.375% 12/01/10.......................   20,126
14,000 US Bank N.A
        2.850% 11/15/06.......................   13,820
19,000  6.375% 08/01/11.......................   21,136
50,000 Wachovia Corp.
        4.875% 02/15/14.......................   51,211
                                               --------
       Banks Total............................  234,929
                                               --------
       Diversified Financial Services -- 2.8%
       American Express Co.
 3,000  3.750% 11/20/07.......................    2,980
13,000  4.750% 06/17/09.......................   13,275
18,000  5.500% 09/12/06.......................   18,316
 5,000 American General Finance Corp.
        2.750% 06/15/08.......................    4,786
13,000 Associates Corp.
        6.950% 11/01/18.......................   15,695
       Bear Stearns Companies, Inc.
24,000  4.500% 10/28/10.......................   24,183
 9,000  5.700% 01/15/07.......................    9,216
15,000 Capital One Financial Corp.
        5.500% 06/01/15.......................   15,412
       Caterpillar Financial Services Corp.
 9,000  2.350% 09/15/06.......................    8,837
20,000  4.500% 06/15/09.......................   20,192
12,000  5.950% 05/01/06.......................   12,194
 7,000 CIT Group, Inc.
        7.375% 04/02/07.......................    7,373
 7,000 Citigroup Global Markets Holdings, Inc.
        6.500% 02/15/08.......................    7,428
       Citigroup, Inc.
37,000  5.000% 09/15/14.......................   38,204
 8,000  6.000% 02/21/12.......................    8,771
36,000 Countrywide Home Loans, Inc.
        5.500% 08/01/06.......................   36,540
25,000 Credit Suisse First Boston USA, Inc.
        4.625% 01/15/08.......................   25,307
 1,000 Ford Motor Credit Co.
        7.375% 02/01/11.......................      985
 2,000 General Electric Capital Corp.
        5.875% 02/15/12.......................    2,160
34,000 Series A
        6.750% 03/15/32.......................   41,879
       HSBC Finance Corp.
11,000  5.875% 02/01/09.......................   11,559
 6,000  6.375% 11/27/12.......................    6,636
12,000  7.200% 07/15/06.......................   12,393
 4,000 International Lease Finance Corp.
        4.500% 05/01/08.......................    4,017
35,000 John Deere Capital Corp.
        4.625% 04/15/09.......................   35,424
50,000 JPMorgan Chase Capital XV
        5.875% 03/15/35.......................   51,508
       Lehman Brothers Holdings, Inc.
25,000  4.000% 01/22/08.......................   24,947

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Asset Allocation Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

 Par                                                       Value
------                                                    --------
       Diversified Financial Services -- (continued)
$6,000  7.875% 08/15/10.................................. $  6,925
 6,000 MassMutual Global Funding II
        2.550% 07/15/08(d)...............................    5,738
       Merrill Lynch & Co., Inc.
 9,000  2.070% 06/12/06..................................    8,826
12,000  6.000% 02/17/09..................................   12,722
40,000 Morgan Stanley
        4.750% 04/01/14..................................   39,431
11,000 National Rural Utilities Cooperative Finance Corp.
        5.750% 08/28/09..................................   11,584
17,000 Principal Life Global
        6.250% 02/15/12(b)...............................   18,702
21,000 Prudential Funding LLC
        6.600% 05/15/08(d)...............................   22,315
                                                          --------
       Diversified Financial Services Total..............  586,460
                                                          --------
       Insurance -- 0.1%
       Hartford Financial Services Group, Inc.
 3,000  2.375% 06/01/06..................................    2,958
 3,000  4.625% 07/15/13..................................    2,991
 6,000 Metlife, Inc.
        5.375% 12/15/12..................................    6,301
 2,000 Prudential Financial, Inc.
        4.500% 07/15/13..................................    1,980
                                                          --------
       Insurance Total...................................   14,230
                                                          --------
       Real Estate -- 0.0%
 1,000 ERP Operating LP
        5.200% 04/01/13..................................    1,026
                                                          --------
       Real Estate Total.................................    1,026
                                                          --------
       Real Estate Investment Trusts (REIT) -- 0.3%
34,000 Health Care Property Investors, Inc.
        6.450% 06/25/12..................................   36,763
17,000 Simon Property Group LP
        3.750% 01/30/09..................................   16,572
                                                          --------
       Real Estate Investment Trusts (REIT) Total........   53,335
                                                          --------
       Savings & Loans -- 0.2%
       Washington Mutual, Inc.
 5,000  2.400% 11/03/05..................................    4,981
21,000  4.625% 04/01/14..................................   20,560
20,000  5.625% 01/15/07..................................   20,455
                                                          --------
       Savings & Loans Total.............................   45,996
                                                          --------
       FINANCIALS TOTAL..................................  935,976
                                                          --------
       INDUSTRIALS -- 0.3%
       Aerospace & Defense -- 0.1%
 6,000 Boeing Co.
        5.125% 02/15/13..................................    6,254
 5,000 Raytheon Co.
        5.375% 04/01/13(d)...............................    5,186
                                                          --------
       Aerospace & Defense Total.........................   11,440
                                                          --------
       Building Materials -- 0.0%
 5,000 Hanson Overseas BV
        6.750% 09/15/05..................................    5,026
                                                          --------
       Building Materials Total..........................    5,026
                                                          --------
       Environmental Control -- 0.1%
10,000 Waste Management, Inc.
        7.375% 08/01/10..................................   11,174
                                                          --------
       Environmental Control Total.......................   11,174
                                                          --------
       Miscellaneous Manufacturing -- 0.0%
 7,000 General Electric Co.
        5.000% 02/01/13..................................    7,226
                                                          --------
       Miscellaneous Manufacturing Total.................    7,226
                                                          --------
       Transportation -- 0.1%
15,000 Burlington Northern Santa Fe Corp.
        6.750% 07/15/11..................................   16,753
10,000 Canadian National Railway Co.
        6.900% 07/15/28..................................   12,401
                                                          --------
       Transportation Total..............................   29,154
                                                          --------
       INDUSTRIALS TOTAL.................................   64,020
                                                          --------
       TECHNOLOGY -- 0.4%
       Computers -- 0.4%
18,000 Hewlett-Packard Co.
        5.750% 12/15/06..................................   18,430
       International Business Machines Corp.
33,000  4.875% 10/01/06..................................   33,403
19,000  5.875% 11/29/32..................................   21,119
                                                          --------
       Computers Total...................................   72,952
                                                          --------
       TECHNOLOGY TOTAL..................................   72,952
                                                          --------
       UTILITIES -- 0.5%
       Electric -- 0.4%
       Con Edison Co.
 7,000  4.700% 06/15/09..................................    7,120
 9,000  6.625% 12/15/05..................................    9,106
 1,000 Energy East Corp.
        6.750% 06/15/12..................................    1,133

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- Asset Allocation Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

  Par                                                    Value
-------                                                ----------
        Electric -- (continued)
 $7,000 Exelon Generation Co. LLC
         5.350% 01/15/14.............................. $    7,246
  9,000 NiSource Finance Corp.
         5.400% 07/15/14..............................      9,264
  1,000 NY State Electric & Gas
         5.750% 05/01/23..............................      1,056
  5,000 Public Service Electric & Gas Co.
         4.000% 11/01/08..............................      4,959
 35,000 Scottish Power PLC
         4.910% 03/15/10..............................     35,324
  7,000 Virginia Electric and Power Co.
         5.375% 02/01/07..............................      7,126
                                                       ----------
        Electric Total................................     82,334
                                                       ----------
        Gas -- 0.1%
 25,000 Sempra Energy
         4.750% 05/15/09..............................     25,163
                                                       ----------
        Gas Total.....................................     25,163
                                                       ----------
        UTILITIES TOTAL...............................    107,497
                                                       ----------
        Total Corporate Fixed-Income Bonds & Notes
         (cost of $1,875,470).........................  1,911,005
                                                       ----------
        Government Agencies & Obligations -- 5.0%
        FOREIGN GOVERNMENT BONDS -- 0.6%
 16,000 Hellenic Republic of Greece
         6.950% 03/04/08..............................     17,137
 24,000 Province of Quebec
         7.500% 09/15/29..............................     33,546
        Republic of Italy
 11,000  2.750% 12/15/06..............................     10,859
 39,000  3.750% 12/14/07..............................     38,883
 23,000 United Mexican States
         7.500% 04/08/33..............................     26,254
                                                       ----------
        FOREIGN GOVERNMENT BONDS TOTAL................    126,679
                                                       ----------
        U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 4.4%
 25,000 Federal Home Loan Bank
         5.800% 09/02/08..............................     26,404
        Federal Home Loan Mortgage Corp.
 13,000  2.875% 10/15/05..............................     12,977
 19,000  6.625% 09/15/09..............................     20,918
 20,000  6.750% 03/15/31..............................     26,479
325,000 U.S. Treasury Bonds
         6.250% 08/15/23..............................    405,019
222,792 U.S. Treasury Inflation Index Note
         3.625% 01/15/08..............................    235,750
170,000 U.S. Treasury Note
         4.250% 11/15/13..............................    174,150
                                                       ----------
        U.S. GOVERNMENT AGENCIES & OBLIGATIONS TOTAL..    901,697
                                                       ----------
        Total Government Agencies & Obligations
          (cost of $984,859)..........................  1,028,376
                                                       ----------
        Asset-Backed Securities -- 4.0%
 10,180 American Express Credit Account Master Trust
         1.690% 01/15/09..............................      9,972
        AmeriCredit Automobile Receivables Trust
 52,000  2.070% 08/06/08..............................     51,204
 10,650  5.370% 06/12/08..............................     10,691
 24,156 Bank One Auto Securitization Trust
         1.820% 09/20/07..............................     23,992
 65,000 BMW Vehicle Owner Trust
         3.320% 02/25/09..............................     64,282
 53,000 Citibank Credit Card Issuance Trust
         2.500% 04/07/08..............................     52,474
        Discover Card Master Trust
  7,645  3.280% 04/16/08..............................      7,646
 34,000  5.750% 12/15/08..............................     34,604
        Ford Credit Auto Owner Trust
 22,000  2.700% 06/15/07..............................     21,883
155,000  3.540% 11/15/08..............................    153,503
  3,105  3.790% 09/15/06..............................      3,106
 80,000 Honda Auto Receivables Owner Trust
         3.060% 10/21/09..............................     78,686
 61,428 Household Automotive Trust
         2.310% 04/17/08..............................     61,004
164,601 Long Beach Mortgage Loan Trust
         3.394% 04/25/35..............................    164,657
 27,000 Nissan Auto Receivables Owner Trust
         2.700% 12/17/07..............................     26,687
 68,946 Volkswagen Auto Loan Enhanced Trust
         2.270% 10/22/07..............................     68,435
                                                       ----------
        Total Asset-Backed Securities
         (cost of $840,834)...........................    832,826
                                                       ----------

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- Asset Allocation Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

   Par                                                   Value
   ---                                                -----------
          Collateralized Mortgage Obligations -- 0.7%
$  32,000 Bear Stearns Commercial Mortgage Securities
           4.680% 08/13/39........................... $    32,214
   73,000 Morgan Stanley Capital I
           4.970% 12/15/41...........................      74,847
   34,789 PNC Mortgage Acceptance Corp.
           5.910% 03/12/34...........................      35,912
                                                      -----------
          Total Collateralized Mortgage Obligations
            (cost of $140,315).......................     142,973
                                                      -----------
          Short-Term Obligation -- 12.1%
2,514,000 Repurchase agreement with State
            Street Bank & Trust Co.,
            dated 06/30/05, due 07/01/05 at
            3.100%, collateralized by a U.S.
            Treasury Bond maturing
            11/17/08, market value of
            $2,568,562 (repurchase proceeds
            $2,514,216)..............................   2,514,000
                                                      -----------
          Total Short-Term Obligation
            (cost of $2,514,000).....................   2,514,000
                                                      -----------
          Total Investments -- 112.1%
            (cost of $21,398,179)(e).................  23,238,966
                                                      -----------
          Other Assets & Liabilities,
            Net -- (12.1)%...........................  (2,503,088)
                                                      -----------
          Net Assets -- 100.0%....................... $20,735,878
                                                      ===========
--------
Notes to Investment Portfolio:

(a) Non-income producing security.
(b) Security purchased on a delayed delivery basis.
(c) The interest rate shown on floating rate or variable rate securities reflect the rate at June 30, 2005.
(d) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities amounted to $48,111, which represents 0.2% of net assets.
(e) Cost for federal income tax purposes is $21,398,179.

At June 30, 2005, the composition of the Portfolio by asset allocation is as follows:

                                       % of
Asset Allocation                    Net Assets
----------------                    ----------
Common Stocks......................    68.8%
Mortgage-Backed Securities.........    12.3
Short-Term Obligation..............    12.1
Corporate Fixed-Income Bonds &
  Notes............................     9.2
Government Agencies & Obligations..     5.0
Asset-Backed Securities............     4.0
Collateralized Mortgage Obligations     0.7
Other Assets & Liabilities, Net....   (12.1)
                                      -----
                                      100.0%
                                      =====

Acronym Name
------- ----
 ADR    American Depositary Receipt
 REIT   Real Estate Investment Trust
 TBA    To Be Announced

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

              Investment portfolio      June 30, 2005 (unaudited)

    Par                                                     Value
    ---                                                   ----------
            Corporate Fixed-Income Bonds & Notes -- 74.4%
            BASIC MATERIALS -- 6.7%
            Chemicals -- 3.0%
 $  553,000 Acetex Corp.
             10.875% 08/01/09............................ $  583,415
            Equistar Chemicals LP
    250,000  7.550% 02/15/26.............................    233,750
    250,000  10.625% 05/01/11............................    277,500
            Lyondell Chemical Co.
    115,000  9.500% 12/15/08.............................    122,619
    410,000  10.500% 06/01/13............................    469,450
            Millennium America, Inc.
    125,000  7.000% 11/15/06.............................    127,812
    205,000  7.625% 11/15/26.............................    190,650
    350,000 Terra Capital, Inc.
             12.875% 10/15/08............................    413,875
    510,000 Witco Corp.
             7.750% 04/01/23.............................    507,450
                                                          ----------
            Chemicals Total..............................  2,926,521
                                                          ----------
            Forest Products & Paper -- 2.4%
            Georgia-Pacific Corp.
     85,000  7.250% 06/01/28.............................     90,844
    155,000  7.375% 12/01/25.............................    167,400
     15,000  7.750% 11/15/29.............................     16,725
    360,000  8.000% 01/15/24.............................    416,700
     55,000  8.875% 02/01/10.............................     62,425
    260,000  8.875% 05/15/31.............................    322,400
     85,000  9.375% 02/01/13.............................     96,475
            Pope and Talbot, Inc.
    320,000  8.375% 06/01/13.............................    315,200
    290,000 Smurfit Capital Funding PLC Ltd.
             7.500% 11/20/25.............................    272,600
            Tembec Industries, Inc.
    270,000  7.750% 03/15/12.............................    199,125
     75,000  8.500% 02/01/11.............................     57,562
    310,000  8.625% 06/30/09.............................    251,100
                                                          ----------
            Forest Products & Paper Total................  2,268,556
                                                          ----------
            Iron/Steel -- 1.3%
    311,000 Algoma Steel, Inc.
             11.000% 12/31/09(c).........................    339,768
    300,000 Allegheny Ludlum Corp.
             6.950% 12/15/25.............................    285,000
    170,000 Allegheny Technologies, Inc.
             8.375% 12/15/11.............................    176,800
    245,000 UCAR Finance, Inc.
             10.250% 02/15/12............................    258,475
    180,000 United States Steel LLC
             10.750% 08/01/08............................    199,800
                                                          ----------
            Iron/Steel Total.............................  1,259,843
                                                          ----------
            BASIC MATERIALS TOTAL........................  6,454,920
                                                          ----------
            COMMUNICATIONS -- 13.4%
            Internet -- 0.0%
     30,034 Globix Corp.
             11.000% 05/01/08(a)(b)......................     28,157
                                                          ----------
            Internet Total...............................     28,157
                                                          ----------
            Media -- 5.4%
            Adelphia Communications Corp.
     15,000  9.250% 10/01/02(d)..........................     12,900
    170,000  9.375% 11/15/09(d)..........................    150,875
    235,000  10.250% 11/01/06(d).........................    204,450
    335,000  10.250% 06/15/11(d).........................    303,175
            CanWest Media, Inc.
    280,000  7.625% 04/15/13.............................    300,300
    218,878  8.000% 09/15/12.............................    230,916
            Frontiervision LP Holdings
     70,000  11.000% 10/15/06(d).........................     93,800
    260,000  11.875% 09/15/07(d).........................    359,450
            Hollinger, Inc.
     75,000  11.875% 03/01/11(a).........................     76,500
    196,000  12.875% 03/01/11(a).........................    213,640
    325,000 Houghton Mifflin Co.
             7.200% 03/15/11.............................    331,906
    110,000 Medianews Group, Inc.
             6.875% 10/01/13.............................    109,450
    330,000 Morris Publishing Group LLC
             7.000% 08/01/13.............................    321,750
EUR 350,000 Ono Finance
             10.500% 05/15/14(a).........................    444,914
 $  505,000 Paxson Communications Corp.
             (e)01/15/09
             (12.250% 01/15/06)..........................    472,175
            Quebecor Media, Inc.
    315,000  11.125% 07/15/11............................    317,362
    120,000  13.750% 07/15/11............................    133,200
     35,000 Rogers Cablesystems Ltd.
             11.000% 12/01/15............................     37,975
CAD 365,000 Shaw Communications, Inc.
             7.500% 11/20/13.............................    326,605
 $  155,000 Spanish Broadcasting System, Inc.
             9.625% 11/01/09.............................    162,460
    275,000 Sun Media Corp.
             7.625% 02/15/13.............................    290,125
    280,000 Ziff Davis Media, Inc.
             9.150% 05/01/12(a)..........................    266,700
    111,629 Series B
             13.000% 08/12/09(b).........................    120,839
                                                          ----------
            Media Total..................................  5,281,467
                                                          ----------
            Telecommunications -- 8.0%
     70,000 American Tower Escrow Corp.
             08/01/08(f).................................     53,813
 EUR 70,000 Cablecom Luxembourg
             9.375% 04/15/14(a)..........................     95,762
 $  125,000 Colo.Com, Inc.
             13.875% 03/15/10(g)(k)......................         --

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

   Par                                                Value
   ---                                             -----------
          Telecommunications -- (continued)
          Dobson Cellular Systems, Inc.
$  80,000  7.960% 11/01/11(a)..................... $    83,300
   80,000  8.375% 11/01/11(a).....................      84,200
  135,000  9.875% 11/01/12(a).....................     142,088
  460,000 Inmarsat Finance II PLC
           (e)11/15/12
           (10.375% 11/15/08).....................     362,250
          Intelsat Bermuda Ltd.
  390,000  7.805% 01/15/12(a)(h)..................     396,825
  260,000  8.250% 01/15/13(a).....................     268,450
   81,000 Loral Cyberstar, Inc.
           10.000% 07/15/06(d)....................      62,775
          Lucent Technologies Inc.
  180,000  5.500% 11/15/08........................     179,550
  360,000  6.450% 03/15/29........................     322,200
   80,000  6.500% 01/15/28........................      71,400
  355,000  7.250% 07/15/06........................     362,987
  655,000 Millicom International Cellular SA
           10.000% 12/01/13.......................     650,087
  175,000 PanAmSat Corp.
           9.000% 08/15/14........................     190,750
  140,000 Qwest Capital Funding, Inc.
           7.750% 08/15/06........................     142,975
          Qwest Communications International, Inc.
  275,000  7.250% 02/15/11........................     264,687
  205,000  7.500% 11/01/08........................     197,313
          Qwest Corp.
   10,000  5.625% 11/15/08........................       9,750
  350,000  6.564% 06/30/10(c)(h)(i)...............     345,800
  220,000  7.250% 09/15/25........................     203,500
  135,000  8.875% 03/15/12........................     146,475
          Qwest Services Corp.
  203,000  13.000% 12/15/07(a)....................     226,345
  544,000  13.500% 12/15/10.......................     628,320
  379,000  14.000% 12/15/14.......................     458,590
  185,000 Rogers Cantel, Inc.
           9.750% 06/01/16........................     227,550
          Telcordia Technologies
  250,000  10.000% 09/15/12(i)....................     245,625
  405,000  10.000% 03/15/13(a)(i).................     378,675
  480,000 Triton PCS, Inc.
           8.500% 06/01/13........................     441,600
  155,000 TSI Telecommunications
           12.750% 02/01/09.......................     169,725
  300,000 US West Communications
           8.875% 06/01/31........................     303,750
                                                   -----------
          Telecommunications Total................   7,717,117
                                                   -----------
          COMMUNICATIONS TOTAL....................  13,026,741
                                                   -----------
          CONSUMER CYCLICAL -- 11.0%
          Airlines -- 1.0%
   46,728 American Airlines, Inc.
           7.377% 05/23/19........................      32,943
          Delta Air Lines, Inc.
1,105,000  8.300% 12/15/29........................     295,588
   30,000  9.750% 05/15/21........................       8,250
  110,000  10.000% 08/15/08.......................      42,625
  320,000  10.375% 02/01/11.......................     126,000
  175,000  10.375% 12/15/22.......................      48,125
          Northwest Airlines, Inc.
  335,000  9.875% 03/15/07........................     176,713
  470,000  10.000% 02/01/09.......................     211,500
                                                   -----------
          Airlines Total..........................     941,744
                                                   -----------
          Auto Manufacturers -- 0.2%
          General Motors Corp.
  170,000  8.375% 07/15/33........................     142,375
          Series C
    1,000  6.250% 07/15/33........................      21,100
                                                   -----------
          Auto Manufacturers Total................     163,475
                                                   -----------
          Auto Parts & Equipment -- 2.9%
   90,000 Advanced Accessory Systems LLC
           10.750% 06/15/11.......................      72,900
          Collins & Aikman Products Co.
  135,000  10.750% 12/31/11(d)(m).................      32,906
  715,000  12.875% 08/15/12(a)(d)(m)..............      28,600
  105,000 Cooper-Standard Automotive, Inc.
           7.000% 12/15/12........................      96,075
  280,000 Dana Corp.
           9.000% 08/15/11........................     313,600
          Goodyear Tire & Rubber Co.
  130,000  6.375% 03/15/08........................     128,700
  225,000  6.625% 12/01/06........................     226,688
   55,000  8.500% 03/15/07........................      57,200
  500,000  11.000% 04/30/10(i)....................     498,930
  905,000  12.500% 03/01/11(a)....................   1,011,337
          Tenneco Automotive, Inc.
  245,000  8.625% 11/15/14........................     246,225
  120,000  10.250% 07/15/13.......................     135,600
                                                   -----------
          Auto Parts & Equipment Total............   2,848,761
                                                   -----------
          Entertainment -- 1.2%
   70,000 Isle of Capri Casinos, Inc.
           9.000% 03/15/12........................      76,300
  285,000 Jacobs Entertainment Co.
           11.875% 02/01/09(a)....................     306,700
  160,000 LCE Acquisition Corp.
           9.000% 08/01/14(a).....................     155,200
   37,000 President Casinos
           13.000% 09/15/49(c)(d)(k)..............      36,260
          Six Flags, Inc.
  225,000  9.625% 06/01/14........................     208,688
  205,000  9.750% 04/15/13........................     192,700

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

    Par                                                         Value
    ---                                                      -----------
            Entertainment -- (continued)
  $  82,334 United Artists Theatre Circuit, Inc.
             9.300% 07/01/15(c)............................. $    82,334
    120,000 Warner Music Group
            7.375% 04/15/14.................................     121,500
                                                             -----------
            Entertainment Total.............................   1,179,682
                                                             -----------
            Lodging -- 2.5%
            Caesars Entertainment, Inc.
    400,000  8.875% 09/15/08................................     442,000
    835,000  9.375% 02/15/07................................     897,625
     85,000 Gaylord Entertainment Co.
             8.000% 11/15/13................................      89,675
            ITT Corp.
    245,000  7.375% 11/15/15................................     273,175
     50,000  7.750% 11/15/25................................      51,500
     50,000 Mandalay Resort Group
             9.500% 08/01/08................................      55,375
    310,000 MGM Mirage
             8.375% 02/01/11................................     337,125
    316,633 Trump Entertainment Resorts, Inc.
             8.500% 06/01/15................................     308,717
                                                             -----------
            Lodging Total...................................   2,455,192
                                                             -----------
            Retail -- 2.5%
    355,000 Blockbuster, Inc.
             9.000% 09/01/12(a).............................     331,925
    175,000 Jafra Cosmetics International Inc./Distribuidora
              Comerical Jaffra SA de CV
             10.750% 05/15/11...............................     196,000
     40,825 Restructured Asset Securities
             11.000% 06/30/08(g)(k).........................          --
    550,000 Star Gas Partners LP/Star Gas Finance Co.
             10.250% 02/15/13...............................     508,750
            Toys R Us, Inc.
    875,000  7.625% 08/01/11................................     808,281
    565,000  8.750% 09/01/21................................     567,825
                                                             -----------
            Retail Total....................................   2,412,781
                                                             -----------
            Textiles -- 0.7%
    585,000 INVISTA
             9.250% 05/01/12(a).............................     639,844
                                                             -----------
            Textiles Total..................................     639,844
                                                             -----------
            CONSUMER CYCLICAL TOTAL.........................  10,641,479
                                                             -----------
            CONSUMER NON-CYCLICAL -- 7.3%
            Agriculture -- 0.6%
            Commonwealth Brands, Inc.
    365,000  9.750% 04/15/08(a).............................     383,250
    200,000  10.625% 09/01/08(a)............................     210,000
                                                             -----------
            Agriculture Total...............................     593,250
                                                             -----------
            Commercial Services -- 3.7%
    145,000 American Color Graphics, Inc.
             10.000% 06/15/10...............................     104,400
    300,000 Chemed Corp.
             8.750% 02/24/11................................     321,000
            Dollar Financial Group, Inc.
    365,000  9.750% 11/15/11................................     375,950
     50,000  9.750% 11/15/11(a).............................      51,438
    235,000 Great Lakes Dredge & Dock Corp.
             7.750% 12/15/13................................     178,600
    360,000 Language Line Holdings, Inc.
             11.125% 06/15/12...............................     324,000
    110,000 Phoenix Color Corp.
             10.375% 02/01/09...............................     101,200
    340,000 Protection One Alarm Monitoring
             8.125% 01/15/09................................     327,250
    490,000 Quintiles Transnational Corp.
             10.000% 10/01/13...............................     540,225
    280,000 Rent-Way, Inc.
             11.875% 06/15/10...............................     310,800
    130,000 Vertis, Inc.
             9.750% 04/01/09................................     135,200
    310,000 Vertrue, Inc.
             9.250% 04/01/14................................     308,450
    475,000 Williams Scotsman
             10.000% 08/15/08...............................     518,937
                                                             -----------
            Commercial Services Total.......................   3,597,450
                                                             -----------
            Food -- 1.3%
    180,000 Chiquita Brands International, Inc.
             7.500% 11/01/14................................     168,300
EUR 500,000 Parmalat Finance Corp. BV
             6.250% 02/07/49(d).............................     140,738
 $  555,000 Pinnacle Foods Holding Corp.
             8.250% 12/01/13................................     496,725
            Swift & Co.
     70,000  10.125% 10/01/09...............................      76,300
    340,000  12.500% 01/01/10...............................     380,800
                                                             -----------
            Food Total......................................   1,262,863
                                                             -----------
            Healthcare Services -- 0.9%
    375,000 Ameripath, Inc.
             10.500% 04/01/13...............................     379,688
    270,000 HCA, Inc.
             8.360% 04/15/24................................     312,247
    115,000 National Nephrology Associates, Inc.
             9.000% 11/01/11(a).............................     128,656
                                                             -----------
            Healthcare Services Total.......................     820,591
                                                             -----------

                See accompanying notes to financial statements.

Nations Funds
Nations Separate Account Trust -- High Yield Bond Portfolio

           Investment portfolio (continued) June 30, 2005 (unaudited)

   Par                                                              Value
   ---                                                            ----------
          Pharmaceuticals -- 0.8%
          Warner Chilcott Corp.
 $334,981  8.750% 02/01/15(a).................................... $  325,769
           Series B..............................................
  409,433  5.584% 01/18/12(i)....................................    409,945
           Series D..............................................
   76,217  5.584% 01/18/12(i)....................................     76,312
                                                                  ----------
          Pharmaceuticals Total..................................    812,026
                                                                  ----------
          CONSUMER NON-CYCLICAL TOTAL............................  7,086,180
                                                                  ----------
          CONSUMER STAPLES -- 0.2%
          Food & Staples Retailing -- 0.2%
  145,000 Bear Creek Corp.
          9.000% 03/01/13(a).....................................    141,375
                                                                  ----------
          Food & Staples Retailing Total.........................    141,375
                                                                  ----------
          CONSUMER STAPLES TOTAL.................................    141,375
                                                                  ----------
          DIVERSIFIED -- 1.7%
          Holding Companies -- Diversified -- 1.7%
  129,000 ESI Tractebel Acquisition Corp.
          7.990% 12/30/11........................................    136,740
2,090,000 Pharma Services Intermediate Holding Corp.
            (e)04/01/14
           (11.500% 04/01/09)....................................  1,510,025
                                                                  ----------
          Holding Companies -- Diversified Total.................  1,646,765
                                                                  ----------
          DIVERSIFIED TOTAL......................................  1,646,765
                                                                  ----------
          ENERGY -- 7.7%
          Oil & Gas Services -- 1.0%
  265,000 Lone Star Technologies
          9.000% 06/01/11........................................    279,575
          Petroleum Geo-Services ASA
   61,008 8.000% 11/05/06........................................     62,304
  549,387 10.000% 11/05/10.......................................    616,687
                                                                  ----------
          Oil & Gas Services Total...............................    958,566
                                                                  ----------
          Oil, Gas & Consumable Fuels -- 4.2%
  995,000 El Paso Production Holding Co.
           7.750% 06/01/13.......................................  1,063,406
  440,000 Evergreen Resources, Inc.
           5.875% 03/15/12.......................................    437,527
  285,000 Exco Resources, Inc.
           7.250% 01/15/11.......................................    282,150
  350,000 Forest Oil Corp.
           8.000% 06/15/08.......................................    374,500
   55,000 Hilcorp Energy LP/Hilcorp Finance Co.
           10.500% 09/01/10(a)...................................     60,775
  300,000 Mission Resources Corp.
           9.875% 04/01/11.......................................    315,000
          Newfield Exploration Co.
   25,000  7.625% 03/01/11.......................................     27,375
   25,000  8.375% 08/15/12.......................................     27,313
          Parker Drilling Co.
  165,000  9.625% 10/01/13(a)....................................    186,450
  160,000  9.625% 10/01/13.......................................    180,800
   29,000  10.125% 11/15/09......................................     30,523
  130,000 Plains E&P Co.
           8.750% 07/01/12.......................................    141,050
  330,000 Pride International, Inc.
           7.375% 07/15/14.......................................    360,937
  185,000 Venoco, Inc.
           8.750% 12/15/11.......................................    181,300
          Vintage Petroleum, Inc.
  105,000  7.875% 05/15/11.......................................    110,775
  335,000  8.250% 05/01/12.......................................    361,800
                                                                  ----------
          Oil, Gas & Consumable Fuels Total......................  4,141,681
                                                                  ----------
          Pipelines -- 2.5%
  165,000 ANR Pipeline Co.
           7.375% 02/15/24.......................................    174,075
          Dynegy Holdings, Inc.
  260,000  9.625% 11/01/21.......................................    327,600
  185,000  9.641% 07/15/08(a)(h).................................    196,100
  470,000  9.875% 07/15/10(a)....................................    517,000
  165,000  10.125% 07/15/13(a)...................................    186,450
          El Paso Corp.
  280,000  7.000% 05/15/11.......................................    280,000
  105,000  7.800% 08/01/31.......................................    101,850
          El Paso Natural Gas Co.
   20,000  7.500% 11/15/26.......................................     21,100
  295,000  7.625% 08/01/10.......................................    311,225
  115,000  8.375% 06/15/32.......................................    132,250
  115,000 Pacific Energy Partners LP/Pacific Energy Finance Corp.
           7.125% 06/15/14.......................................    119,671
   45,000 Southern Natural Gas Co.
           7.350% 02/15/31.......................................     47,475
                                                                  ----------
          Pipelines Total........................................  2,414,796
                                                                  ----------
          ENERGY TOTAL...........................................  7,515,043
                                                                  ----------
          FINANCIALS -- 11.0%
          Banks -- 0.4%
  355,000 Fremont General Corp.
           7.875% 03/17/09.......................................    365,650
                                                                  ----------
          Banks Total............................................    365,650
                                                                  ----------
          Diversified Financial Services -- 6.0%
          AMR Real Estate
  810,000  7.125% 02/15/13(a)....................................    797,850
  450,000  8.125% 06/01/12.......................................    465,750

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

Investment portfolio (continued)                      June 30, 2005 (unaudited)

   Par                                                     Value
----------                                              -----------
             Diversified Financial Services --
              (continued)
$   89,279   Caithness Coso Funding Corp.
              9.050% 12/15/09.......................... $    95,528
             Cedar Brakes LLC
   121,965    8.500% 02/15/14(a).......................     140,412
   275,535    9.875% 09/01/13(a).......................     325,476
             General Motors Acceptance Corp.
   185,000    5.625% 05/15/09..........................     172,187
   515,000    6.150% 04/05/07..........................     510,416
   620,000    6.750% 12/01/14..........................     556,500
 1,075,000    8.000% 11/01/31..........................     967,769
             LaBranche & Co., Inc.
   155,000    9.500% 05/15/09..........................     162,750
   315,000    11.000% 05/15/12.........................     340,200
   235,000   Rainbow National Services LLC
              10.375% 09/01/14(a)......................     270,250
   200,000   UGS Corp.
              10.000% 06/01/12.........................     224,000
             Vanguard Health Holding Co. LLC
              (e)10/01/15
   880,000    (11.250% 10/01/15).......................     627,000
   155,000    9.000% 10/01/14..........................     167,787
                                                        -----------
             Diversified Financial Services Total......   5,823,875
                                                        -----------

             Insurance -- 0.9%
   330,000   Crum & Forster Holdings Corp.
              10.375% 06/15/13.........................     359,700
             Fairfax Financial Holdings Ltd.
    15,000    7.375% 04/15/18..........................      12,975
    15,000    7.750% 04/26/12..........................      14,250
   260,000    7.750% 07/15/37..........................     208,650
    15,000    8.300% 04/15/26..........................      12,900
             Lumbermens Mutual Casualty
    30,000    8.450% 12/01/97(a)(d)....................         638
   645,000    9.150% 07/01/26(a)(d)....................      13,706
   330,000   Unum-Provident Corp.
              6.750% 12/15/28..........................     304,425
                                                        -----------
             Insurance Total...........................     927,244
                                                        -----------

             Real Estate -- 2.4%
   170,000   Blum CB Corp.
              11.250% 06/15/11.........................     188,700
   129,000   CB Richard Ellis Services, Inc.
             Escrowed to Maturity
              9.750% 05/15/10..........................     142,223
   979,970   LNR Property Corp.
             Series B
              3.580% 02/03/08(c)(i)....................     991,347
 1,000,000   Riley Mezzanine
              1.222% 03/02/08(i).......................     998,130
                                                        -----------
             Real Estate Total.........................   2,320,400
                                                        -----------

             Real Estate Investment Trusts
              (REIT) -- 1.3%
             Crescent Real Estate Equities LP
     5,000    7.500% 09/15/07..........................       5,112
   300,000    9.250% 04/15/09..........................     319,500
   415,000   Omega Healthcare Investors, Inc.
              7.000% 04/01/14..........................     412,925
   515,000   Trustreet Properties, Inc.
              7.500% 04/01/15(a).......................     525,527
                                                        -----------
             Real Estate Investment Trusts (REIT) Total   1,263,064
                                                        -----------
             FINANCIALS TOTAL..........................  10,700,233
                                                        -----------

             INDUSTRIALS -- 9.1%
             Aerospace & Defense -- 0.8%
             BE Aerospace, Inc.
   120,000    8.000% 03/01/08..........................     120,000
   105,000    8.500% 10/01/10..........................     115,500
   210,000    8.875% 05/01/11..........................     218,925
             Sequa Corp.
   110,000    8.875% 04/01/08..........................     118,250
   185,000    9.000% 08/01/09..........................     203,500
                                                        -----------
             Aerospace & Defense Total                      776,175
                                                        -----------

             Building Materials -- 1.2%
   145,000   Compression Polymers Holding Corp.
              10.500% 07/01/13(a)......................     146,994
   420,000   Dayton Superior Corp.
              10.750% 09/15/08.........................     437,850
    75,000   Goodman Global Holding Co., Inc.
              6.410% 06/15/12(a)(h)....................      73,125
   138,000   Interline Brands, Inc.
              11.500% 05/15/11.........................     151,800
   335,000   MMI Products, Inc.
              11.250% 04/15/07.........................     331,650
                                                        -----------
             Building Materials Total..................   1,141,419
                                                        -----------

             Electrical Components &
              Equipment -- 0.5%
   455,000   Spectrum Brands, Inc.
              8.500% 10/01/13..........................     475,475
                                                        -----------
             Electrical Components & Equipment Total...     475,475
                                                        -----------

             Electronics -- 0.7%
   105,000   Dresser, Inc.
              9.375% 04/15/11..........................     110,513
             Fisher Scientific International, Inc.
   210,000    8.000% 09/01/13..........................     239,925
   195,000    6.125% 07/01/15(a).......................     195,000
   130,000   Knowles Electronics Holdings, Inc.
              13.125% 10/15/09.........................     131,787
                                                        -----------
             Electronics Total.........................     677,225
                                                        -----------

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

Investment portfolio (continued)                      June 30, 2005 (unaudited)

   Par                                               Value
----------                                         ----------
             Environmental Control -- 0.4%
$  380,000   Geo Sub Corp.
              11.000% 05/15/12.................... $  379,050
                                                   ----------
             Environmental Control Total              379,050
                                                   ----------

             Hand/Machine Tools -- 0.1%
   165,000   Thermadyne Holdings Corp.
              9.250% 02/01/14.....................    152,213
                                                   ----------
             Hand/Machine Tools Total                 152,213
                                                   ----------

             Metal Fabricate/Hardware -- 0.3%
   250,000   Mueller Holdings, Inc.
              10.000% 05/01/12....................    262,500
                                                   ----------
             Metal Fabricate/Hardware Total           262,500
                                                   ----------

             Miscellaneous
              Manufacturing -- 1.0%
   400,000   Amsted Industries, Inc.
              10.250% 10/15/11(a).................    428,000
   605,000   Mark IV Industries, Inc.
              7.500% 09/01/07.....................    576,262
                                                   ----------
             Miscellaneous Manufacturing Total      1,004,262
                                                   ----------

             Packaging & Containers -- 3.7%
   395,000   Consolidated Container Co. LLC
              (e)06/15/09
              (10.750% 06/15/07)..................    308,100
   660,000   Crown Cork PLC
              7.000% 12/15/06.....................    673,200
             Crown European Holdings SA
   595,000    9.500% 03/01/11.....................    658,962
   315,000    10.875% 03/01/13....................    371,700
             Owens-Brockway Glass
             Container, Inc.
    70,000    8.250% 05/15/13.....................     75,775
   255,000    8.875% 02/15/09.....................    272,213
             Owens-Illinois, Inc.
   425,000    7.350% 05/15/08.....................    439,875
   250,000    7.800% 05/15/18.....................    258,750
   465,000    8.100% 05/15/07.....................    483,600
                                                   ----------
             Packaging & Containers Total.........  3,542,175
                                                   ----------

             Transportation -- 0.2%
   155,000   TFM SA de CV
              12.500% 06/15/12....................    181,350
                                                   ----------
             Transportation Total.................    181,350
                                                   ----------

             Trucking & Leasing -- 0.2%
   265,000   Interpool, Inc.
              6.000% 09/01/14.....................    242,475
                                                   ----------
             Trucking & Leasing Total.............    242,475
                                                   ----------
             INDUSTRIALS TOTAL....................  8,834,319
                                                   ----------

             TECHNOLOGY -- 1.6%
             Computers -- 0.5%
   150,000   Activant Solutions, Inc.
              9.504% 04/01/10(a)(h)...............    156,937
             Sungard Data Systems, Inc.
   330,000    3.750% 01/15/09.....................    299,475
    45,000    4.875% 01/15/14.....................     36,338
                                                   ----------
             Computers Total......................    492,750
                                                   ----------

             Semiconductors -- 0.6%
             Amkor Technology, Inc.
    35,000    7.125% 03/15/11.....................     29,925
    45,000    7.750% 05/15/13.....................     38,250
             MagnaChip Semiconductor SA/ MagnaChip
             Semiconductor Finance Co.
   185,000    6.660% 12/15/11(a)(h)...............    184,075
   345,000    8.000% 12/15/14(a)..................    330,337
                                                   ----------
             Semiconductors Total.................    582,587
                                                   ----------

             Software -- 0.5%
   420,000   IPC Acquisition Corp.
              11.500% 12/15/09....................    452,550
                                                   ----------
             Software Total.......................    452,550
                                                   ----------
             TECHNOLOGY TOTAL.....................  1,527,887
                                                   ----------

             UTILITIES -- 4.7%
             Electric -- 4.7%
 1,095,000   AES Corp.
              9.000% 05/15/15(a)..................  1,226,400
             AES Eastern Energy LP
   250,431    9.000% 01/02/17.....................    289,874
   150,000    9.670% 01/02/29.....................    185,625
             Calpine Corp.
 1,509,000    8.500% 07/15/10(a)..................  1,161,930
   150,000    9.875% 12/01/11(a)..................    117,000
             Mirant Americas Generation LLC
   170,000    8.300% 05/01/11(d)..................    193,800
    15,000    8.500% 10/01/21(d)..................     16,050
   145,000    9.125% 05/01/31(d)..................    156,963
             Mirant Revolving Credit Facility
   100,000    10.000% 01/15/06(c)(d)(i)...........     75,292
   252,551    10.000% 07/17/05(c)(d)(i)...........    206,334
   388,000   NRG Energy, Inc.
              8.000% 12/15/13(a)..................    409,340
   230,000   PSEG Energy Holdings LLC
              8.625% 02/15/08.....................    243,800
   100,000   Reliant Energy, Inc.
              9.250% 07/15/10.....................    108,250

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

Investment portfolio (continued)                      June 30, 2005 (unaudited)

   Par                                                              Value
-----------                                                      -----------
              Electric -- (continued)
    $44,702   Tiverton Power Associates/Rumford Power Associates
               9.000% 07/15/18(a)............................... $    34,979
     80,000   Western Resources
               7.875% 05/01/07..................................      85,148
                                                                 -----------
              Electric Total....................................   4,510,785
                                                                 -----------
              UTILITIES TOTAL...................................   4,510,785
                                                                 -----------
              Total Corporate Fixed-Income Bonds & Notes
               (cost of $69,756,658)............................  72,085,727
                                                                 -----------

              Convertible Bonds -- 5.3%
              COMMUNICATIONS -- 1.1%
              Internet -- 0.1%
    296,350   At Home Corp.
               4.750% 12/15/06(d)...............................      59,270
    105,000   RiverStone Networks, Inc.
               3.750% 12/01/06(a)...............................      99,243
                                                                 -----------
              Internet Total....................................     158,513
                                                                 -----------

              Telecommunications -- 1.0%
    425,000   Ciena Corp.
               3.750% 02/01/08..................................     374,604
    615,000   Nortel Networks Corp.
               4.250% 09/01/08..................................     575,025
                                                                 -----------
              Telecommunications Total..........................     949,629
                                                                 -----------
              COMMUNICATIONS TOTAL..............................   1,108,142
                                                                 -----------

              CONSUMER CYCLICAL -- 0.1%
              Airlines -- 0.1%
    155,000   Delta Air Lines, Inc.
               8.000% 06/03/23..................................      55,061
                                                                 -----------
              Airlines Total....................................      55,061
                                                                 -----------
              CONSUMER CYCLICAL TOTAL...........................      55,061
                                                                 -----------

              CONSUMER NON-CYCLICAL -- 1.5%
              Biotechnology -- 0.3%
    445,000   Amgen, Inc.
               03/01/32(f)......................................     321,463
                                                                 -----------
              Biotechnology Total...............................     321,463
                                                                 -----------

              Health Care Services -- 1.2%
  1,135,000   Laboratory Corp. of America Holdings
               09/11/21(f)......................................     844,735
              Lincare Holdings, Inc.
    170,000    3.000% 06/15/33..................................     174,116
     85,000    3.000% 06/15/33..................................      87,058
                                                                 -----------
              Health Care Services Total........................   1,105,909
                                                                 -----------
              CONSUMER NON-CYCLICAL TOTAL.......................   1,427,372
                                                                 -----------

              FINANCIALS -- 0.2%
              Diversified Financial Services -- 0.2%
    200,000   Providian Financial Corp.
               3.25% 09/15/05...................................     199,814
                                                                 -----------
              Diversified Financial Services Total..............     199,814
                                                                 -----------
              FINANCIALS TOTAL..................................     199,814
                                                                 -----------

              TECHNOLOGY -- 1.8%
              Semiconductors -- 1.8%
  1,000,000   Amkor Technology, Inc.
               5.750% 06/01/06..................................     932,070
    345,000   LSI Logic Corp.
               4.000% 11/01/06..................................     338,093
    500,000   Sunshine Funded Bridge Loan
               9.140% 05/31/06(h)(i)............................     500,000
                                                                 -----------
              Semiconductors Total..............................   1,770,163
                                                                 -----------
              TECHNOLOGY TOTAL..................................   1,770,163
                                                                 -----------

              TELECOMMUNICATION SERVICES -- 0.6%
              Diversified Telecommunication Services -- 0.6%
EUR 500,000   Satbirds
               4.476% 05/01/14(c)(i)............................     608,351
                                                                 -----------
              Diversified Telecommunication Services Total......     608,351
                                                                 -----------
              TELECOMMUNICATION SERVICES TOTAL..................     608,351
                                                                 -----------
              Convertible Bonds Total
               (cost of $5,243,827).............................   5,168,903
                                                                 -----------
  Shares
  ------
              Preferred Stocks -- 1.7%
              COMMUNICATIONS -- 0.5%
              Media -- 0.5%
          5   Paxson Communications Corp.(b)....................      32,250
     18,300   Quadramed Corp.(a)(c).............................     411,750
         25   Ziff Davis Holdings, Inc.(c)......................      17,313
                                                                 -----------
              Media Total.......................................     461,313
                                                                 -----------
              COMMUNICATIONS TOTAL..............................     461,313
                                                                 -----------

              FINANCIALS -- 1.2%
              Insurance -- 0.2%
      8,900   Conseco, Inc......................................     244,750
                                                                 -----------
              Insurance Total...................................     244,750
                                                                 -----------

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

Investment portfolio (continued)                      June 30, 2005 (unaudited)

 Shares                                                   Value
 ------                                                 ----------
           Real Estate Investment Trusts (REIT) -- 1.0%
   6,750   Sovereign Real Estate(a).................... $  978,750
                                                        ----------
           Real Estate Investment Trusts (REIT) Total..    978,750
                                                        ----------
           FINANCIALS TOTAL............................  1,223,500
                                                        ----------
           Total Preferred Stocks
            (cost of $1,625,338).......................  1,684,813
                                                        ----------

           Common Stocks -- 1.6%
           BASIC MATERIALS -- 0.0%
           Forest Products & Paper -- 0.0%
   8,000   Abitibi-Consolidated, Inc...................     35,840
                                                        ----------
           Forest Products & Paper Total...............     35,840
                                                        ----------
           BASIC MATERIALS TOTAL.......................     35,840
                                                        ----------

           COMMUNICATIONS -- 0.6%
           Internet -- 0.2%
  81,009   Globix Corp.(c).............................    200,092
           Internet Total..............................    200,092

           Telecommunications -- 0.4%
   6,000   Haights Cross Communications, Inc.(c).......    342,000
   1,774   Remote Dynamics, Inc........................      2,590
                                                        ----------
           Telecommunications Total....................    344,590
                                                        ----------
           COMMUNICATIONS TOTAL........................    544,682
                                                        ----------

           CONSUMER CYCLICAL -- 0.6%
           Auto Components -- 0.4%
  28,100   Goodyear Tire & Rubber Co...................    418,690
                                                        ----------
           Auto Components Total.......................    418,690
                                                        ----------

           Hotels, Restaurants & Leisure -- 0.0%
   3,089   Trump Entertainment Resorts, Inc............     42,011
                                                        ----------
           Hotels, Restaurants & Leisure Total              42,011
                                                        ----------

           Media -- 0.2%
   3,399   Liberty Global, Inc., Class A...............    158,631
                                                        ----------
           Media Total.................................    158,631
                                                        ----------
           CONSUMER CYCLICAL TOTAL.....................    619,332
                                                        ----------

           HEALTH CARE -- 0.0%
           Health Care Providers and Services -- 0.0%
      56   Fountain View, Inc.(c)(k)...................        896
                                                        ----------
           Health Care Providers and Services Total....        896
                                                        ----------
           HEALTH CARE TOTAL...........................        896
                                                        ----------

           INDUSTRIALS -- 0.3%
           Hand/Machine Tools -- 0.2%
  16,116   Thermadyne Holdings Corp.(c)................    225,624
                                                        ----------
           Hand/Machine Tools Total....................    225,624
                                                        ----------

           Metal Fabricate/Hardware -- 0.1%
  25,603   ACP Holding Co.(a)(c).......................     44,805
                                                        ----------
           Metal Fabricate/Hardware Total..............     44,805
                                                        ----------
           INDUSTRIALS TOTAL...........................    270,429
                                                        ----------

           TECHNOLOGY -- 0.1%
           Software -- 0.1%
  35,026   Quadramed Corp.(c)..........................     60,945
                                                        ----------
           Software Total..............................     60,945
                                                        ----------
           TECHNOLOGY TOTAL............................     60,945
                                                        ----------
           Total Common Stocks
            (cost of $953,149).........................  1,532,124
                                                        ----------

  Par
--------
           Asset-Backed Securities -- 0.4%
$395,048   Gilroy Receivable Asset Trust
            10.000% 09/30/14(c)(i)..................... $  395,048
  29,175   GT Telecom Racers Trust
            9.755% 07/02/07(c)(g)(k)...................         --
                                                        ----------
           Total Asset-Backed Securities
            (cost of $411,805).........................    395,048
                                                        ----------

 Units
--------
           Warrants(j) -- 0.1%
           BASIC MATERIALS -- 0.1%
           Forest Products & Paper -- 0.1%
  28,376   Neenah Paper, Inc. Expires 09/30/13(a)...... $   49,658
                                                        ----------
           Forest Products & Paper Total...............     49,658
                                                        ----------
           BASIC MATERIALS TOTAL.......................     49,658
                                                        ----------

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

Investment portfolio (continued)                      June 30, 2005 (unaudited)

   Units                                                    Value
-----------                                              -----------
              COMMUNICATIONS -- 0.0%
              Media -- 0.0%
        105   Ono Finance PLC Expires 03/16/11(a)....... $         1
      6,630   Ziff Davis Media, Inc. Expires 08/12/12(a)         663
                                                         -----------
              Media Total...............................         664
                                                         -----------

              Telecommunications -- 0.0%
        125   Colo.Com, Inc. Expires 03/15/10(k)........          --
          9   Haights Cross Communications Inc.
               Expires 12/10/11(c)(k)...................          --
      5,880   Haights Cross Communications Inc.
              Preferred Warrants,
               Expires 10/12/11(c)(k)...................          59
                                                         -----------
              Telecommunications Total..................          59
                                                         -----------
              COMMUNICATIONS TOTAL......................         723
                                                         -----------
              Total Warrants
               (cost of $28,195)........................      50,381
                                                         -----------
    Par
-----------
              Short-Term Obligations -- 15.6%
$15,173,000   Repurchase agreement with State
              Street Bank & Trust Co., dated
              06/30/05, due 07/01/05 at 3.100%,
              collateralized by a U.S.
              Government Agency Bond
              maturing 02/15/08, market value
              $15,480,238
              (repurchase proceeds $15,174,307).........  15,173,000
      2,000   Repurchase agreement with
              Wachovia Capital Markets, dated
              06/30/05, due 07/01/05 at 3.410%,
              collateralized by U.S. Government
              Agency securities with various
              maturities to 10/20/33, market
              value $ 2,027
              (repurchase proceeds $2,000)(l)........... $     2,000
                                                         -----------
              Total Short-Term Obligations
               (cost of $15,175,000).................... $15,175,000
                                                         -----------
              Total Investments -- 99.1%
               (cost of $93,193,972)(n).................  96,091,996
                                                         -----------
              Other Assets & Liabilities,
               Net -- 0.9%..............................     859,544
                                                         -----------
              Net Assets -- 100.0%...................... $96,951,540
                                                         ===========
--------
Notes to Investment Portfolio:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2005, these securities, which did not include any illiquid securities except for the table on the following page, amounted to $15,689,271, which represents 16.2% of net assets.
(b) Payment-in-kind.
(c) Restricted and illiquid securities.
(d) The issuer is in default of certain debt covenants. Income is not being accrued. As of June 30, 2005, the value of these securities amounted to $2,147,982, which represents 2.2% of net assets.
(e) Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.
(f) Zero coupon bond.
(g) Security has no value.
(h) The interest rate shown on floating rate or variable rate securities reflect the rate at June 30, 2005.
(i) Loan participation agreement.
(j) Non-income producing security.
(k) Fair valued security.
(l) This amount represents investment of cash collateral received from securities lending activity (see Note 10).
(m) All or a portion of this security was on loan at June 30, 2005. The aggregate cost and market value of securities on loan at June 30, 2005 is $1,700 and $2,000 respectively.
(n) Cost for federal income tax purposes is $93,193,972.

                See accompanying notes to financial statements.

Nations Funds

Nations Separate Account Trust -- High Yield Bond Portfolio

Investment portfolio (continued)                      June 30, 2005 (unaudited)

                                                                                       Market    Percentage
                                                Acquisition   Principal   Acquisition   value      of net
Illiquid Securities                                date     amount/shares    cost      6/30/05     assets
-------------------                             ----------- ------------- ----------- ---------- ----------
AES Corp., 9.000% 05/15/15.....................  05/01/03-    1,095,000   $1,145,575  $1,226,400     1.3%
                                                  06/06/05
Calpine Corp., 8.500% 07/15/10.................  07/10/03-    1,509,000    1,225,941   1,161,930     1.2
                                                  05/25/05
Collins & Aikman Products Co., 12.875% 08/15/12  08/12/04-      715,000      580,578      28,600     0.0
                                                  04/12/05
Dobson Cellular Systems, Inc., 8.375% 11/01/11.   10/26/04       80,000       80,000      84,200     0.1
Dynegy Holdings, Inc., 9.875% 07/15/10.........  08/01/03-      470,000      474,458     517,000     0.5
                                                  05/20/04
Dynegy Holdings, Inc., 10.125% 07/15/13........  09/30/03-      165,000      173,033     186,450     0.2
                                                  05/21/04
Hollinger, Inc., 12.875% 03/01/11..............  03/05/03-      196,000      198,805     213,640     0.2
                                                  04/05/05
Intelsat Bermuda Ltd., 8.250% 01/15/13.........    1/24/05      260,000      260,000     268,450     0.3
INVISTA, 9.250% 05/01/12.......................  04/23/04-      585,000      606,754     639,844     0.7
                                                  04/04/05
LCE Acquisition Corp., 9.000% 08/01/14.........   07/22/04      160,000      160,000     155,200     0.2
NRG Energy, Inc., 8.000% 12/15/13..............  12/17/03-      388,000      393,068     409,340     0.4
                                                  05/10/04
Qwest Corp., 8.875% 03/15/12...................  03/07/02-      135,000      132,140     146,475     0.2
                                                  06/26/02
Telcordia Technologies, 10.000% 03/15/13.......   03/11/05      405,000      405,000     378,675     0.4
Warner Chilcott Corp., 8.750% 02/01/15.........  01/13/05-      170,000      170,704     325,769     0.3
                                                  01/18/05

At June 30, 2005, the Portfolio held investments in the following sectors:

                                   % of
Sector                          Net Assets
------                          ----------
Communications.................    13.4%
Consumer Cyclical..............    11.0
Financials.....................    11.0
Industrials....................     9.1
Energy.........................     7.7
Consumer Non-Cyclical..........     7.3
Basic Materials................     6.7
Convertible Bonds..............     5.3
Utilities......................     4.7
Diversified....................     1.7
Preferred Stocks...............     1.7
Common Stocks..................     1.6
Technology.....................     1.6
Consumer Staples...............     0.2
Asset-Backed Securities........     0.4
Warrants.......................     0.1
Short-Term Obligations.........    15.6
Other Assets & Liabilities, Net     0.9
                                  -----
                                  100.0%
                                  =====

Acronym      Name
-------      ----
CAD          Canadian Dollar
EUR          Euro Currency

                See accompanying notes to financial statements.

                     [This page intentionally left blank]

Nations Funds

Statements of assets and liabilities                                (unaudited)

June 30, 2005

                                                        International International    Focused       Small        21st
                                                        Opportunities     Value       Equities      Company      Century
                                                          Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                                                        ------------- ------------- ------------  -----------  -----------
Assets:
Non-affiliated investments, at cost.................... $112,698,061   $18,998,060  $143,221,470  $34,040,027  $17,957,381
Affiliated investments, at cost........................           --       381,000            --    1,092,000           --
Repurchase agreements, at cost.........................           --            --            --           --
                                                        ------------   -----------  ------------  -----------  -----------
Non-affiliated investments, at value...................  123,883,463    22,132,585   190,815,601   41,613,960   20,359,287
Affiliated investments, at value.......................           --       381,000            --    1,092,000           --
Repurchase agreements, at value........................           --            --            --           --           --
Cash...................................................           --           927     1,082,744          373           --
Foreign currency (cost $0, $18,091, $0, $0, $0, $0, $0,
  $0, $0 and $1,270)...................................           --        18,091            --           --           --
Unrealized appreciation on forward foreign exchange
  contracts............................................           --            --            --           --        6,928
Receivable for investment securities sold..............    1,439,435       345,441            --      543,347      377,178
Receivable for Portfolio shares sold...................      147,835         5,038       282,293       38,019       65,624
Dividends receivable...................................    1,037,734        79,761       217,760        2,972       17,840
Interest receivable....................................        6,046           531        13,153        3,076        1,596
Foreign tax reclaims...................................       51,712        10,240        37,522           --          627
Other assets...........................................        2,165        92,383         3,137       21,742           97
                                                        ------------   -----------  ------------  -----------  -----------
   Total assets........................................  126,568,390    23,065,997   192,452,210   43,315,489   20,829,177
                                                        ------------   -----------  ------------  -----------  -----------
Liabilities:
Payable to custodian bank..............................       23,583            --            --           --           --
Collateral on securities loaned........................           --            --            --           --           --
Investment advisory fee payable........................       81,145        14,718       117,768       22,385        5,930
Administration fee payable.............................       22,461         4,187        36,605        8,019        3,874
Audit fee payable......................................       24,211        24,157        24,521       24,185       24,177
Chief compliance officer fees payable..................          906           771           998          796          766
Merger costs...........................................           --            --            --       27,638           --
Legal fee payable......................................       20,468         4,380        36,643        7,197        2,374
Payable for investment securities purchased............      642,791       199,735       567,329      341,196      315,219
Payable for Portfolio shares redeemed..................       12,280        44,525        86,626        9,081       11,105
Accrued Trustees' fees and expenses....................       46,636        36,442        44,444       46,636       44,496
Accrued expenses and other liabilities.................       49,049        98,200        26,655       10,828       12,228
                                                        ------------   -----------  ------------  -----------  -----------
   Total liabilities...................................      923,530       427,115       941,589      497,961      420,169
                                                        ------------   -----------  ------------  -----------  -----------
Net assets............................................. $125,644,860   $22,638,882  $191,510,621  $42,817,528  $20,409,008
                                                        ============   ===========  ============  ===========  ===========
Net assets consist of:
Undistributed net investment income/(loss)............. $  1,378,282   $   311,789  $     70,640  $  (150,608) $    16,756
Accumulated net realized gain/(loss) on investments....    4,270,432     1,587,039   (30,197,963)     846,337     (173,559)
Unrealized appreciation/(depreciation) on:
   Investments.........................................   11,185,402     3,134,525    47,594,131    7,573,933    2,401,906
   Foreign currency translations.......................      (21,014)         (335)           10           --        6,879
Paid-in capital........................................  108,831,758    17,605,864   174,043,803   34,547,866   18,157,026
                                                        ------------   -----------  ------------  -----------  -----------
Net assets............................................. $125,644,860   $22,638,882  $191,510,621  $42,817,528  $20,409,008
                                                        ============   ===========  ============  ===========  ===========
Shares of common stock outstanding.....................    8,279,872     2,057,157    11,506,862    4,090,792    2,071,724
                                                        ------------   -----------  ------------  -----------  -----------
Net asset value per share.............................. $      15.17   $     11.00  $      16.64  $     10.47  $      9.85
                                                        ============   ===========  ============  ===========  ===========

                See accompanying notes to financial statements.

Nations Funds

Statements of assets and liabilities (continued)                     (unaudited)

                                                                            MidCap                   Asset        High
                                                               Growth       Growth        Value    Allocation  Yield Bond
                                                              Portfolio    Portfolio    Portfolio  Portfolio   Portfolio
                                                            ------------  -----------  ----------- ----------- -----------
Assets:
Non-affiliated investments, at cost........................ $123,052,246  $56,643,332  $67,179,463 $18,884,179 $78,018,972
Affiliated investments, at cost............................           --           --           --          --          --
Repurchase agreements, at cost.............................
                                                            ------------  -----------  ----------- ----------- -----------
Non-affiliated investments, at value.......................  162,225,070   60,187,118   78,110,843  20,724,966  80,916,996
Affiliated investments, at value...........................           --           --           --          --          --
Repurchase agreements, at value............................           --           --    1,201,000   2,514,000  15,175,000
Cash.......................................................           --           --          304         902      21,337
Foreign currency (cost $0, $18,091, $0, $0, $0, $0, $0, $0,
  $0 and $1,270)...........................................           --           --           --          --       1,276
Unrealized appreciation on forward foreign exchange
  contracts................................................           --           --           --          --      69,163
Receivable for investment securities sold..................           --    2,264,601      492,135   4,333,090      39,722
Receivable for Portfolio shares sold.......................      196,035       42,851       88,786       2,146     206,639
Dividends receivable.......................................      171,529       48,149      141,252      20,226       5,133
Interest receivable........................................        3,286        3,318          338      47,448   1,408,242
Foreign tax reclaims.......................................       30,128        2,740           --          --          --
Other assets...............................................        1,229           --          123         376         239
                                                            ------------  -----------  ----------- ----------- -----------

   Total assets............................................  162,627,277   62,548,777   80,034,781  27,643,154  97,843,747
                                                            ------------  -----------  ----------- ----------- -----------
Liabilities:
Payable to custodian bank..................................           --           --           --          --          --
Collateral on securities loaned............................           --           --           --          --       2,000
Investment advisory fee payable............................       96,933       27,883       34,510         557      43,836
Administration fee payable.................................       30,128       11,347       15,068       3,793      18,331
Audit fee payable..........................................       24,196       24,208       24,196      24,173      23,948
Chief compliance officer fees payable......................          952          819          847         768         872
Merger costs...............................................           --           --       12,044      12,532      26,461
Legal fee payable..........................................       28,612       10,375       14,092       3,632       2,363
Payable for investment securities purchased................    2,272,403    2,406,497      182,505   6,670,400     552,765
Payable for Portfolio shares redeemed......................      230,069        1,540       18,539     142,167     146,287
Accrued Trustees' fees and expenses........................       72,426       29,888       45,477          --          --
Accrued expenses and other liabilities.....................        7,975       11,941       11,269      49,254      75,344

                                                            ------------  -----------  ----------- ----------- -----------
   Total liabilities.......................................    2,763,694    2,524,498      358,547   6,907,276     892,207

                                                            ------------  -----------  ----------- ----------- -----------
Net assets................................................. $159,863,583  $60,024,279  $79,676,234 $20,735,878 $96,951,540

                                                            ============  ===========  =========== =========== ===========
Net assets consist of:
Undistributed net investment income/(loss)................. $    113,809  $   (27,195) $   553,800 $   143,816 $ 3,310,486
Accumulated net realized gain/(loss) on investments........  (26,905,927)   4,942,391    3,232,817     179,992   1,278,197
Unrealized appreciation/(depreciation) on:
   Investments.............................................   39,172,824    3,543,786   10,931,380   1,840,787   2,898,024
   Foreign currency translations...........................            5           --           --          --      72,962
Paid-in capital............................................  147,482,872   51,565,297   64,958,237  18,571,283  89,391,871
                                                            ------------  -----------  ----------- ----------- -----------
Net assets................................................. $159,863,583  $60,024,279  $79,676,234 $20,735,878 $96,951,540

                                                            ============  ===========  =========== =========== ===========
Shares of common stock outstanding.........................    9,626,774    7,775,516    6,624,887   2,029,832   9,224,238

                                                            ------------  -----------  ----------- ----------- -----------
Net asset value per share.................................. $      16.61  $      7.72  $     12.03 $     10.22 $     10.51
                                                            ============  ===========  =========== =========== ===========

                See accompanying notes to financial statements.

Nations Funds

Statements of operations                                            (unaudited)

For the six months ended June 30, 2005

                                                               International International   Focused       Small
                                                               Opportunities     Value      Equities      Company    21st Century
                                                                 Portfolio     Portfolio    Portfolio    Portfolio    Portfolio
                                                               ------------- ------------- -----------  -----------  ------------
Investment income:
Dividends (Net of foreign taxes withheld of $127,920, $54,950,
  $33,857, $124, $5,142, $36,868, $4,421, $2,925, $0 and $48,
  respectively)...............................................  $ 2,078,275   $   461,114  $ 1,014,720  $    59,804  $   105,684
Dividend income from affiliated funds.........................       46,098         3,281       43,822       16,092        9,962
Interest......................................................        5,409            --       11,690           --        2,351
Securities lending............................................       14,001            --        8,557       17,371        2,010
                                                                -----------   -----------  -----------  -----------  -----------
   Total investment income....................................    2,143,783       464,395    1,078,789       93,267      120,007
                                                                -----------   -----------  -----------  -----------  -----------
Expenses:
Investment advisory fee.......................................      471,412       102,112      693,812      120,603       69,315
Administration fee............................................      129,638        26,711      216,149       46,495       21,588
Transfer agent fees...........................................        8,931         3,600       21,422        4,515        1,841
Custodian fees................................................       47,971         3,947       14,356        7,268        6,385
Trustees' fees and expenses...................................       11,529         9,389        9,389       11,529        9,389
Shareholder servicing and distribution fees...................      147,316        30,353      234,945       50,538       23,465
Legal and audit fees..........................................       32,793        24,354       41,783       25,850       23,285
Printing expense..............................................       10,392         8,107        7,240        5,599        5,997
Chief compliance officer fees (see Note 4)....................        1,698         1,455        1,873        1,498        1,443
Interest expense..............................................           --            46           --           --           --
Other.........................................................        7,683         5,883        3,580       29,503        5,153
                                                                -----------   -----------  -----------  -----------  -----------
   Total expenses.............................................      869,363       215,957    1,244,549      303,398      167,861
Fees waived and expenses reimbursed by investment advisor
  and/or distributor
  (see Note 4)................................................         (461)      (64,143)    (234,945)     (59,523)     (64,251)
Fees reduced by credits allowed by the custodian (see Note 4).         (438)           --       (1,455)          --         (363)
                                                                -----------   -----------  -----------  -----------  -----------
   Net expenses...............................................      868,464       151,814    1,008,149      243,875      103,247
                                                                -----------   -----------  -----------  -----------  -----------
Net investment income/(loss)..................................    1,275,319       312,581       70,640     (150,608)      16,760
                                                                -----------   -----------  -----------  -----------  -----------
Net realized and unrealized gain/(loss) on investments:
Net realized gain/(loss) from:
 Security transactions........................................    2,401,361       901,640    3,676,962    1,691,957      518,002
 Foreign currency and other net assets........................      (25,856)         (939)      (1,436)          --       72,136
                                                                -----------   -----------  -----------  -----------  -----------
Net realized gain/(loss) on investments.......................    2,375,505       900,701    3,675,526    1,691,957      590,138
                                                                -----------   -----------  -----------  -----------  -----------
Change in unrealized appreciation/(depreciation) of:
 Securities...................................................   (7,901,745)   (2,122,111)  (6,594,116)  (2,095,376)  (1,555,908)
 Foreign currency and other net assets........................      (44,325)         (389)          10           --        6,879
                                                                -----------   -----------  -----------  -----------  -----------
Net change in unrealized appreciation/(depreciation) of
  investments.................................................   (7,946,070)   (2,122,500)  (6,594,106)  (2,095,376)  (1,549,029)
                                                                -----------   -----------  -----------  -----------  -----------
Net realized and unrealized gain/(loss) on investments........   (5,570,565)   (1,221,799)  (2,918,580)    (403,419)    (958,891)
                                                                -----------   -----------  -----------  -----------  -----------
Net increase/(decrease) in net assets resulting from
  operations..................................................  $(4,295,246)  $  (909,218) $(2,847,940) $  (554,027) $  (942,131)
                                                                ===========   ===========  ===========  ===========  ===========

                See accompanying notes to financial statements.

Nations Funds

Statements of operations (continued)                                (unaudited)

                                                                              MidCap                    Asset     High Yield
                                                                 Growth       Growth        Value     Allocation     Bond
                                                                Portfolio    Portfolio    Portfolio   Portfolio   Portfolio
                                                               -----------  -----------  -----------  ---------- -----------
Investment income:
Dividends (Net of foreign taxes withheld of $127,920, $54,950,
  $33,857, $124, $5,142, $36,868, $4,421, $2,925, $0 and $48,
  respectively)............................................... $   879,024  $   218,670  $   910,977  $ 119,021  $    57,804
Dividend income from affiliated funds.........................      49,373       39,629       13,728        355        2,116
Interest......................................................       2,849        3,024          372    126,320    3,603,544
Securities lending............................................       5,104           --        1,043        268       29,375

                                                               -----------  -----------  -----------  ---------  -----------
   Total investment income....................................     936,350      261,323      926,120    245,964    3,692,839

                                                               -----------  -----------  -----------  ---------  -----------
Expenses:
Investment advisory fee.......................................     559,483      187,537      208,788     50,595      267,531
Administration fee............................................     174,287       66,359       88,724     23,067      111,877
Transfer agent fees...........................................      14,886        5,981        7,449      2,696       10,106
Custodian fees................................................      10,810        4,890        4,716      7,219        6,584
Trustees' fees and expenses...................................      11,529       11,529       11,529      9,387       10,943
Shareholder servicing and distribution fees...................     189,451       72,100       96,469     26,212      121,605
Legal and audit fees..........................................      37,218       27,515       29,548     23,994       24,073
Printing expense..............................................       8,505        8,117        5,443     10,885       14,842
Chief compliance officer fees (see Note 4)....................       1,783        1,542        1,592      1,448        1,642
Interest expense..............................................          --           --           --         --           --
Other.........................................................       3,763        2,186       14,532     14,607       25,796

                                                               -----------  -----------  -----------  ---------  -----------
   Total expenses.............................................   1,011,715      387,756      468,790    170,110      594,999
Fees waived and expenses reimbursed by investment advisor
  and/or distributor
  (see Note 4)................................................    (189,451)     (99,072)     (96,469)   (65,261)    (121,605)
Fees reduced by credits allowed by the custodian (see Note
  4)..........................................................        (201)        (166)          (1)        --           --

                                                               -----------  -----------  -----------  ---------  -----------
   Net expenses...............................................     822,063      288,518      372,320    104,849      473,394

                                                               -----------  -----------  -----------  ---------  -----------
Net investment income/(loss)..................................     114,287      (27,195)     553,800    141,115    3,219,445

                                                               -----------  -----------  -----------  ---------  -----------
Net realized and unrealized gain/(loss) on investments:
Net realized gain/(loss) from:
 Security transactions........................................   1,674,929      555,408    2,579,322    732,868      982,102
 Foreign currency and other net assets........................        (464)         209           --         --       61,036

                                                               -----------  -----------  -----------  ---------  -----------
Net realized gain/(loss) on investments.......................   1,674,465      555,617    2,579,322    732,868    1,043,138

                                                               -----------  -----------  -----------  ---------  -----------
Change in unrealized appreciation/(depreciation) of:
 Securities...................................................  (2,138,444)  (3,257,323)  (1,383,728)  (655,052)  (4,650,318)
 Foreign currency and other net assets........................           5           --           --         --       71,423

                                                               -----------  -----------  -----------  ---------  -----------
Net change in unrealized appreciation/(depreciation) of
  investments.................................................  (2,138,439)  (3,257,323)  (1,383,728)  (655,052)  (4,578,895)

                                                               -----------  -----------  -----------  ---------  -----------
Net realized and unrealized gain/(loss) on investments........    (463,974)  (2,701,706)   1,195,594     77,816   (3,535,757)

                                                               -----------  -----------  -----------  ---------  -----------
Net increase/(decrease) in net assets resulting from
  operations.................................................. $  (349,687) $(2,728,901) $ 1,749,394  $ 218,931  $  (316,312)
                                                               ===========  ===========  ===========  =========  ===========

                See accompanying notes to financial statements.

Nations Funds

Statements of changes in net assets

                                                                      International Opportunities
                                                                               Portfolio          International Value Portfolio
                                                                      --------------------------  ----------------------------
                                                                       Six months                  Six months
                                                                          ended      Year ended       ended        Year ended
                                                                      June 30, 2005 December 31,  June 30, 2005   December 31,
                                                                       (unaudited)      2004       (unaudited)        2004
                                                                      ------------- ------------  -------------   ------------
Net investment income/(loss)......................................... $  1,275,319  $    420,763   $   312,581    $   315,927
Net realized gain on investments.....................................    2,375,505     4,700,834       900,701      2,751,825
Net change in unrealized appreciation/(depreciation) of investments..   (7,946,070)    8,613,759    (2,122,500)     1,926,805
                                                                      ------------  ------------   -----------    -----------
Net increase/(decrease) in net assets resulting from operations......   (4,295,246)   13,735,356      (909,218)     4,994,557
Distributions to shareholders from net investment income.............           --      (328,399)           --       (383,382)
Distributions to shareholders from net realized gain on investments..           --      (171,266)           --     (1,976,925)
Net increase/(decrease) in net assets from Portfolio share
  transactions.......................................................   16,815,706    47,278,093    (2,784,163)      (514,391)
                                                                      ------------  ------------   -----------    -----------
Net increase/(decrease) in net assets................................   12,520,460    60,513,784    (3,693,381)     2,119,859
Net assets:
Beginning of period..................................................  113,124,400    52,610,616    26,332,263     24,212,404
                                                                      ------------  ------------   -----------    -----------
End of period........................................................ $125,644,860  $113,124,400   $22,638,882    $26,332,263
                                                                      ============  ============   ===========    ===========
Undistributed net investment income/(accumulated net investment loss)
  at end of period................................................... $  1,378,282  $    102,963   $   311,789    $      (792)
                                                                      ============  ============   ===========    ===========

                See accompanying notes to financial statements.

Nations Funds

                                           Focused Equities Portfolio   Small Company Portfolio     21st Century Portfolio
                                           --------------------------  -------------------------  -------------------------
                                            Six months                  Six months                 Six months
                                               ended      Year ended       ended      Year ended      ended      Year ended
                                           June 30, 2005 December 31,  June 30, 2005 December 31, June 30, 2005 December 31,
                                            (unaudited)      2004       (unaudited)      2004      (unaudited)      2004
                                           ------------- ------------  ------------- ------------ ------------- ------------
Net investment income/(loss).............. $     70,640  $   (281,454)  $  (150,608) $  (315,935)  $    16,760  $   (13,976)
Net realized gain on investments..........    3,675,526     5,210,246     1,691,957      526,928       590,138    1,175,547
Net change in unrealized appreciation/
  (depreciation) of investments...........   (6,594,106)   14,996,133    (2,095,376)   3,634,245    (1,549,029)   1,791,393
                                           ------------  ------------   -----------  -----------   -----------  -----------
Net increase/(decrease) in net assets
  resulting from operations...............   (2,847,940)   19,924,925      (554,027)   3,845,238      (942,131)   2,952,964
Distributions to shareholders from net
  investment income.......................           --            --            --           --            --           --
Distributions to shareholders from net
  realized gain on investments............           --            --            --           --            --           --
Net increase/(decrease) in net assets from
  Portfolio share transactions............   (1,379,077)   13,716,368     2,161,542    2,100,780     3,497,265    3,986,796
                                           ------------  ------------   -----------  -----------   -----------  -----------
Net increase/(decrease) in net assets.....   (4,227,017)   33,641,293     1,607,515    5,946,018     2,555,134    6,939,760
Net assets:
Beginning of period.......................  195,737,638   162,096,345    41,210,013   35,263,995    17,853,874   10,914,114
                                           ------------  ------------   -----------  -----------   -----------  -----------
End of period............................. $191,510,621  $195,737,638   $42,817,528  $41,210,013   $20,409,008  $17,853,874
                                           ============  ============   ===========  ===========   ===========  ===========
Undistributed net investment income/
  (accumulated net investment loss) at end
  of period............................... $     70,640            --   $  (150,608)          --   $    16,756  $        (4)
                                           ============  ============   ===========  ===========   ===========  ===========

                See accompanying notes to financial statements.

Nations Funds

                                                                           Growth Portfolio        MidCap Growth Portfolio
                                                                      --------------------------  -------------------------
                                                                       Six months                  Six months
                                                                          ended      Year ended       ended      Year ended
                                                                      June 30, 2005 December 31,  June 30, 2005 December 31,
                                                                       (unaudited)      2004       (unaudited)      2004
                                                                      ------------- ------------  ------------- ------------
Net investment income/(loss)......................................... $    114,287  $   (137,807)  $   (27,195) $  (228,562)
Net realized gain/(loss) on investments..............................    1,674,465       750,952       555,617    6,385,856
Net change in unrealized appreciation/(depreciation) of investments..   (2,138,439)   16,402,711    (3,257,323)   1,093,499
                                                                      ------------  ------------   -----------  -----------
Net increase/(decrease) in net assets resulting from operations......     (349,687)   17,015,856    (2,728,901)   7,250,793
Distributions to shareholders from net investment income.............           --            --            --           --
Distributions to shareholders from net realized gain on investments..           --            --            --           --
Net increase/(decrease) in net assets from Portfolio share
  transactions.......................................................    7,113,025    40,488,455     3,519,813   13,442,758
                                                                      ------------  ------------   -----------  -----------
Net increase/(decrease) in net assets................................    6,763,338    57,504,311       790,912   20,693,551
Net assets:
Beginning of period..................................................  153,100,245    95,595,934    59,233,367   38,539,816
                                                                      ------------  ------------   -----------  -----------
End of period........................................................ $159,863,583  $153,100,245   $60,024,279  $59,233,367
                                                                      ============  ============   ===========  ===========
Undistributed net investment income/(accumulated net investment loss)
  at end of period................................................... $    113,809  $       (478)  $   (27,195)          --
                                                                      ============  ============   ===========  ===========

                See accompanying notes to financial statements.

Nations Funds

                                                     Value Portfolio       Asset Allocation Portfolio High Yield Bond Portfolio
                       -                             ---------------       -------------------------  -------------------------
                                                 Six months                 Six months                 Six months
                                                    ended      Year ended      ended      Year ended      ended      Year ended
                                                June 30, 2005 December 31, June 30, 2005 December 31, June 30, 2005 December 31,
                                                 (unaudited)      2004      (unaudited)      2004      (unaudited)      2004
                       -                        ------------- ------------ ------------- ------------ ------------- ------------
Net investment income/(loss)...................  $   553,800  $   841,683   $   141,115  $   296,914   $ 3,219,445  $ 5,789,936
Net realized gain/(loss) on investments........    2,579,322    2,657,475       732,868      930,854     1,043,138    2,945,488
Net change in unrealized appreciation/
  (depreciation) of investments................   (1,383,728)   4,898,118      (655,052)     408,914    (4,578,895)   1,045,915
                                                 -----------  -----------   -----------  -----------   -----------  -----------
Net increase/(decrease) in net assets resulting
  from operations..............................    1,749,394    8,397,276       218,931    1,636,682      (316,312)   9,781,339
Distributions to shareholders from net
  investment income............................           --     (863,127)           --     (294,213)           --   (5,902,360)
Distributions to shareholders from net realized
  gain on investments..........................           --           --            --           --            --   (3,068,865)
Net increase/(decrease) in net assets from
  Portfolio share transactions.................    1,833,711   19,234,652    (1,351,368)   1,755,015    (1,142,838)  17,283,444
                                                 -----------  -----------   -----------  -----------   -----------  -----------
Net increase/(decrease) in net assets..........    3,583,105   26,768,801    (1,132,437)   3,097,484    (1,459,150)  18,093,558
Net assets:
Beginning of period............................   76,093,129   49,324,328    21,868,315   18,770,831    98,410,690   80,317,132
                                                 -----------  -----------   -----------  -----------   -----------  -----------
End of period..................................  $79,676,234  $76,093,129   $20,735,878  $21,868,315   $96,951,540  $98,410,690
                                                 -----------  -----------   -----------  -----------   -----------  -----------
Undistributed net investment income/
  (accumulated net investment loss) at end of
  period.......................................  $   553,800           --   $   143,816  $     2,701   $ 3,310,486  $    91,041
                                                 ===========  ===========   ===========  ===========   ===========  ===========

                See accompanying notes to financial statements.

Nations Funds

Schedules of capital stock activity

                                          International Opportunities Portfolio
                                    -------------------------------------------------
                                        Six months ended
                                         June 30, 2005              Year ended
                                          (unaudited)            December 31, 2004
                                    -----------------------  ------------------------
                                      Shares      Dollars      Shares       Dollars
                                    ---------  ------------  ----------  ------------
Sold............................... 1,504,182  $ 23,040,495   3,978,749  $ 56,919,460
Issued as reinvestment of dividends        --            --      31,846       499,665
Repurchased........................  (409,614)   (6,224,789)   (705,948)  (10,141,032)
                                    ---------  ------------  ----------  ------------
Net increase....................... 1,094,568  $ 16,815,706   3,304,647  $ 47,278,093
                                    =========  ============  ==========  ============

                                              International Value Portfolio
                                    -------------------------------------------------
                                        Six months ended
                                         June 30, 2005              Year ended
                                          (unaudited)            December 31, 2004
                                    -----------------------  ------------------------
                                      Shares      Dollars      Shares       Dollars
                                    ---------  ------------  ----------  ------------
Sold...............................       471  $      5,472      32,095  $    348,865
Issued as reinvestment of dividends        --            --     208,692     2,360,307
Repurchased........................  (250,270)   (2,789,635)   (294,970)   (3,223,563)
                                    ---------  ------------  ----------  ------------
Net decrease.......................  (249,799) $ (2,784,163)    (54,183) $   (514,391)
                                    =========  ============  ==========  ============

                                                Focused Equities Portfolio
                                    -------------------------------------------------
                                        Six months ended
                                         June 30, 2005              Year ended
                                          (unaudited)            December 31, 2004
                                    -----------------------  ------------------------
                                      Shares      Dollars      Shares       Dollars
                                    ---------  ------------  ----------  ------------
Sold...............................   690,037  $ 11,278,747   2,037,348  $ 30,914,764
Issued as reinvestment of dividends        --            --          --            --
Repurchased........................  (775,035)  (12,657,824) (1,136,155)  (17,198,396)
                                    ---------  ------------  ----------  ------------
Net increase/(decrease)............   (84,998) $ (1,379,077)    901,193  $ 13,716,368
                                    =========  ============  ==========  ============

                                                 Small Company Portfolio
                                    -------------------------------------------------
                                        Six months ended
                                         June 30, 2005              Year ended
                                          (unaudited)            December 31, 2004
                                    -----------------------  ------------------------
                                      Shares      Dollars      Shares       Dollars
                                    ---------  ------------  ----------  ------------
Sold...............................   298,854  $  3,028,124     831,740  $  8,154,896
Issued as reinvestment of dividends        --            --          --            --
Repurchased........................   (85,653)     (866,582)   (607,030)   (6,054,116)
                                    ---------  ------------  ----------  ------------
Net increase.......................   213,201  $  2,161,542     224,710  $  2,100,780
                                    =========  ============  ==========  ============

                                                  21st Century Portfolio
                                    -------------------------------------------------
                                        Six months ended
                                         June 30, 2005              Year ended
                                          (unaudited)            December 31, 2004
                                    -----------------------  ------------------------
                                      Shares      Dollars      Shares       Dollars
                                    ---------  ------------  ----------  ------------
Sold...............................   411,119  $  4,050,915     584,165  $  5,324,452
Issued as reinvestment of dividends        --            --          --            --
Repurchased........................   (56,738)     (553,650)   (151,207)   (1,337,656)
                                    ---------  ------------  ----------  ------------
Net increase.......................   354,381  $  3,497,265     432,958  $  3,986,796
                                    =========  ============  ==========  ============

                See accompanying notes to financial statements.

Nations Funds

                                                                                           Growth Portfolio
                                                                           -----------------------------------------------
                                                                              Six months ended
                                                                               June 30, 2005             Year ended
                                                                                (unaudited)           December 31, 2004
                                                                           ---------------------  ------------------------
                                                                            Shares     Dollars      Shares       Dollars
                                                                           --------  -----------  ----------  ------------
Sold......................................................................  882,964  $14,133,031   3,291,141  $ 49,250,667
Issued in exchange for net assets of Nations Capital Growth Portfolio (see
  Note 12)................................................................       --           --   1,369,880    20,633,731
Issued as reinvestment of dividends.......................................       --           --          --            --
Repurchased............................................................... (449,703)  (7,020,006) (1,958,524)  (29,395,943)
                                                                           --------  -----------  ----------  ------------
Net increase..............................................................  433,261  $ 7,113,025   2,702,497  $ 40,488,455
                                                                           ========  ===========  ==========  ============

                                                                                       MidCap Growth Portfolio
                                                                           -----------------------------------------------
                                                                              Six months ended
                                                                               June 30, 2005             Year ended
                                                                                (unaudited)           December 31, 2004
                                                                           ---------------------  ------------------------
                                                                            Shares     Dollars      Shares       Dollars
                                                                           --------  -----------  ----------  ------------
Sold......................................................................  592,259  $ 4,553,693   2,188,938  $ 15,625,897
Issued as reinvestment of dividends.......................................       --           --          --            --
Repurchased............................................................... (132,592)  (1,033,880)   (302,152)   (2,183,139)
                                                                           --------  -----------  ----------  ------------
Net increase..............................................................  459,667  $ 3,519,813   1,886,786  $ 13,442,758
                                                                           ========  ===========  ==========  ============

                                                                                           Value Portfolio
                                                                           -----------------------------------------------
                                                                              Six months ended
                                                                               June 30, 2005             Year ended
                                                                                (unaudited)           December 31, 2004
                                                                           ---------------------  ------------------------
                                                                            Shares     Dollars      Shares       Dollars
                                                                           --------  -----------  ----------  ------------
Sold......................................................................  366,048  $ 4,328,792   1,925,482  $ 20,779,755
Issued as reinvestment of dividends.......................................       --           --      73,270       863,127
Repurchased............................................................... (210,903)  (2,495,081)   (221,253)   (2,408,230)
                                                                           --------  -----------  ----------  ------------
Net increase..............................................................  155,145  $ 1,833,711   1,777,499  $ 19,234,652
                                                                           ========  ===========  ==========  ============

                                                                                      Asset Allocation Portfolio
                                                                           -----------------------------------------------
                                                                              Six months ended
                                                                               June 30, 2005             Year ended
                                                                                (unaudited)           December 31, 2004
                                                                           ---------------------  ------------------------
                                                                            Shares     Dollars      Shares       Dollars
                                                                           --------  -----------  ----------  ------------
Sold......................................................................   65,376  $   655,736     413,469  $  3,992,157
Issued as reinvestment of dividends.......................................       --           --      29,130       294,213
Repurchased............................................................... (197,459)  (2,007,104)   (260,370)   (2,531,355)
                                                                           --------  -----------  ----------  ------------
Net increase/(decrease)................................................... (132,083) $(1,351,368)    182,229  $  1,755,015
                                                                           ========  ===========  ==========  ============

                                                                                      High Yield Bond Portfolio
                                                                           -----------------------------------------------
                                                                              Six months ended
                                                                               June 30, 2005             Year ended
                                                                                (unaudited)           December 31, 2004
                                                                           ---------------------  ------------------------
                                                                            Shares     Dollars      Shares       Dollars
                                                                           --------  -----------  ----------  ------------
Sold......................................................................  596,746  $ 6,245,668   2,558,094  $ 27,407,253
Issued as reinvestment of dividends.......................................       --           --     850,104     8,971,225
Repurchased............................................................... (710,436)  (7,388,506) (1,786,123)  (19,095,034)
                                                                           --------  -----------  ----------  ------------
Net increase/(decrease)................................................... (113,690) $(1,142,838)  1,622,075  $ 17,283,444
                                                                           ========  ===========  ==========  ============

                See accompanying notes to financial statements.

Nations Funds

Financial highlights

For a share outstanding throughout each period.

                    Net asset                Net realized   Net increase/  Dividends    Distributions                   Total
                      value        Net      and unrealized  (decrease) in   from net      from net    Distributions   dividends
                    beginning  investment   gain/(loss) on net asset value investment     realized      from paid        and
                    of period income/(loss)  investments   from operations   income     capital gains  in capital   distributions
                    --------- ------------- -------------- --------------- ----------   ------------- ------------- -------------
International
  Opportunities
  Portfolio
Six months ended
  06/30/2005
  (unaudited)(b)...  $15.74      $ 0.16         $(0.73)        $(0.57)       $   --        $   --        $   --        $   --
Year ended
  12/31/2004(b)....   13.56        0.08           2.17           2.25         (0.05)        (0.02)           --         (0.07)
Year ended
  12/31/2003(b)....    9.67        0.00(f)        3.89           3.89         (0.00)(f)        --            --         (0.00)(f)
Year ended
  12/31/2002(b)....   10.44        0.02          (0.79)         (0.77)        (0.00)(f)        --            --         (0.00)(f)
Year ended
  12/31/2001(b)....   12.17        0.06          (1.77)         (1.71)        (0.02)        (0.00)(f)        --         (0.02)
Year ended
  12/31/2000.......   14.35        0.02          (1.99)         (1.97)        (0.02)        (0.19)           --         (0.21)
International Value
  Portfolio
Six months ended
  06/30/2005
  (unaudited)(b)...  $11.41      $ 0.14         $(0.55)        $(0.41)       $   --        $   --        $   --        $   --
Year ended
  12/31/2004(b)....   10.25        0.14           2.14           2.28         (0.18)        (0.94)           --         (1.12)
Year ended
  12/31/2003(b)....    6.85        0.09           3.42           3.51         (0.10)        (0.00)(f)     (0.01)        (0.11)
Year ended
  12/31/2002(b)....    8.40        0.14          (1.49)         (1.35)        (0.11)        (0.09)           --         (0.20)
Year ended
  12/31/2001(b)....    9.43        0.11          (1.05)         (0.94)        (0.05)        (0.04)           --         (0.09)
Period ended
  12/31/2000(h)....   10.00        0.04          (0.57)         (0.53)        (0.04)           --            --         (0.04)
Focused Equities
  Portfolio
Six months ended
  06/30/2005
  (unaudited)(b)...  $16.89      $ 0.01         $(0.26)        $(0.25)       $   --        $   --        $   --        $   --
Year ended
  12/31/2004(b)....   15.16       (0.02)          1.75           1.73            --            --            --            --
Year ended
  12/31/2003(b)....   11.39       (0.04)          3.81           3.77            --            --            --            --
Year ended
  12/31/2002(b)....   13.42       (0.05)         (1.98)         (2.03)           --            --            --            --
Year ended
  12/31/2001(b)....   16.31       (0.01)         (2.88)         (2.89)           --            --            --            --
Year ended
  12/31/2000(b)....   19.71        0.01          (3.09)         (3.08)        (0.01)        (0.31)           --         (0.32)(i)
Small Company
  Portfolio
Six months ended
  06/30/2005
  (unaudited)(b)...  $10.63      $(0.04)        $(0.12)        $(0.16)       $   --        $   --        $   --        $   --
Year ended
  12/31/2004(b)....    9.65       (0.09)          1.07           0.98            --            --            --            --
Year ended
  12/31/2003(b)....    7.15       (0.06)          2.56           2.50            --            --            --            --
Year ended
  12/31/2002(b)....    9.72       (0.05)         (2.51)         (2.56)           --         (0.01)           --         (0.01)
Year ended
  12/31/2001(b)....    9.39       (0.03)          0.40           0.37            --         (0.04)           --         (0.04)
Year ended
  12/31/2000(b)....    9.55        0.03           1.03           1.06         (0.44)        (0.44)        (0.34)        (1.22)
21st Century
  Portfolio
Six months ended
  06/30/2005
  (unaudited)(b)...  $10.40      $ 0.01         $(0.56)        $(0.55)       $   --        $   --        $   --        $   --
Year ended
  12/31/2004(b)....    8.50       (0.01)          1.91           1.90            --            --            --            --
Year ended
  12/31/2003(b)....    5.71       (0.04)          2.83           2.79            --            --            --            --
Year ended
  12/31/2002(b)....    6.22       (0.02)         (0.49)         (0.51)           --            --            --            --
Year ended
  12/31/2001(b)....    8.47       (0.03)         (2.22)         (2.25)           --            --            --            --
Year ended
  12/31/2000.......   11.63       (0.03)         (3.13)         (3.16)           --            --            --            --

Nations Funds

                                                                                                               Without waivers
                                                                                                               and/or expense
                                                                                                               reimbursements
                                                                                                               ---------------
                                                                     Ratio of           Ratio of                  Ratio of
                              Net asset                 Net assets   operating       net investment               operating
                                value                     end of    expenses to      income/(loss)  Portfolio    expenses to
                               end of       Total         period      average          to average   turnover       average
                               period     return(a)       (000)     net assets         net assets     rate       net assets
                              --------- ---------       ---------- -----------       -------------- ---------  ---------------
International Opportunities
  Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $15.17     (3.62)%(c)(j)  $125,645     1.47%(d)(e)         2.16%(d)      95%(j)      1.47%(d)(e)
Year ended 12/31/2004(b).....   15.74     16.59(c)        113,124     1.50(e)             0.53         130          1.57(e)
Year ended 12/31/2003(b).....   13.56     40.25            52,611     1.45(e)             0.02         147          1.84(e)
Year ended 12/31/2002(b).....    9.67     (7.35)           14,819     1.25(e)(g)          0.15         175          2.29(e)
Year ended 12/31/2001(b).....   10.44    (13.98)           11,330     1.25(e)(g)          0.57         304          2.52(e)
Year ended 12/31/2000........   12.17    (13.81)           13,937     1.25                0.20          30          2.20
International Value Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $11.00     (3.59)%(c)(j)  $ 22,639     1.25%(d)(e)(g)      2.57%(d)       3%(j)      1.78%(d)(e)
Year ended 12/31/2004(b).....   11.41     22.35(c)         26,332     1.25(e)             1.29          30          1.82(e)
Year ended 12/31/2003(b).....   10.25     51.28            24,212     1.24(e)(g)          1.17          10          1.76(e)
Year ended 12/31/2002(b).....    6.85    (16.04)           19,423     1.25(e)             1.74          15          1.81(e)
Year ended 12/31/2001(b).....    8.40     (9.87)           11,506     1.25                1.25          10          3.04
Period ended 12/31/2000(h)...    9.43     (5.35)            2,122     1.25(d)             1.32(d)        2          7.59(d)(e)
Focused Equities Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $16.64     (1.48)%(c)(j)  $191,511     1.07%(d)(e)         0.08%(d)      35%(j)      1.32%(d)(e)
Year ended 12/31/2004(b).....   16.89     11.41(c)        195,738     1.09(e)            (0.16)         99          1.34(e)
Year ended 12/31/2003(b).....   15.16     33.10           162,096     1.08(e)            (0.29)         76          1.33(e)
Year ended 12/31/2002(b).....   11.39    (15.13)          101,516     1.09(e)(g)         (0.41)        119          1.35(e)
Year ended 12/31/2001(b).....   13.42    (17.72)          116,739     1.10(e)            (0.08)        128          1.38(e)
Year ended 12/31/2000(b).....   16.31    (15.82)          148,714     1.10(e)(g)          0.06         141          1.36(e)
Small Company Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $10.47     (1.51)%(c)(j)  $ 42,818     1.21%(d)(e)        (0.75)%(d)     38%(j)      1.50%(d)(e)
Year ended 12/31/2004(b).....   10.63     10.16(c)         41,210     1.25(e)(g)         (0.89)         68          1.70(e)
Year ended 12/31/2003(b).....    9.65     34.96            35,264     1.23(e)(g)         (0.75)         57          1.61(e)
Year ended 12/31/2002(b).....    7.15    (26.37)           16,288     1.25(e)            (0.64)         48          1.92(e)
Year ended 12/31/2001(b).....    9.72      3.93            12,579     1.07(e)(g)         (0.31)         70          2.14(e)
Year ended 12/31/2000(b).....    9.39     10.84             9,328     0.68(e)             0.31          94          1.92(e)
21st Century Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $ 9.85     (5.29)%(c)(j)  $ 20,409     1.10%(d)(e)         0.18%(d)      85%(j)      1.79%(d)(e)
Year ended 12/31/2004(b).....   10.40     22.35(c)         17,854     1.10(e)(g)         (0.11)        174          2.07(e)
Year ended 12/31/2003(b).....    8.50     48.86            10,914     1.09(e)            (0.57)        206          2.06(e)
Year ended 12/31/2002(b).....    5.71     (8.20)            5,527     1.10(e)            (0.36)        352          2.55(e)
Year ended 12/31/2001(b).....    6.22    (26.56)            4,825     1.07(e)            (0.42)        373          3.45(e)
Year ended 12/31/2000........    8.47    (27.17)            5,107     1.00(e)            (0.25)        140          2.25(e)

--------
(a) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
(b) Per share net investment income/(loss) has been calculated using the monthly average shares method.
(c) Had the investment advisor and/or distributor not reimbursed a portion of expenses, total return would have been reduced.
(d) Annualized.
(e) The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(f) Amount represents less than $0.01 per share.
(g) The effect of interest expense on the operating expense ratio was less than 0.01%.
(h) International Value Portfolio commenced operations on July 7, 2000.
(i) Includes distributions in excess of net investment income or from realized gains which amounted to less than $0.01 per share.
(j) Not annualized.

                See accompanying notes to financial statements.

Nations Funds

For a share outstanding throughout each period.

                              Net asset                Net realized   Net increase/  Dividends    Distributions     Total
                                value        Net      and unrealized  (decrease) in   from net      from net      dividends
                              beginning  investment   gain/(loss) on net asset value investment     realized         and
                              of period income/(loss)  investments   from operations   income     capital gains distributions
                              --------- ------------- -------------- --------------- ----------   ------------- -------------
Growth Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $16.65      $ 0.01         $(0.05)        $(0.04)       $   --        $   --        $   --
Year ended 12/31/2004(b).....   14.73       (0.02)          1.94           1.92            --            --            --
Year ended 12/31/2003(b).....   11.28       (0.04)          3.49           3.45            --            --            --
Year ended 12/31/2002(b).....   13.45       (0.05)         (2.12)         (2.17)           --            --            --
Year ended 12/31/2001(b).....   16.33       (0.02)         (2.86)         (2.88)        (0.00)(g)        --         (0.00)(g)
Year ended 12/31/2000(b).....   18.86        0.00(g)       (2.34)         (2.34)        (0.00)(g)     (0.19)        (0.19)
MidCap Growth Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $ 8.10      $ 0.00(g)      $(0.38)        $(0.38)       $   --        $   --        $   --
Year ended 12/31/2004(b).....    7.10       (0.03)          1.03           1.00            --            --            --
Year ended 12/31/2003(b).....    5.57       (0.03)          1.56           1.53            --            --            --
Year ended 12/31/2002(b).....    8.44       (0.02)         (2.85)         (2.87)           --            --            --
Period ended 12/31/2001(b)(h)   10.00       (0.02)         (1.54)         (1.56)           --            --            --
Value Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $11.76      $ 0.08         $ 0.19         $ 0.27        $   --        $   --        $   --
Year ended 12/31/2004(b).....   10.51        0.15           1.24           1.39         (0.14)           --         (0.14)
Year ended 12/31/2003(b).....    8.15        0.13           2.33           2.46         (0.10)           --         (0.10)
Year ended 12/31/2002(b).....   10.39        0.12          (2.27)         (2.15)        (0.09)           --         (0.09)
Year ended 12/31/2001(b).....   11.29        0.10          (0.91)         (0.81)        (0.09)           --         (0.09)
Year ended 12/31/2000(b).....   10.61        0.12           0.67           0.79         (0.11)           --         (0.11)
Asset Allocation Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $10.12      $ 0.07         $ 0.03         $ 0.10        $   --        $   --        $   --
Year ended 12/31/2004(b).....    9.48        0.14           0.64           0.78         (0.14)           --         (0.14)
Year ended 12/31/2003(b).....    8.05        0.12           1.42           1.54         (0.11)           --         (0.11)
Year ended 12/31/2002(b).....    9.46        0.15          (1.43)         (1.28)        (0.13)           --         (0.13)
Year ended 12/31/2001(b).....   10.13        0.22          (0.70)         (0.48)        (0.19)           --         (0.19)
Year ended 12/31/2000........    9.65        0.31           0.48           0.79         (0.31)           --         (0.31)
High Yield Bond Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $10.54      $ 0.35         $(0.38)        $(0.03)       $   --        $   --        $   --
Year ended 12/31/2004(b).....   10.41        0.72           0.46           1.18         (0.69)        (0.36)        (1.05)
Year ended 12/31/2003(b).....    8.45        0.81           1.83           2.64         (0.67)        (0.01)        (0.68)
Year ended 12/31/2002(b).....    8.87        0.80          (0.61)          0.19         (0.61)           --         (0.61)
Year ended 12/31/2001(b).....    8.96        1.07          (0.33)          0.74         (0.83)           --         (0.83)
Period ended 12/31/2000(h)...   10.00        0.50          (1.03)         (0.53)        (0.51)           --         (0.51)

Nations Funds

                                                                                                            Without waivers
                                                                                                            and/or expense
                                                                                                            reimbursements
                                                                                                            ---------------
                                                                    Ratio of         Ratio of                  Ratio of
                              Net asset                 Net assets  operating     net investment               operating
                                value                     end of   expenses to    income/(loss)  Portfolio    expenses to
                               end of       Total         period     average      to average net turnover     average net
                               period     return(a)       (000)    net assets         assets       rate         assets
                              --------- ---------       ---------- -----------    -------------- ---------  ---------------
Growth Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $16.61     (0.24)%(c)(i)  $159,864     1.08%(d)(e)      0.15%(e)      40%(i)      1.33%(d)(e)
Year ended 12/31/2004(b).....   16.65     13.03(c)        153,100     1.12(d)(f)      (0.11)         77          1.37(d)
Year ended 12/31/2003(b).....   14.73     30.59            95,596     1.13(d)(f)      (0.34)         83          1.38(d)
Year ended 12/31/2002(b).....   11.28    (16.13)           56,948     1.14(d)(f)      (0.40)        107          1.42(d)
Year ended 12/31/2001(b).....   13.45    (17.63)           72,550     1.10(d)         (0.14)        113          1.43(d)
Year ended 12/31/2000(b).....   16.33    (12.42)           90,791     1.10(d)(f)       0.01         122          1.39(d)
MidCap Growth Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $ 7.72     (4.69)%(c)(i)  $ 60,024     1.00%(d)(e)     (0.09)%(e)     85%(i)      1.34%(d)(e)
Year ended 12/31/2004(b).....    8.10     14.08(c)         59,233     1.00(d)(f)      (0.49)        151          1.38(d)
Year ended 12/31/2003(b).....    7.10     27.47            38,540     1.00(d)         (0.41)         56          1.48(d)
Year ended 12/31/2002(b).....    5.57    (34.00)           12,641     1.00(d)         (0.38)         49          2.02(d)
Period ended 12/31/2001(b)(h)    8.44    (15.60)            3,560     1.00(d)(e)      (0.19)(e)      20          5.73(d)(e)
Value Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $12.03      2.30%(c)(i)   $ 79,676     0.96%(d)(e)      1.44%(e)      29%(i)      1.21%(d)(e)
Year ended 12/31/2004(b).....   11.76     13.18(c)         76,093     1.00(d)          1.36          48          1.33(d)
Year ended 12/31/2003(b).....   10.51     30.17            49,324     1.00(d)          1.47          55          1.40(d)
Year ended 12/31/2002(b).....    8.15    (20.73)           19,598     1.00(d)(f)       1.30          89          1.59(d)
Year ended 12/31/2001(b).....   10.39     (7.20)           14,017     1.00(d)          1.00         168          2.00(d)
Year ended 12/31/2000(b).....   11.29      7.47            11,073     1.00(d)(f)       1.12         174          1.87(d)
Asset Allocation Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $10.22      0.99%(c)(i)   $ 20,736     1.00%(d)(e)      1.35%(e)     101%(i)      1.62%(d)(e)
Year ended 12/31/2004(b).....   10.12      8.21(c)         21,868     1.00(d)          1.43         205          1.67(d)
Year ended 12/31/2003(b).....    9.48     19.09            18,771     1.00(d)          1.37         262          1.71(d)
Year ended 12/31/2002(b).....    8.05    (13.54)           10,636     1.00(d)          1.72         372          1.97(d)
Year ended 12/31/2001(b).....    9.46     (4.72)           10,085     1.00(d)          2.31         273          2.34(d)
Year ended 12/31/2000........   10.13      8.14             7,321     1.00(d)          3.38         210          2.21(d)
High Yield Bond Portfolio
Six months ended 06/30/2005
  (unaudited)(b).............  $10.51     (0.28)%(c)(i)  $ 96,952     0.97%(d)(e)      6.62%(e)      25%(i)      1.22%(d)(e)
Year ended 12/31/2004(b).....   10.54     11.40(c)         98,411     0.95(d)          6.71          43          1.20(d)
Year ended 12/31/2003(b).....   10.41     31.20            80,317     0.96(d)          8.18          43          1.23(d)
Year ended 12/31/2002(b).....    8.45      2.18            35,354     1.00(d)          9.19          62          1.44(d)
Year ended 12/31/2001(b).....    8.87      8.32            17,276     1.00(d)         11.43          64          2.13(d)
Period ended 12/31/2000(h)...    8.96     (5.34)            9,843     1.00(d)(e)      10.68(e)       74          1.78(d)(e)

--------
(a) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
(b) Per share net investment income/(loss) has been calculated using the monthly average shares method.
(c) Had the investment advisor and/or distributor not reimbursed a portion of expenses, total return would have been reduced.
(d) The effect of the custodial expense offset (see Note 4) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(e) Annualized.
(f) The effect of interest expense on the operating expense ratio was less than 0.01%.
(g) Amount represents less than $0.01 per share.
(h) High Yield Bond Portfolio and MidCap Growth Portfolio commenced operations on July 7, 2000 and May 1, 2001, respectively.
(i) Not annualized.

                See accompanying notes to financial statements.

Nations Funds

Notes to financial statements (Unaudited)            June 30, 2005

Note 1.  Organization

Nations Separate Account Trust (the "Trust"), was organized as a Delaware statutory trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. These financial statements pertain to the following portfolios of the Trust (each a "Portfolio" and collectively, the "Portfolios"):

          Nations Marsico International Opportunities Portfolio
          Nations International Value Portfolio
          Nations Marsico Focused Equities Portfolio
          Nations Small Company Portfolio
          Nations Marsico 21st Century Portfolio
          Nations Marsico Growth Portfolio
          Nations Marsico MidCap Growth Portfolio
          Nations Value Portfolio
          Nations Asset Allocation Portfolio
          Nations High Yield Bond Portfolio

Since September 30, 2002, International Value Portfolio was generally closed to new investments from current or prospective investors. Shares of the International Value Portfolio may only be purchased through reinvestment of distributions by the Portfolio. The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies.

Investment Goals

Nations Marsico International Opportunities Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico 21st Century Portfolio and Nations Marsico Growth Portfolio seek long-term growth of capital. Nations International Value Portfolio seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries. Nations Small Company Portfolio and Nations Marsico MidCap Growth Portfolio seek long-term capital growth by investing primarily in equity securities. Nations Value Portfolio seeks growth of capital by investing in companies that are believed to be undervalued. Nations Asset Allocation Portfolio seeks to obtain long-term growth from capital appreciation, and dividend and interest income. Nations High Yield Bond Portfolio seeks maximum income by investing in a diversified portfolio of high yield debt securities.

Note 2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Securities which are primarily traded on foreign securities exchanges are generally valued at the last available sale price on their respective exchanges where primarily traded. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the Portfolio's prospectus.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and

Nations Funds

Notes to financial statements (Unaudited) (continued)            June 30, 2005

the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board of Trustees. Nations Funds has retained an independent fair value pricing service to assist in the fair valuation process for Portfolios that primarily invest in foreign securities.

Futures contracts: All Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Portfolio each day, depending on the daily fluctuation of the value of the contract. At June 30, 2005, the Portfolios had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. London time by a pricing service. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of assets and liabilities. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Nations Funds

Notes to financial statements (Unaudited) (continued)            June 30, 2005

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of assets and liabilities.

Repurchase agreements: Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the obligation of the Portfolio to resell, the underlying debt obligation at an agreed-upon price and date, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Portfolio seeks to assert its right. The Portfolios' investment adviser, under the oversight of the Board of Trustees, monitors the value of collateral received as well as the creditworthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate potential risks.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Loan Participations and Commitments: The High Yield Bond Portfolio may invest in Loan Participations. When the Portfolio purchases a Loan Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants"). The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date. The Portfolios estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as realized gains or as a reduction of the cost of the related investment. If the Portfolios no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. The Portfolios may, however, declare and pay distributions from net investment income more frequently. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Nations Funds

Notes to financial statements (Unaudited) (continued)    June 30, 2005

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio.

Note 3.  Federal Tax Information

The tax character of distributions paid during the year ended December 31, 2004 was as follows:

                                                      December 31, 2004
                                            --------------------------------------
                                             Ordinary  Long-term capital Return of
Portfolio                                     income         gains        capital
---------                                   ---------- ----------------- ---------
Nations Marsico International Opportunities $  328,399    $  171,266        $--
Nations International Value................    560,033     1,800,274         --
Nations Marsico Focused Equities...........         --            --         --
Nations Small Company......................         --            --         --
Nations Marsico 21st Century...............         --            --         --
Nations Marsico Growth.....................         --            --         --
Nations Marsico MidCap Growth..............         --            --         --
Nations Value..............................    841,683        21,444         --
Nations Asset Allocation...................    294,213            --         --
Nations High Yield Bond....................  7,286,868     1,684,357         --

Unrealized appreciation and depreciation at June 30, 2005, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

                                                                      Net Unrealized
                                             Unrealized   Unrealized  Appreciation/
Portfolio                                   Appreciation Depreciation (Depreciation)
---------                                   ------------ ------------ --------------
Nations Marsico International Opportunities $14,908,651   $3,723,249   $11,185,402
Nations International Value................   4,197,256    1,062,731     3,134,525
Nations Marsico Focused Equities...........  50,916,883    3,322,752    47,594,131
Nations Small Company......................   8,947,410    1,373,477     7,573,933
Nations Marsico 21st Century...............   3,003,801      601,895     2,401,906
Nations Marsico Growth.....................  40,964,487    1,791,663    39,172,824
Nations Marsico MidCap Growth..............   6,316,757    2,772,971     3,543,786
Nations Value..............................  12,466,365    1,534,985    10,931,380
Nations Asset Allocation...................   2,181,807      341,020     1,840,787
Nations High Yield Bond....................   5,884,427    2,986,403     2,898,024

The following capital loss carryforwards, determined as of December 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue
Code:

Portfolio                        Expiring in 2008 Expiring in 2009 Expiring in 2010 Expiring in 2011
---------                        ---------------- ---------------- ---------------- ----------------
Nations Marsico Focused Equities    $  237,963      $23,143,673      $10,047,508        $     --
Nations Small Company...........            --               --          341,344         416,000
Nations Marsico 21st Century....            --          509,513          237,966              --
Nations Marsico Growth..........     1,422,622       18,514,197        7,897,511         192,915
Nations Asset Allocation........            --               --          214,549         221,031

Nations Funds

Notes to financial statements (Unaudited) (continued) June 30, 2005

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Portfolios. BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following annual rates:

                                                   First  $500 million  $1 billion   $ 1.5 billion $3 billion
                                                   $ 500       to           to            to           to        Over
Portfolio                                         million  $1 billion  $ 1.5 billion  $3 billion   $6 billion $6 billion
---------                                         ------- ------------ ------------- ------------- ---------- ----------
Nations Marsico International Opportunities......  0.80%      0.80%        0.80%         0.80%        0.80%      0.80%
Nations International Value......................  0.85%      0.80%        0.75%         0.70%        0.68%      0.66%
Nations Marsico Focused Equities, Nations
  Marsico 21st Century and Nations Marsico Growth  0.74%      0.69%        0.64%         0.59%        0.57%      0.55%
Nations Small Company............................  0.64%      0.59%        0.54%         0.54%        0.54%      0.54%
Nations Marsico MidCap Growth....................  0.65%      0.65%        0.65%         0.65%        0.65%      0.65%
Nations Value....................................  0.54%      0.49%        0.44%         0.39%        0.37%      0.35%
Nations Asset Allocation.........................  0.50%      0.45%        0.40%         0.35%        0.33%      0.31%
Nations High Yield Bond..........................  0.55%      0.55%        0.55%         0.55%        0.55%      0.55%

For the six months ended June 30, 2005, the annualized effective investment advisory fee rates for the Portfolios were as follows:

                                            Effective
                                            fee rate
                                            ---------
Nations Marsico International Opportunities   0.80%
Nations International Value*...............   0.84%
Nations Marsico Focused Equities...........   0.74%
Nations Small Company*.....................   0.60%
Nations Marsico 21st Century...............   0.74%
Nations Marsico Growth.....................   0.74%
Nations Marsico MidCap Growth..............   0.65%
Nations Value..............................   0.54%
Nations Asset Allocation*..................   0.48%
Nations High Yield Bond....................   0.55%

--------
* Effective fee rate as a result of settlement with the New York Attorney General discussed in Note 13.

Sub-Advisory Fee

Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, has been retained by BACAP as sub-advisor to the Nations Marsico International Opportunities Portfolio, Nations Marsico Focused Equities Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio and Nations Marsico MidCap Growth Portfolio. In accordance with the sub-advisory agreement, Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

Brandes Investment Partners, L.P. ("Brandes") has been retained by BACAP as sub-advisor to the Nations International Value Portfolio. In accordance with the sub-advisory agreement, Brandes is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

Nations Funds

Notes to financial statements (Unaudited) (continued) June 30, 2005

MacKay Shields LLC ("MacKay Shields") has been retained by BACAP as sub-advisor to the Nations High Yield Bond Portfolio. Pursuant to the sub-advisory agreement, MacKay Shields is entitled to receive a sub-advisory fee from BACAP at the following maximum annual rates:

Average Daily Net Assets     Annual Fee Rate
------------------------     ---------------
First $100 million..........      0.400%
$100 million to $200 million      0.375%
Over $200 million...........      0.350%

Administration Fee

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Portfolios. Under the administration agreement, BACAP Distributors is entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio and Nations Asset Allocation Portfolio and 0.23% of the average daily net assets of all other Portfolios of the Trust.

At June 30, 2005, the Bank of New York ("BNY") served as sub-administrator of the Nations International Value Portfolio and Nations Small Company Portfolio pursuant to an agreement with BACAP Distributors. For the six months ended June 30, 2005, BACAP Distributors earned 0.18% (annualized) of the Portfolios' average daily net assets (net of waivers and sub-administration fees) for its administration services. Effective June 10, 2005, State Street Corporation ("State Street") became the sub-administrator of the Nations Marsico International Opportunities Portfolio, Nations Focused Equities Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio and Nations Marsico MidCap Growth Portfolio. Effective June 24, 2005, State Street became the sub-administrator of the Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio.

Underwriting Discounts, Shareholder Servicing and Distribution Fee

BACAP Distributors serves as distributor of the Portfolios' shares. For the six months ended June 30, 2005, the Portfolios did not pay any brokerage commissions to certain affiliates of BACAP in connection with the execution of various portfolio transactions.

The Trust has adopted a shareholder servicing and distribution plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated daily and paid monthly at a maximum annual rate of 0.25% of the average daily net asset value of the shares beneficially owned through the ownership of contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. BACAP Distributors has agreed through April 30, 2006, to waive 100% of the Portfolios' shareholder servicing and distribution fees, with the exception of International Opportunities Portfolio.

Fees Paid to Officers and Trustees

With the exception of one officer, no officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust. The Board of Trustees appointed a Chief Compliance Officer to the Trust in accordance with federal securities regulations. The Trust, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Portfolio's fee for the Office of the Chief Compliance Officer will not exceed $15,000

Nations Funds

Notes to financial statements (Unaudited) (continued) June 30, 2005 per year. For the six months ended June 30, 2005, the Trust paid the following fees for the Office of the Chief Compliance Officer.

Portfolio                                   Chief Compliance Officer Fees
---------                                   -----------------------------
Nations Marsico International Opportunities            $1,698
Nations International Value................             1,455
Nations Marsico Focused Equities...........             1,873
Nations Small Company......................             1,498
Nations Marsico 21st Century...............             1,443
Nations Marsico Growth.....................             1,783
Nations Marsico MidCap Growth..............             1,542
Nations Value..............................             1,592
Nations Asset Allocation...................             1,448
Nations High Yield Bond....................             1,642

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of the Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Statements of assets and liabilities.

Custody Credits

Each Portfolio has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of operations. Each Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Other

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. At June 30, 2005, only the Nations International Value Portfolio and the Nations Small Company Portfolio continued to make investments of cash balances in Nations Cash Reserves. The income earned by each Portfolio from such investments is included in its Statements of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Portfolios.

For the six months ended June 30, 2005, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                              Administration fees
                                              Advisory fees    (earned by BACAP
Portfolio                                   (earned by BACAP)    Distributors)
---------                                   ----------------- -------------------
Nations Marsico International Opportunities      $2,154             $1,117
Nations International Value................         156                 79
Nations Marsico Focused Equities...........       1,864                949
Nations Small Company......................         779                401
Nations Marsico 21st Century...............         436                225
Nations Marsico Growth.....................       2,416              1,278
Nations Marsico MidCap Growth..............       1,816                927
Nations Value..............................         584                303
Nations Asset Allocation...................       1,202                622
Nations High Yield Bond....................       7,908              4,081

Nations Funds

Notes to financial statements (Unaudited) (continued) June 30, 2005

Expense Limits and Fee Waivers

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Portfolio. BACAP has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees) exceed the annual rates below. BACAP has contractually agreed to maintain these waivers through April 30, 2006. There is no guarantee that these limitations will continue after this date.

Portfolio                                               Expense Limit
---------                                               -------------
Nations Marsico International Opportunities     1.50% (including shareholder servicing
                                                        and distribution fees)
Nations International Value................                     1.25%
Nations Small Company......................                     1.25%
Nations Marsico 21st Century...............                     1.10%
Nations Marsico MidCap Growth..............                     1.00%
Nations Value..............................                     1.00%
Nations Asset Allocation...................                     1.00%
Nations High Yield Bond....................                     1.00%

Note 5. Portfolio Information

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended June 30, 2005, were as follows:

Portfolio                                    Purchases      Sales
---------                                   ------------ ------------
Nations Marsico International Opportunities $130,477,108 $108,924,293
Nations International Value................      828,235    3,045,439
Nations Marsico Focused Equities...........   65,016,508   68,301,000
Nations Small Company......................   17,062,817   15,018,856
Nations Marsico 21st Century...............   18,795,715   15,483,091
Nations Marsico Growth.....................   68,958,942   60,135,976
Nations Marsico MidCap Growth..............   52,268,193   47,733,732
Nations Value..............................   25,181,885   22,509,052
Nations Asset Allocation...................    6,201,744    6,485,466
Nations High Yield Bond....................   23,805,616   20,144,392

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended June 30, 2005, were as follows:

Portfolio                       Purchases           Sales
---------                      -----------       -----------
Nations Asset Allocation       $15,127,526       $16,175,979

Note 6. Forward Foreign Currency Contracts

At June 30, 2005, the following Portfolios had forward foreign currency contracts outstanding:

                                              Value of       Value of                  Unrealized
                                              contract       contract   Market value appreciation/
                                Local       when opened    when opened  of contract  (depreciation)
Description                    Currency   (local currency) (US dollars) (US dollars)  (US dollars)
-----------                   ----------- ---------------- ------------ ------------ --------------
Nations Marsico 21st Century:
Contracts to Sell:
Expiring September 21, 2005.. Swiss Franc    1,551,778      $1,224,804   $1,218,979     $ 5,825
Expiring September 21, 2005.. Swiss Franc      100,000          79,657       78,554       1,103
                                                                                        -------
Net unrealized appreciation..                                                           $ 6,928
                                                                                        =======
Nations High Yield Bond:
Contracts to Sell:...........
Expiring July 7, 2005........        Euro      911,913      $1,173,427   $1,104,264     $69,163
                                                                                        -------
Net unrealized appreciation..                                                           $69,163
                                                                                        =======

Nations Funds

Notes to financial statements (Unaudited) (continued) June 30, 2005

Note 7. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Portfolios do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

The following securities are considered restricted as to resale at June 30, 2005, for the Nations High Yield Bond Portfolio:

                                                                                               Market    Percentage
                                                        Acquisition   Principal   Acquisition   value      of net
Security                                                   date     amount/shares    cost      6/30/05     assets
--------                                                ----------- ------------- ----------- ---------- ----------
ACP Holding Company:
   Common Stock(g).....................................  10/28/03       25,603    $    7,389  $   44,805    0.1%
Algoma Steel Inc., 11.000% 12/31/09(g).................  08/23/01-
                                                         07/10/03      311,000       233,584     339,768    0.4
Fountain View Inc., Common Stock(e)....................  09/03/03           56             1         896    0.0*
Gilroy Asset Receivable Trust, 10.000% 09/30/14(g).....  10/20/03      395,048       396,019     395,048    0.4
Globix Corporation, Common Stock(g)....................  10/15/01-
                                                         04/08/02       81,009            --     200,092    0.2
GT Telecom Racers Trust:
   9.755% 07/02/07(d)(e)...............................  05/21/03       29,175        15,785          --    0.0*
Haights Cross Communications, Inc.:
   Common Stock(e)(g)..................................  01/15/04        6,000       279,183     342,000    0.4
   Warrants, Expire 12/10/11(e)(f).....................  01/15/04        5,889            --          59    0.0*
LNR Property Corp., Series B, 3.580% 02/03/08(d).......  12/22/04      979,970       979,970     991,347    1.0
Mirant Revolving Credit Facility, 10.000%..............
   01/15/06(a)(b)(d)(g)................................  07/15/03      100,000       100,000      70,450    0.0*
Mirant Revolving Credit Facility, 10.000%..............
   07/17/05(a)(b)(d)(g)................................  07/10/03-
                                                         11/30/04      252,551       211,797     191,307    0.2
President Casinos, Inc., 13.000% 09/15/49(a)(e)........  06/21/05       37,000         5,066      36,260    0.0*
QuadraMed Corporation:
   Common Stock(g).....................................  04/26/04       35,026        45,533      60,945    0.0*
   Preferred Stock(g)..................................  06/16/04       18,300       446,250     411,750    0.4
Qwest Corp., 6.564% 06/30/10(c)(d)(g)..................  06/05/03      350,000       344,218     345,800    0.4
Satbirds, 4.476% 05/01/14(d)...........................  03/30/05      500,000       635,163     608,351    0.6
Thermadyne Holdings Corporation,.......................
   Common Stock(g).....................................  05/23/03-
                                                         09/25/03       16,116       173,625     225,624    0.2
United Artists Theatre Circuit Inc., 9.300% 07/01/15(g)  01/27/03       82,334        74,988      82,334    0.0*
Ziff Davis Holdings, Inc., Preferred Stock(g)..........  08/15/01-
                                                         09/04/01           25            --      17,313    0.0*
                                                                                  ----------  ----------    ---
Total..................................................                           $3,948,571  $4,364,149    4.3%
                                                                                  ==========  ==========    ===

--------
*   Amount represents less than 0.1%.
(a) Issue in default.
(b) Issuer in bankruptcy.
(c) Variable rate note. The interest rate shown reflects the rate in effect at June 30, 2005.
(d) Loan participation agreement.
(e) Fair valued security (see Note 1). (f) Non-income producing security. (g) Illiquid security (see Note 1).

Nations Funds

Notes to financial statements (Unaudited) (continued) June 30, 2005

Note 8. Shares of Beneficial Interest

At June 30, 2005, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At June 30, 2005, Hartford Life Insurance Company was record owner of the following percentage of shares outstanding:

                                            % of shares as
Portfolio                                    record owner
---------                                   --------------
Nations Marsico International Opportunities      50.9%
Nations International Value................      58.4
Nations Marsico Focused Equities...........      66.2
Nations Small Company......................      90.8
Nations Marsico 21st Century...............      82.7
Nations Marsico Growth.....................      58.4
Nations Marsico MidCap Growth..............      89.2
Nations Value..............................      87.1
Nations Asset Allocation...................      93.2
Nations High Yield Bond....................      59.6

Note 9. Line of Credit

The Nations International Value Portfolio and Nations Small Company Portfolio participate with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Portfolios had no borrowings outstanding at June 30, 2005. For the six months ended June 30, 2005, borrowings by the Portfolios under the Agreement were as follows:

                            Average amount    Average
Portfolio                    outstanding*  interest rate
---------                   -------------- -------------
Nations International Value      $734          3.39%

--------
* The average amount outstanding was calculated based on daily balances in the period.

Note 10. Securities Lending

At June 30, 2005, under an agreement with BNY, the Nations International Value Portfolio Nations Small Company Portfolio and Nations High Yield Bond Portfolio may lend their securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of the collateral. The cash collateral received is invested in repurchase agreements. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to the borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of borrower default, the Portfolio has the right to use the collateral to offset any losses incurred. In the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Portfolio. The Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by each Portfolio from securities lending is included in its Statement of operations.

At June 30, 2005, the following Portfolio had securities on loan:

                                     Market
                 Market value of      value
Portfolio       loaned securities of collateral
---------       ----------------- -------------
High Yield Bond      $2,000          $2,000

Nations Funds

Notes to financial statements (Unaudited) (continued) June 30, 2005

Note 11. Commitments and Contingencies

As of June 30, 2005, the Nations High Yield Bond Portfolio had unfunded loan commitments pursuant to the following loan agreements:

Borrower                      Unfunded Commitment
--------                      -------------------
Foster Wheeler LLC...........     $  985,000
Mirant Revolving Credit Corp.         71,600
Warner Chilcott Company, Inc.         99,518
                                  ----------
                                  $1,156,118
                                  ==========

Note 12. Reorganization

On January 23, 2004, Nations Marsico Growth Portfolio ("Acquiring Fund"), acquired the assets and assumed the liabilities of Nations Capital Growth Portfolio ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                Acquired
                                                                                 Total            Fund
                                                  Total         Total        net assets of     unrealized
                                              net assets of net assets of   Acquiring Fund   appreciation/
Acquiring Fund             Acquired Fund      Acquired Fund Acquiring Fund after acquisition (depreciation)
--------------         ---------------------- ------------- -------------- ----------------- --------------
Nations Marsico Growth Nations Capital Growth  $20,633,731   $100,374,515    $121,008,246      $3,297,273

Note 13. Disclosure of Significant Risks and Contingencies

Foreign Securities

Certain Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

High-Yield Securities

The High Yield Bond Portfolio principally invests in high yield securities (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

Legal Proceedings

On February 9, 2005, BACAP and BACAP Distributors entered into an Assurance of Discontinuance with the New York Attorney General (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the U.S. Securities and Exchange Commission (the "SEC") (the "SEC Order"). A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005 and a copy of the SEC Order is available on the SEC's website.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control

Nations Funds

Notes to financial statements (Unaudited) (continued) June 30, 2005 and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributors, Inc., the investment advisor to and distributor of the Columbia Funds, respectively, to reduce Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions. BACAP and BACAP Distributors are currently in the process of implementing the various terms of the NYAG Settlement and SEC Order.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with the BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the staff of the SEC. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. At this time, the distribution plan is still under development. As such, any gain to the Portfolios or their shareholders can not be determined. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

Civil Litigation

In connection with the events that resulted in the NYAG Settlement and SEC Order, various parties filed suits against Bank of America Corporation and certain of its affiliates, including BACAP and BACAP Distributors (collectively "BAC"), Nations Funds Trust and its Board of Trustees. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Nations Funds Trust, the Trustees, BAC and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Nations Funds Trust against BAC and others that asserts claims under federal securities laws and state common law. Nations Funds Trust is a nominal defendant in this action. The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Portfolio, if any, cannot currently be made.

Separately, a putative class action (Reinke v. Bank of America N.A., et al.) was filed against Nations Funds Trust and others on December 6, 2004 in the United States District Court for the Eastern District of Missouri relating to the conversion of common trust funds and the investment of assets held in fiduciary accounts in the Funds. Nations Funds Trust has filed a motion to dismiss that is pending. At the present time, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Note 14. Proposed Reorganization

On May 4, 2005, the Board of Trustees approved a proposal to merge Nations Small Company Portfolio into Liberty Small Company Growth Fund, Variable Series. Also on that date, the Board of Trustees approved a proposal to merge Nations Value Portfolio into Liberty Growth & Income Fund, Variable Series and a proposal to merge Nations Asset Allocation Portfolio into Liberty Asset Allocation Fund, Variable Series. The mergers are subject to approval by shareholders of the Portfolios and the satisfaction of certain other conditions. If approved, the mergers are expected to be completed in the first or second quarters of 2006.

If the mergers are not approved, the Portfolios would be reimbursed for any related merger costs.

Also on May 4, 2005, the Board of Trustees voted to liquidate the Nations International Value Portfolio. The liquidation will be completed on or about December 9, 2005.

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
[GRAPHICS APPEARS HERE] [GRAPHICS APPEARS HERE]

THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS UNLESS
               ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.
                       SHC-44/88418-0705 (08/05) 05/7155
                              5B2624SAR.1 (8/05)